EXHIBIT 10.3

SUBLEASE

THIS SUBLEASE ("Sublease") is dated for reference purposes only as of February 25, 2019, and is made by and between VERITAS TECHNOLOGIES LLC, a Delaware limited liability company ("Sublessor"), and UPWORK INC., a Delaware corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

1.    Recitals: This Sublease is made with reference to the fact that Augustine Bowers LLC, a Delaware limited liability company ("Master Lessor"), as landlord, and Sublessor, as tenant, entered into that certain Lease executed in November, 2017 ("Master Lease"), whereby Master Lessor leased to Sublessor a portion of that that certain building (“Building”) that is deemed to contain 144,902 rentable square feet of space (collectively, the “Master Premises”) located at 2625 Augustine Drive, Santa Clara, CA, and more particularly described in the Master Lease. The Master Premises, Building and larger commercial real estate project of which they are a part are referred to herein as the “Project”. A copy of the Master Lease (with business terms redacted) is attached hereto as Exhibit "A" and incorporated by reference herein.

2.    Premises: Pursuant to the terms and conditions of this Sublease, Sublessor subleases to Sublessee, and Sublessee subleases from Sublessor, the entire sixth floor portion of the Building leased to Sublessor under the Master Lease ("Premises"), which Premises is deemed to contain 32,492 rentable square feet of space, and is more particularly described on Exhibit B attached hereto and made a part hereof. Sublessee shall have the proportionate right to use the Meeting Room, Fitness Center and Food Service (as such terms are defined in the Master Lease) facilities in the Building in common with Sublessor and other tenants of the Building, as and to the extent allowed by Master Lessor under the Master Lease. Sublessor acknowledges that it has no right to relocate the Premises to other portions of the Master Premises during the Term (as defined below).

3.    Term: The term of this Sublease ("Term") shall commence on the earlier of (the “Commencement Date”): (i) Sublessee’s commencement of its business operations in any portion of the Premises, and (ii) the one hundred fiftieth (150th) day after the date on which the Early Access Period (as defined below) has commenced, and shall end on October 15, 2028 ("Expiration Date"), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms; provided, however, that the Commencement Date shall be (i) advanced by one (1) day for each day that the commencement of the Early Access Period is delayed by any act or omission of Sublessee, and (ii) extended by one (1) day for each day that the “Substantial Completion of the Tenant Improvements” (defined below) has been delayed by a “Landlord Caused Delay” (defined below), but only if and to the extent any such Landlord Caused Delay is responsible for causing the Substantial Completion of the Tenant Improvements to be delayed beyond the one hundred fiftieth (150th) day after the date on which the Early Access Period has commenced. Once the Commencement Date has been established, Sublessor and Sublessee shall execute a commencement date memorandum setting forth the Commencement Date; provided, however, that the failure to execute such a memorandum shall not affect Sublessee’s liability hereunder. The parties acknowledge that Sublessee has no option to extend the Term of this Sublease.

3.1    Early Access Period: Commencing on the date by which all of the following conditions (collectively, the “Access Conditions”) have been satisfied and continuing to the Commencement Date (the “Early Access Period”), Sublessee shall have the right to access the Premises for the purpose of preparing the Premises for Sublessee’s use and occupancy thereof, including the installation of the approved “Tenant Improvements” (defined below), and Sublessee’s furniture, fixtures and equipment therein. As referenced herein, the “Access Conditions” shall mean and include: (i) this Sublease has been fully executed and delivered by the parties hereto; (ii) Sublessor has received Master Lessor’s written consent to this Sublease; (iii) Sublessor has received the first (1st) monthly installments of Monthly Base Rent payable under Paragraph 4.3 of this Sublease; (iv) Sublessee has delivered to Sublessor the Letter of Credit to be provided by Sublessee upon the execution and delivery of this Sublease (pursuant to Paragraph 5); and (v) Sublessor has received insurance certificates evidencing that Sublessee is carrying the insurance required to be carried by Sublessee pursuant to Paragraph 21 of this Sublease. During such Early Access Period, all of the applicable terms and conditions of this Sublease shall apply to Sublessee’s use and occupancy of the Premises and all work conducted therein, provided that, Sublessee shall not be obligated to pay Monthly Base Rent or Tenant’s Share of Operating Expenses until the Commencement Date occurs; it being understood that Sublessee shall be obligated to pay all other Additional Rent applicable to the Premises during such Early Occupancy Period. Further, any work to be performed by Sublessee or its contractors within the Premises shall be performed in strict accordance with the terms of Paragraph 14 of this Sublease.

4.    Rent:

4.1    Monthly Base Rent: Commencing on the Commencement Date and continuing throughout the Term, Sublessee shall pay monthly base rent ("Monthly Base Rent") to Sublessor as follows:

Months                    Monthly Base Rent
Commencement Date - Month 7        $0*
Month 8 – Month 12            $118,595.80
Month 13 – Month 24            $122,153.67
Month 25 – Month 36            $125,818.28
Month 37 – Month 48            $129,592.82
Month 49 – Month 60            $133,480.60
Month 61 – Month 72            $137,485.01
Month 73 – Month 84            $141,609.56
Month 85 – Month 96            $145,857.84
Month 97 – Expiration Date        $150,233.57

*The foregoing Monthly Base Rent schedule starts as of the Commencement Date. The Monthly Base Rent actually payable during the first seven (7) full months of the Term is $118,595.80 per month; provided, however, notwithstanding anything in this Sublease to the contrary, Sublessee shall be entitled to an abatement of Monthly Base Rent with respect to the Premises in the amount of $118,595.80 per month for the first seven (7) full months (not including any partial month) of the Term. The maximum total amount of Monthly Base Rent abated with respect to the Premises in accordance with the foregoing shall equal $830,170.60 (the “Abated Rent”). Further, if an Event of Default occurs, then all unamortized Abated Rent (i.e. based upon the amortization of the Abated Rent in equal monthly amounts, with interest at the Interest Rate (as such term is defined below), during the period commencing on the eighth (8th) month of the Term and ending on the Expiration Date) shall immediately become due and payable by Sublessee without notice or demand and Sublessor shall be entitled to include such unamortized Abated Rent in the amount of rentals that it is entitled to recover from Sublessee under this Sublease and under California Civil Code Section 1951.2 following an Event Default by Sublessee.

As used herein, the word "month" shall mean a period beginning on the first (1st) day of a month and ending on the last day of that month. Monthly Base Rent shall be paid on or before three (3) days prior to the first (1st) day of each calendar month during the Term. Rent for any period during the Term which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on the number of days in such partial month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor by wire transfer pursuant to the following instructions:

Beneficiary Name	Veritas Technologies, LLC
Beneficiary Address	2625 Augustine Drive Santa Clara CA 95054
Beneficiary Account	*****
Beneficiary Bank Name	*****
Beneficiary Bank Address	*****
ABA Number	*****
SWIFT	*****

, or pursuant to such other electronic instructions, or to such address as may be designated in writing by Sublessor, provided that Sublessor shall provide not less than ten (10) business days’ advance notice in writing together with a copy sent via email to accountspayable@upwork.com before any change in such account information or address shall be binding on Sublessee.

4.2    Additional Rent: Commencing on the commencement of the Early Occupancy Period and continuing throughout the Term, all monies other than Monthly Base Rent required to be paid by Sublessee under this Sublease, including, without limitation: (i) one hundred percent (100%) of all utility charges with respect to any and all utilities serving the Premises, including without limitation any excess, “after hours” (as defined in Exhibit C of the Master Lease) or supplemental utility consumption within the Premises; (ii) damages recoverable due to a default under the Master Lease which is the result of any default or failure of performance by Sublessee under this Sublease; (iii) Sublessee’s Share of all costs incurred by Sublessor in the installation, maintenance, operation and repair of the electric car charging stations provided to Sublessor under the Master Lease, (iv) Sublessee’s own telephone, telecommunications and data communications charges, and any other utility and janitorial charges contracted for directly by Sublessee, (v) all personal property taxes, charges and assessments on Sublessee’s trade fixtures, equipment and other personal property located in the Premises, (vi) all permit, license or other governmental fees or charges arising out of Sublessee’s use and operation of the Premises, and (vii) any other costs or expenses due from Sublessee to Sublessor under this Sublease (provided, however that Sublessee's obligation to pay Sublessee’s Share of Operating Expenses shall not commence until the Commencement Date shall occur) shall collectively be deemed "Additional Rent" and, if not contracted for directly by Sublessee, shall be payable to Sublessor within twenty (20) days after receiving an invoice from Sublessor. Sublessee’s obligation to pay Additional Rent shall survive the expiration or earlier termination of the Term. Monthly Base Rent and Additional Rent hereinafter collectively shall be referred to as "Rent”. As used herein, "Sublessee's Share" shall mean Twenty-Two and Forty-Two Hundredths Percent (22.42%) (32,492/144,902).

4.3    Prepayment of First Month's Monthly Base Rent: Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor, in cash, the sum of One Hundred Eighteen Thousand Five Hundred Ninety-Five Dollars and Eighty Cents ($118,595.80), which shall be applied as a credit against the first installment(s) of Monthly Base Rent payable by Sublessee under this Sublease.

5.    Letter of Credit

5.1    General Provisions. Within three (3) business days after Sublessee's execution of this Sublease, Sublessee shall deliver to Sublessor, as collateral for the full performance by Sublessee of all of its obligations under this Sublease and for all losses and damages Sublessor may suffer as a result of Sublessee's failure to comply with one or more provisions of this Sublease, including, without limitation, Sublessee’s obligation to complete the Tenant Improvement Work (as defined in Paragraph 14.1 below) in a lien-free manner, a standby, unconditional, negotiable, irrevocable, transferable letter of credit (the "Letter of Credit") containing the terms required herein, in the face amount of Two Hundred Fifty Thousand Dollars ($250,000.00) (the "Letter of Credit Amount"), naming Sublessor as beneficiary, issued by Silicon Valley Bank or another licensed bank (“Bank”) with a retail branch in San Jose, California, and otherwise acceptable to Sublessor in Sublessor's sole but reasonable discretion, permitting multiple and partial draws thereon, and otherwise in the form attached hereto as Exhibit E and made a part hereof, or such other form acceptable to Sublessor. Sublessee shall cause the Letter of Credit to be maintained continuously in effect (whether through replacement, renewal or extension) in the Letter of Credit Amount through the date (the "Final LC Expiration Date") that is sixty (60) days after the expiration or earlier termination of this Sublease. If the Letter of Credit held by Sublessor expires before the Final LC Expiration Date (whether by reason of a stated expiration date or a notice of termination or non-renewal given by the issuing bank), Sublessee shall deliver a new Letter of Credit or certificate of renewal or extension to Sublessor not later than thirty (30) days before the expiration date of the Letter of Credit then held by Sublessor. In addition, if, at any time before the Final LC Expiration Date, the bank that issued the Letter of Credit held by Sublessor fails to meet the Minimum Financial Requirement (defined below), Sublessee, within ten (10) business days after Sublessor's demand, shall deliver to Sublessor, in replacement of such Letter of Credit, a new Letter of Credit issued by a licensed bank that meets the Minimum Financial Requirement and is otherwise acceptable to Sublessor in Sublessor's sole but reasonable discretion, whereupon Sublessor shall return to Sublessee the Letter of Credit that is being replaced. For purposes hereof, a bank shall be deemed to meet the "Minimum Financial Requirement" on a particular date if and only if, as of such date, such financial institution (1) has not been placed into receivership by the FDIC; and (2) has at least One Billion Dollars ($1,000,000,000.00) in assets and otherwise has a financial strength that is sufficient in Sublessor's good faith judgment. Any new Letter of Credit or certificate of renewal or extension (a "Renewal or Replacement LC") shall comply with all of the provisions of this Paragraph 5, shall be irrevocable, transferable and shall remain in effect (or be automatically renewable) through the Final LC Expiration Date upon the same terms as the Letter of Credit that is expiring or being replaced.

5.2    Drawings under Letter of Credit. Upon an Event of Default (as defined below) by Sublessee under this Sublease (or, if Sublessor is prohibited for any reason from providing a notice to Sublessee of Sublessee’s failure to comply with one or more provisions of this Sublease, then upon any such failure by Sublessee and lapse of the specified cure period without the necessity of providing notice to Sublessee), or as otherwise specifically agreed by Sublessor and Sublessee pursuant to this Sublease or any amendment hereof, Sublessor may, without prejudice to any other remedy provided in this Sublease or by any applicable governmental law, rule, statute, ordinance or regulation (collectively, “Laws”), draw on the Letter of Credit and use all or part of the proceeds to (i) satisfy any amounts due to Sublessor from Sublessee, and (ii) satisfy any other damage, injury, expense or liability caused by Sublessee's failure to so comply. In addition, if Sublessee fails to furnish a Renewal or Replacement LC complying with all of the provisions of this Paragraph 5 when required under this Paragraph 5, Sublessor may draw upon the Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) in accordance with the terms of this Paragraph 5 (the "LC Proceeds Account").

5.3    Use of Proceeds by Sublessor. The proceeds of the Letter of Credit shall constitute Sublessor's sole and separate property (and not Sublessee's property or the property of Sublessee's bankruptcy estate) and upon an Event of Default by Sublessee (or, if Sublessor is prohibited for any reason from providing a notice to Sublessee of Sublessee’s failure to comply with one or more provisions of this Sublease, then upon any such failure by Sublessee and lapse of the specified cure period without the necessity of providing notice to Sublessee), Sublessor may, immediately upon any draw (and without notice to Sublessee), apply or offset the proceeds of the Letter of Credit against (i) any Rent payable by Sublessee under this Sublease that is not paid when due; and (ii) the amount necessary to cure Sublessee’s failure to comply with one or more provision of this Sublease and to compensate Sublessor for all losses and damages that Sublessor has suffered thereby or that Sublessor reasonably estimates that it may suffer as a result of Sublessee's failure to comply with this Sublease. Provided that Sublessee has performed all of its obligations under this Sublease, Sublessor shall pay to Sublessee, within 45 days after the Final LC Expiration Date, the amount of any proceeds of the Letter of Credit received by Sublessor and not applied as provided above; provided, however, that if, before the expiration of such 45-day period, a voluntary petition is filed by Sublessee or any guarantor of Sublessee's obligations set forth in this Sublease, or an involuntary petition is filed against Sublessee or any such guarantor by any of Sublessee's or such guarantor's creditors, under the Federal Bankruptcy Code, then such payment shall not be required until either all preference issues relating to payments under this Sublease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed, in each case pursuant to a final court order not subject to appeal or any stay pending appeal.

5.4    Additional Covenants of Sublessee. If for any reason the amount of the Letter of Credit becomes less than the Letter of Credit Amount, Sublessee shall, within five (5) business days thereafter provide Sublessor with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this Paragraph 5, and if Sublessee fails to comply with the foregoing, notwithstanding any contrary provision of this Sublease, such failure shall constitute an incurable event of default by Sublessee under this Sublease. Sublessee further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Sublessor nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The use, application or retention of the Letter of Credit, or any portion thereof, by Sublessor shall not prevent Sublessor from exercising any other right or remedy provided by this Sublease or by any applicable Law, it being intended that Sublessor shall not first be required to proceed against the Letter of Credit, and shall not operate as a limitation on any recovery to which Sublessor may otherwise be entitled. Sublessee agrees not to interfere in any way with payment to Sublessor of the proceeds of the Letter of Credit, either prior to or following a "draw" by Sublessor of any portion of the Letter of Credit, regardless of whether any dispute exists between Sublessee and Sublessor as to Sublessor's right to draw upon the Letter of Credit, provided that nothing herein shall affect, and Sublessee expressly reserves all of, Sublessee’s rights and remedies after the Letter of Credit is drawn if Sublessee disputes Sublessor’s right to draw on the Letter of Credit or to apply any portion of the proceeds thereof. No condition or term of this Sublease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Sublessee agrees and acknowledges that (1) the Letter of Credit constitutes a separate and independent contract between Sublessor and the Bank, (2) Sublessee is not a third party beneficiary of such contract, (3) Sublessee has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (4) in the event Sublessee becomes a debtor under any chapter of the Bankruptcy Code, neither Sublessee, any trustee, nor Sublessee's bankruptcy estate shall have any right to restrict or limit Sublessor's claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

5.5    Nature of Letter of Credit. Sublessor and Sublessee (1) acknowledge and agree that in no event shall the Letter of Credit or any renewal thereof, any substitute therefor or any proceeds thereof (including the LC Proceeds Account) be deemed to be or treated as a "security deposit" under California Civil

Code § 1950.7, as it may be amended or succeeded, or any other Law applicable to security deposits in the commercial context ("Deposit Laws"); (2) acknowledge and agree that the Letter of Credit (including any renewal thereof, any substitute therefor or any proceeds thereof) is not intended to serve as a security deposit and shall not be subject to the Deposit Laws; and (3) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Deposit Laws. Sublessee hereby waives the provisions of California Civil Code § 1950.7 and all other provisions of applicable Law, now or hereafter in effect, which (4) establish the time frame by which Sublessor must refund a security deposit under a lease, and/or (5) provide that Sublessor may claim from the security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Sublessee or to clean the Premises, it being agreed that Sublessor may, in addition, claim those sums specified above in this Paragraph 5 and/or those sums reasonably necessary to compensate Sublessor for any loss or damage caused by Sublessee's breach of this Sublease or the acts or omission of Sublessee or any of Sublessee’s agents, employees or contractors, including any damages Sublessor suffers following termination of this Sublease.

5.6    Transfer of Letter of Credit. The Letter of Credit shall provide that Sublessor, its successors and assigns, may, at any time with notice to Sublessee but without first obtaining Sublessee's consent thereto, transfer (one or more times) all or any portion of its interest in and to the Letter of Credit to another party, person or entity as a part of the assignment by Sublessor of its rights and interests in and to this Sublease. In the event of a transfer of Sublessor's interest in the Master Lease or the Master Premises, Sublessor shall transfer the Letter of Credit, in whole or in part, to the transferee and thereupon Sublessor shall, without any further agreement between the parties, be released by Sublessee from all liability therefor arising after such transfer, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Sublessor. In connection with any such transfer of the Letter of Credit by Sublessor, Sublessee shall execute and submit to the issuing bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Sublessor shall be responsible for paying such bank's transfer and processing fees in connection therewith.

6.    Late Charge: If Sublessee fails to pay Sublessor any amount due hereunder on or before the date when such payment is due, Sublessee shall pay to Sublessor upon demand a late charge equal to five percent (5%) of the delinquent amount, provided that with respect the imposition of such late charge, Sublessee shall be entitled to prior written notice and a grace period of five (5) days for the first (and only the first) late payment of Rent in any calendar year during the Term. The parties agree that the foregoing late charge represents a reasonable estimate of the cost and expense that Sublessor will incur in processing each delinquent payment, the exact amount of such costs being extremely difficult and impractical to determine. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Sublessor by the terms of Master Lease. Acceptance of any late charge or interest shall not constitute a waiver of Sublessee’s default with respect to the overdue sum or prevent Sublessor from exercising any of its other rights and remedies under this Sublease. In addition to the foregoing late charge, which is intended to defray Sublessor’s costs resulting from a late payment, any payment from Sublessee to Sublessor not paid when due shall at Sublessor’s option bear interest from the date due until paid to Sublessor by Sublessee at the Interest Rate (defined below).

7.    Repairs: Sublessor shall deliver the Premises to Sublessee in their current configuration, “broom clean”, free of debris and any personal property other than the Equipment (as defined below), but otherwise in its current “AS-IS” condition. Except as provided in Paragraph 14 with respect to the Mechoshade Installation, Rent Credit and test fit fee, Sublessor shall have no obligation whatsoever to pay the cost of or otherwise make any alterations, improvements or repairs to the Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance

(including, without limitation, the Americans With Disabilities Act of 1990 ("ADA")). Sublessee shall look solely to Master Lessor for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease, and if Master Lessor fails to perform any such repairs within thirty (30) days after Master Lessor has been requested to do so by Sublessee, then Sublessor shall, at the written request of Sublessee, use diligent and commercially reasonable efforts to obtain the performance of Master Lessor’s obligations; in which case, Sublessee shall be obligated to reimburse Sublessor as part of Additional Rent for all reasonable out-of-pocket costs and expenses incurred by Sublessor (including without limitation, Sublessor’s reasonable out-of-pocket attorneys’ fees, if applicable) in connection therewith. Further, if such failure by Master Lessor materially interferes with Sublessee’s use of the Premises, such that the Premises or a substantial portion thereof are rendered inaccessible or unusable by Sublessee, then promptly upon the written request of Sublessee, Sublessor shall use reasonable efforts to enforce on behalf of Sublessee Sublessor’s self-help rights to remedy such failure if and to the extent allowable under Section 7.6 of the Master Lease.

7.1    Disability Access Obligations; CASp Disclaimer. For purposes of Section 1938 of the California Civil Code, Sublessor hereby discloses to Sublessee, and Sublessee hereby acknowledges, that to Sublessor’s actual knowledge, the Premises and Building have not undergone inspection by a CASp. California Civil Code Section 1938 states:

“A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.”

Notwithstanding anything to the contrary in this Sublease, Sublessor and Sublessee agree that, during the Term, Sublessee shall be responsible for (i) the payment of the fee for any CASp inspection that Sublessee desires, subject to the terms and conditions of the Master Lease, and (ii) making, at Sublessee's sole cost, any repairs necessary to correct violations of construction-related accessibility standards within the Premises, whether such violations occurred before or occur after the Commencement Date, provided that such repairs shall be in accordance with the terms of this Sublease and the Master Lease. Sublessee hereby agrees that: any CASp inspecting the Premises shall be selected in accordance with the Master Lease; Sublessee shall promptly deliver to Sublessor and Master Lessor any CASp report regarding the Premises obtained by Sublessee; and Sublessee shall keep information contained in any CASp report regarding the Premises confidential, except as may be necessary for Sublessee or its agents to complete any repairs or correct violations with respect to the Premises that Sublessee shall undertake. Sublessee shall have no right to cancel or terminate this Sublease due to violations of construction-related accessibility standards within the Premises identified in a CASp report obtained during the Term and neither Sublessor nor Master Lessor shall have any obligation to perform any alterations or improvements to the Premises necessary to correct such violations.

8.    Indemnity; Limitation of Liability: To the fullest extent permitted by law, Sublessee shall indemnify, protect, defend (with counsel reasonably acceptable to Sublessor) and hold harmless Sublessor from and against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy or condition of the Premises; (ii) the negligence or willful misconduct of Sublessee or its employees, contractors, agents or invitees; (iii) a breach of Sublessee's obligations under this Sublease; or (iv) a breach of Sublessee's obligations under the Master Lease; provided, however, that Sublessee shall have no obligation to indemnify Sublessor to the extent any such claims, liabilities, judgments, causes of action, damages, costs or expenses are caused by Sublessor's gross negligence or willful misconduct. The foregoing indemnifications shall survive the expiration or earlier termination of this Sublease. Notwithstanding anything to the contrary contained in this Sublease, in no event shall Sublessor be liable for any consequential damages incurred by Sublessee (including, without limitation, any injury to Sublessee’s business or loss of income or profit therefrom) in connection with this Sublease, the Premises or Project, nor shall the total amount of Sublessor's liability to Sublessee arising out of or in any with connected with this Sublease exceed Six Million Five Hundred Thousand Dollars ($6,500,000.00) (the “Liability Cap”).

9.    Right to Cure Defaults: If Sublessee fails to pay any sum of money to Sublessor when due, and such failure shall continue after the expiration of any applicable notice and cure period under this Sublease (it being understood that no notice of a default by Sublessee hereunder need be given by Sublessor if Sublessee is the subject of a bankruptcy proceeding), or fails to perform any other act on its part to be performed hereunder when due and such failure shall continue after the expiration of any applicable notice and cure period (it being understood that no notice of a default by Sublessee hereunder need be given by Sublessor if Sublessee is the subject of a bankruptcy proceeding), then Sublessor may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand. In addition, Sublessee shall pay to Sublessor interest on all amounts due, at that interest rate determined as of the time it is to be applied that is equal to the lesser of (i) four percent (4%) plus the “prime rate” reported in the Wall Street Journal as published closest prior to the date when due, or (ii) the maximum interest rate permitted by law (the "Interest Rate"), from the due date to and including the date of the payment, from the date of the expenditure until repaid.

10.    Assignment and Subletting: Sublessee may not assign this Sublease, sublet the Premises, transfer any interest of Sublessee therein or permit any use of the Premises by another party (collectively, "Transfer"), without the prior written consent of Sublessor (which consent may be withheld if Master Lessor's consent is not obtained; otherwise, Sublessor's consent shall not be unreasonably withheld, conditioned or delayed) and Master Lessor, and otherwise in strict accordance with the terms of the Master Lease as incorporated herein. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and, at the option of Sublessor, shall terminate this Sublease. Sublessor's waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease unless the consent expressly so provides. Notwithstanding the foregoing, but subject to obtaining Master Lessor’s consent to the extent such consent is required by Master Lessor under the Master Lease, Sublessee may, without Sublessor’s prior consent, assign its entire interest under this Sublease or sublet the Premises (i) to subsidiary, affiliate, division or corporation controlling or controlled by or under common control with Sublessee (for purposes hereof, the term "control" and derivatives thereof mean the direct or indirect ownership of more than 50% of the voting securities of an entity or possession of the right to vote more than 50% of the voting interest in the ordinary direction of the entity's affairs), or (ii) to any successor to Sublessee by purchase, merger, consolidation or reorganization (hereinafter, collectively, referred to as “Permitted Transfer”), provided: (1) no Event of Default has been caused by Sublessee; (2) if such proposed transferee is a successor to Sublessee by purchase, said proposed transferee shall acquire all or substantially all of the stock or assets of Sublessee’s business or, if such proposed transferee is a successor to Sublessee by merger, consolidation or reorganization, the continuing or surviving entity shall own all or substantially all of the assets of Sublessee; (3) such proposed transferee shall have a Net Worth (as defined in the Master Lease) that is at least equal to

Sublessee’s Net Worth at the date of this Sublease; and (4) Sublessee shall give Sublessor written notice at least ten (10) business days prior to the effective date of the proposed purchase, merger, consolidation or reorganization, unless the information is required by applicable law to remain confidential prior to the completion of the transaction, in which case Sublessee shall give written notice to Sublessor within ten (10) days after the completion of the Permitted Transfer. Further, subject to obtaining Master Lessor’s consent as and to the extent such consent is required by Master Lessor under the Master Lease, Sublessee shall be permitted to allow Approved Users to temporarily use or occupy not more than twenty percent (20%) of the Premises in accordance with Section 9.1(f) of the Master Lease, as incorporated herein. Notwithstanding anything to the contrary contained in the Master Lease (as incorporated herein) or this Sublease, Sublessee shall pay to Sublessor fifty percent (50%) of all rent and all other consideration received by Sublessee in connection with any assignment of the Sublease or sublease of the Premises in excess of the Rent allocated to the space sublet or assigned, after deducting (in the aggregate) any brokerage commissions and reasonable attorneys’ fees incurred by Sublessee in connection with the Transfer, as well as any excess rent that may be payable to Master Lessor pursuant to Section 9.1(d) of the Master Lease in connection with such Transfer. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, within twenty (20) days after receipt of written notice (that complies with all of the terms of this Paragraph) of a proposed assignment of this Sublease or a sublease of all or a portion of the Premises for a term that is more than seventy-five percent (75%) of the then remaining Term, Sublessor may, in its sole discretion, elect to terminate this Sublease as to the portion of the Premises described in Sublessee’s notice, by giving written notice of such election to terminate, with the termination effective sixty (60) days following Sublessee’s receipt of written notice of such election. If no such notice to terminate is given to Sublessee within the said twenty (20)-day period, Sublessor shall be deemed not to have cancelled any portion of this Sublease. If, however, this Sublease shall terminate, pursuant to the foregoing, with respect to less than all the Premises, then the Rent shall be adjusted on a pro rata basis to the number of square feet retained by Sublessee, and this Sublease, as so amended, shall continue in full force and effect.

11.    Use: Sublessee may use the Premises only for general office uses permitted under the Master Lease, and for no other purpose. Sublessee shall not allow the number of its employees, visitors, contractors and other people that visit the Premises to exceed the occupation density limit for the Premises allowed under applicable Law and the Master Lease. With respect to “Hazardous Materials” (as defined in the Master Lease), Sublessee shall not engage in or permit any activities in or about the Premises or Project which involve the use or presence of Hazardous Materials, except for a reasonable quality of standard office and cleaning products that may contain Hazardous Materials (such as photocopy toner, “White Out”, and the like), as and only to the extent allowed under and in compliance with the Master Lease. Sublessee shall not do or permit anything to be done in or about the Premises which would (i) injure the Premises, (ii) vibrate, shake, overload, or impair the efficient operation of the Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein, (iii) increase the existing rates for or cause cancellation of any fire, casualty, liability or other insurance policy insuring the Premises or Project, (iv) obstruct or interfere with the rights of other users of the Premises or Project, (v) constitute the commission of waste or the maintenance of a nuisance on the Premises or Project, or (vi) violate any of the requirements of the Master Lease or any “Rules and Regulations” established by Master Lessor under the Master Lease. Sublessee shall not store any materials, supplies, finished or unfinished products, or articles of any nature outside of the Premises. Sublessee shall comply with all Rules and Regulations promulgated from time to time by Master Lessor.

12.    Effect of Conveyance: As used in this Sublease, the term "Sublessor" means the holder of the “Tenant's” interest under the Master Lease. In the event of any transfer of said tenant’s interest, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor shall transfer and deliver any Letter of Credit (or any remaining cash proceeds thereof) of Sublessee to the transferee of said Sublessor’s interest in the Sublease, and thereupon Sublessor shall be discharged from any further liability with respect thereto.

13.    Acceptance: The parties acknowledge and agree that Sublessee is subleasing the Premises on an "AS IS, WITH ALL FAULTS" basis and Sublessor has made no representations or warranties of any kind with respect to the condition of the Premises. Sublessee hereby represents to Sublessor that (i) Sublessee has fully inspected the Premises and the physical condition thereof, including, without limitation, accessibility and location of utilities and improvements and earthquake preparedness, which in Sublessee’s judgment affect or influence Sublessee’s use of the Premises and Sublessee’s willingness to enter into this Sublease, (ii) Sublessee is relying on its inspection in subleasing the Premises, and (iii) Sublessee has received no representations or warranties with respect to the physical condition of the Premises on which Sublessee has relied in entering into this Sublease.

14.    Improvements: Sublessee understands and agrees that (i) Sublessor has no obligation to install any improvements or alterations to the Premises, with the exception of the installation of “Mechoshades” on six (6) windows in the Premises currently missing such shades (“Mechoshade Installation”), which Mechoshade Installation Sublessor shall use diligent good faith efforts to cause its contractor to complete as soon as reasonably practicable, and (ii) as a material part of the consideration of this Sublease, Sublessee shall install the “Tenant Improvements” (defined below). Any other improvements that Sublessee desires to install in the Premises will be subject to the prior written approval of Sublessor (other than cosmetic alterations of the type described in the first sentence of Section 7.3 of the Master Lease up to a maximum of Fifty Thousand Dollars ($50,000.00), as incorporated herein and modified in accordance with Paragraph 22.1 below, that do not require the prior written consent of Sublessor, but subject to obtaining Master Lessor’s consent to the extent such consent is required by Master Lessor under the Master Lease) and Master Lessor and otherwise required to be constructed in accordance with Section 7.3 of the Master Lease.

14.1    Tenant Improvements: The tenant improvement work ("Tenant Improvements" or the “Tenant Improvement Work”) shall consist of the work required to complete certain improvements to the Premises pursuant to approved working drawings and specifications that must be designed and constructed in accordance with the Master Lease, including Master Lessor’s construction rules and regulations in effect from time to time, and the remaining terms of the Sublease. Sublessee shall employ (i) an appropriately licensed and experienced architect approved in writing by Master Lessor and Sublessor for preparation of the working drawings and specifications for the Tenant Improvements, which shall include interior partitions, ceilings, interior finishes, interior doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets (it being understood that the Tenant Improvement Work shall include all work necessary to separately meter the Premises for electrical service), plumbing connections, heavy floor loads and other special requirements, and shall cause its architect to inspect the Premises to become acquainted with all existing conditions, and (ii) an appropriately licensed and experienced general contractor to perform the construction of the Tenant Improvements approved in writing by Master Lessor and Sublessor. Sublessor acknowledges that Sublessee intends to use Design Blitz as its architect for the Tenant Improvements, and Novo Construction as its general contractor for the Tenant Improvements, and Sublessee shall be allowed to use Design Blitz and Novo Construction if these parties are approved in writing by Master Lessor. In addition to the Rent Credit (as defined in and subject to the terms and conditions of Paragraph 14.4 below), Sublessor shall reimburse Sublessee for up to (but not in excess of) a maximum amount of Four Thousand Eight Hundred Seventy Three and 80/100 Dollars ($4,873.80) in out-of-pocket third-party costs incurred by Sublessee in obtaining test fit plans for the Tenant Improvement Work from the approved project architect for the Tenant Improvement Work. Sublessor shall make such reimbursement payment to Sublessee within thirty (30) days after Sublessor’s receipt of an invoice therefor from Sublessee, including any reasonable backup documentation requested by Sublessor. Further, Sublessor shall not be entitled nor receive any construction management fee from Sublessee with respect to the Tenant Improvement Work; it being understood that Master Lessor shall be entitled to receive a construction management fee with respect to the Tenant Improvement Work in the amount otherwise required to be paid to Master Lessor under the Master Lease.

14.2    Landlord Caused Delay. Notwithstanding anything to the contrary in this Sublease, the term “Landlord Caused Delay” as used in Section I.N of Exhibit X to the Master Lease, as incorporated herein, is changed to mean the following: actual delays in the Substantial Completion of the Tenant Improvements to the extent resulting from the failure of Sublessor to timely approve or disapprove any Construction Drawings or any other matters that are subject to Sublessor’s approval under Exhibit X, as incorporated herein for any reason other than Master Lessor’s failure to timely approve any such matters (it being understood that no Landlord Caused Delay shall be deemed to occur if Sublessor is delayed in issuing its approval of any such Construction Drawings or other matters because of Master Lessor’s delay in approving, or Master Lessor’s failure to approve, of any such items).  If Sublessee contends that a Commencement Date Delay (as defined in Exhibit X, as incorporated herein and modified by this Section 14.2, has occurred, Sublessee shall notify Sublessor in writing of (i) the event which constitutes such Commencement Date Delay and (ii) the date upon which such Commencement Date Delay is anticipated to end. If such actions, inaction or circumstance described in the Notice set forth in (i) above (the “Delay Notice”) are not cured within two (2) business days of Sublessor’s receipt of the Delay Notice and if such action, inaction or circumstance otherwise qualifies as a Commencement Date Delay, then a Commencement Date Delay shall be deemed to have occurred commencing as of the date of Sublessor’s receipt of the Delay Notice and ending as of the date such delay ends. For purposes hereof “Substantial Completion of the Tenant Improvements” shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the approved construction drawings, with the exception of any minor punch list items and the Premises is ready for occupancy by Sublessee.

14.3    Construction Representatives. Sublessee hereby designates Charlotte Johnson, Telephone (***) ***-****, Email: *********, as its representative for the purpose of receiving notices, approving submittals and issuing requests for Changes (as such term is defined in Exhibit X to the Master Lease as incorporated herein, and Sublessor shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Sublessee. Any notices or submittals to, or requests of, Sublessee related to the Tenant Improvement Work may be sent to Sublessee’s construction representative at the email address above provided. Sublessee may amend the designation of its construction representative(s) at any time upon delivery of written notice to Sublessor. Sublessor hereby designates Gary LaMonte, Telephone (***) ***-****, Email: *********, as its representative for the purpose of receiving notices, approving submittals and issuing approvals for Changes, and Sublessee shall be entitled to rely upon authorizations and directives of such person as if given directly by Sublessor. Any notices or submittals to, or requests of, Sublessor related to the Tenant Improvement Work may be sent to Sublessor’s construction representative at the email address above provided. Sublessor may amend the designation of its construction representative(s) at any time upon delivery of written notice to Sublessee.

14.4    Rent Credit: Subject to the terms and conditions of this Paragraph 14.4, Sublessee shall be entitled to apply an amount up to (but not in excess of) One Million Nine Hundred Forty-Nine Thousand Five Hundred Twenty Dollars ($1,949,520.00) of Completion Costs (as defined in Section 11.B of Exhibit X to the Master Lease, as incorporated herein) incurred by Sublessee in constructing the Tenant Improvements as a credit against Monthly Base Rent due under this Sublease (the “Rent Credit”). To be eligible to commence and continue to receive the Rent Credit, both the Tenant Improvement Work and related

Close-Out Package (as defined in Section 11.J of Exhibit X to the Master Lease, as incorporated herein) for such work must be completed by Sublessee and approved by Sublessor (which approval by Sublessor shall not be unreasonably withheld) and Master Lessor by no later than the last day of the twelfth (12th) month following the date of commencement of the Early Access Period (which period shall be extended by one (1) day for each day that the Substantial Completion of the Tenant Improvement Work is delayed beyond such 12-month-period by any Force Majeure Delay (as such term is defined in Section N of the Exhibit X to the Master Lease) or a Landlord Caused Delay, and as such delays may be determined in accordance with the provisions of Section N to Exhibit X of the Master Lease, as incorporated herein under Paragraph 22.1 below) and as further modified by Section 14.3; it being understood that Sublessee’s failure to timely and properly satisfy the foregoing condition in full shall terminate Sublessee’s right to receive the Rent Credit and render the Rent Credit void and of no further force or effect. Further, Sublessee shall have no right to receive any portion of the Rent Credit during any period of time that an uncured event of default by Sublessee then exists under this Sublease.

15.    Default: If one or more of the following events (“Event of Default”) occurs, such occurrence constitutes a breach of this Sublease by Sublessee (such events being in addition to, and superseding to the extent inconsistent with, the events of Default set forth in the Master Lease):

A.    Sublessee fails to pay when due any Rent due hereunder and such failure shall continue for three (3) days after written notice thereof from Sublessor;

B.    Sublessee fails to comply with any other provision of this Sublease in the manner and within the time required, and such failure continues for fifteen (15) days after written notice thereof from Sublessor, provided that if such failure cannot be cured within such fifteen (15)-day period, an Event of Default shall not be deemed to have occurred so long as (i) Sublessee commences such cure within such fifteen (15) day period and diligently pursues such cure to completion, provided that an event of default (as set forth in the Master Lease) is not deemed to have occurred under the Master Lease;

C.    Any other event occurs through no fault of Sublessor which involves Sublessee or the Premises and which would constitute an event of default under the Master Lease if it involved Sublessor or the Master Premises;

D.    The occurrence of an event of Default under the Master Lease that is the result of any act or omission of Sublessee or any person claiming by, through or under Sublessee or any of their respective employees, sublessees, licensees, agents, contractors and invitees (each, a “Sublessee Party”);

E.    Any purported or attempted Transfer of this Sublease or the Sublease Premises in contravention of this Sublease or the Master Lease;

F.    Sublessee (i) files or consents by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; (ii) makes an assignment for the benefit of its creditors; (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property; or (iv) takes action for the purpose of any of the foregoing;
G.    A court or governmental authority of competent jurisdiction, without consent by Sublessee, enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial portion of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of Sublessee, or if any such petition is filed against Sublessee and such petition is not dismissed within thirty (30) days; or

H.    This Sublease or any estate of Sublessee hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days.

The foregoing notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law, and Sublessor shall not be required to give any additional notice under California Code of Civil Procedure Section 1161, or any successor statute, in order to be entitled to commence an unlawful detainer proceeding, provided that Sublessor prepares and serves upon Tenant the applicable default notice in accordance with the requirements of California Code of Civil Procedure Section 1161, or any successor statute.

16.    Remedies: Upon the occurrence of an Event of Default, Sublessor shall have, in addition to any other rights and remedies available to it under this Sublease and/or at law and/or in equity, any and all rights and remedies of Master Lessor set forth in Section 14.2 of the Master Lease as incorporated herein. All rights and remedies of Sublessor herein enumerated shall be cumulative and none shall exclude any other right allowed by law or in equity and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

17.    Surrender: On or prior to the Expiration Date or earlier termination of this Sublease, Sublessee shall remove all of its trade fixtures and other property, any all alterations and improvements to the Premises made by or for Sublessee if and to the extent required under this Sublease or the Master Lease and shall surrender the Premises to Sublessor in good condition, free of Hazardous Materials, reasonable wear and tear and casualty damage not caused by Sublessee or any of Sublessee’s agents, employees, contractors or invitees excepted and in the condition required under the Master Lease (as incorporated herein); it being understood that notwithstanding anything to the contrary in this Sublease, Sublessor will not require
Sublessee to remove any Tenant Improvements or any other alterations or improvements constructed by Sublessee in the Premises unless such removal is required by Master Lessor. If the Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Premises to the required condition, plus interest thereon at the Interest Rate. In addition to Sublessee’s other indemnification obligations under this Sublease, Sublessee shall indemnify, defend with counsel reasonably acceptable to Sublessor, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Premises in the condition required, including, without limitation, any claim made by Sublessor or any succeeding tenant founded on or resulting from such failure to surrender. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

18.    Estoppel Certificates: Sublessee will at any time upon not less than seven (7) days’ prior written notice from Sublessor or Master Lessor execute, acknowledge and deliver to Sublessor a statement in writing (i) certifying that this Sublease is unmodified (or, if modified, stating the nature of such modification) and is in full force and effect, the amount of any Security Deposit or Letter of Credit, and the date to which Rent payments are paid in advance, if any, (ii) acknowledging that there are not, to Sublessee’s knowledge, any uncured defaults on the part of Sublessor hereunder or of Master Lessor under the Master Lease, or specifying such defaults if any are claimed, and (iii) any other matters relating to the Sublease or the Premises as may be reasonably requested by Sublessor or Master Lessor. Any such statement may be conclusively relied upon by any prospective purchaser, transferee or encumbrancer of the Premises or of Sublessor’s interest in this Sublease.

19.    Broker: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, lenders, agents or salesmen in connection with this transaction other than Cushman & Wakefield representing Sublessor, ( “Sublessor Broker”) and Cresa representing Sublessee ( “Sublessee Broker”). Sublessor shall be responsible for payment of a broker commission to Sublessor Broker pursuant to a separate agreement, and Sublessor Broker shall be responsible for payment of any broker commission to Sublessee Broker pursuant to a separate agreement. Under no circumstances will Sublessor be directly responsible for any payments to the Sublessee Broker. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such agent, broker, salesman, or finder other than the Sublessee Broker and Sublessor Broker.

20.    Notices: Unless five (5) days' prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. The address for Master Lessor shall be as set forth in the Master Lease. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and either sent by nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to all parties hereto at the address set forth below their signatures at the end of this Sublease.

21.    Insurance; Waiver: Sublessee shall procure and maintain all insurance policies required by the “Tenant” under Section 10.1 and Exhibit D of the Master Lease with respect to the Premises. All such liability policies shall name Sublessor and Master Lessor as additional insureds. A certificate of insurance reflecting that the insurance required to be carried by Sublessee pursuant to this Sublease and the Master Lease is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Sublessor in substance and form, shall be delivered to Sublessor at the time the condition stated in Section 23 regarding Master Lessor’s consent to this Sublease is satisfied and upon renewal of such policies, but not less than thirty (30) days prior to the expiration of the term of such coverage. Notwithstanding anything to the contrary herein, Sublessor and Sublessee hereby release each other, and their respective agents, employees, subtenants, assignees and contractors, from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which would normally be covered by "all risk" or “special form” property insurance, without regard to the negligence or willful misconduct of the entity so released.

22.    Other Sublease Terms:

22.1    Incorporation by Reference: Except as otherwise provided in this Sublease, the terms and provisions contained in the Master Lease are incorporated herein and made a part hereof as if set forth at length; provided, however, that: (i) each reference in such incorporated paragraphs to "Lease" and to "Premises" shall be deemed a reference to this "Sublease" and the "Premises" defined herein, respectively; (ii) each reference to "Landlord" and “Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as expressly set forth herein; (iii) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor with reasonable promptness, as and when requested to do so by Sublessee, and to use Sublessor's diligent and commercially reasonable efforts to obtain Master Lessor’s performance; in which case, Sublessee shall be obligated to reimburse Sublessor as part of Additional Rent for all reasonable out-of-pocket costs and expenses incurred by Sublessor in connection therewith (including without limitation, Sublessor’s reasonable out-of-pocket attorneys’ fees, if applicable); (iv) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults, but in no event shall Sublessee have less than three (3) days to perform an obligation; (v) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Master Lessor under the Master Lease, (b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Premises or Hazardous Materials, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor; (vi) with respect to any approval or consent required to be obtained from the Master Lessor under the Master Lease, such approval or consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor's approval or consent is not obtained; (vii) in any case where “Tenant" is to indemnify, release or waive claims against "Landlord", such indemnity, release or waiver shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (viii) Sublessee shall pay all consent and review fees for any Sublessee requested action (including without limitation, any consent and review fees due and payable in connection with a proposed sublease of the Premises or assignment of this Sublease by Sublessee) set forth in the Master Lease to both Master Lessor and Sublessor; (ix) Sublessee shall not have the right to terminate this Sublease due to casualty damage to or condemnation of all or any portion of the Premises or Project unless Sublessor has such right under the Master Lease, and as between Sublessor and Sublessee only, all insurance proceeds or condemnation awards received by Sublessor under the Master Lease shall be deemed to be the property of Sublessor (except to the extent the same is received with respect to any trade fixtures or other personal property owned by Sublessee, in which case, Sublessor shall promptly pay the same to Sublessee); and (x) in any case where "Tenant” is to execute and deliver certain documents or notices to "Landlord", such obligation shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (xi) the following provisions of the Master Lease are expressly not incorporated herein by reference: Article 1 (except for the definitions of Address of Building, Project Description, Use, Expense Recovery Period, Floor Area of the Building, and Landlord’s Address for Payments and Notices), 2.1 (first sentence only), 2.2 (the first only), 3 (in its entirety), 4.1 (last sentence only, and all references to “Basic Rent” in this Section of the Master and in all other Sections of the Master Lease provisions that are incorporated into this Sublease shall mean the Monthly Base Rent set forth in this Sublease); 4.4, 5.1 (first sentence only), 5.2, 7.3 (the reference to $250,000 in the first sentence only, it being understood that such amount for purposes of this Sublease is changed to $50,000), 7.6 (except as expressly set forth in Section 7 of this Sublease), 13.1 (second and third grammatical paragraphs only), 14.3 (last sentence only), 15.1, 16, and 18; Exhibit A, Exhibit C (but only third sentence of Section 2 of this Exhibit, and the entire Section 3 of this Exhibit); Exhibit F (first two sentences only); Exhibit G (with the exception of Sections 1, 2, 3 and 9 [excluding the penultimate sentence of this Section, it being understood that Sublessee shall only be entitled to Sublessee’s Share of such Exclusive Charging Stations]); Exhibits I , K and L, each in their entirety; the following portions of Exhibit X: the preamble to this Exhibit, I.M, , II.A (it being understood that in place of the “Landlord’s Contribution” Sublessor shall be providing the Rent Credit), II.C and II.D; further, all references in Exhibit X to BCCI Construction and M Moser Architects shall mean and refer instead to Sublessee’s approved contractor and approved architect for the Tenant Improvement Work; it being otherwise intended that as between Sublessor and Sublessee, Exhibit X, as incorporated herein shall govern the process and procedures for Sublessee’s Tenant Improvement Work,; and (xii) notwithstanding the foregoing, all references to “Landlord” in the following provisions of the Master Lease shall mean Master Lessor, not Sublessor: 2.2 (last sentence only), 5.1 (except for the first sentence), 5.3(g), 5.3(h), 6.1, 6.2, 6.3, 6.4, 7.1, 7.2, 10.2, 11 and 12 (in their entirety), 21.4, Exhibit B (with the exception that Sublessee shall have no right to perform an audit of Master Lessor’s Operating Expenses), Exhibit C (but only the fourth, fifth, eighth and ninth sentences of Section 1 of this Exhibit; and the first, second, fifth and sixth sentences of

Section 2 of this Exhibit), Exhibit E, Exhibit F (but only the fourth, ninth, tenth and fourteenth sentences only), Exhibit G, Section 2 (with the exception of the fourth, sixth and seventh sentences only), Exhibit G, Section 3 (with the exception of the last sentence only), Exhibit G, Section 9 (with the exception of the fourth and fifth sentences only), and the following provisions of Exhibit X: I.C (second sentence only), I.F, I.O and II.B (last sentence only).

22.2    Performance of Obligations: This Sublease is and all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly agrees: (i) to comply with all provisions of the Master Lease applicable to the Premises to the extent incorporated herein with respect to the Term, (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease during the Term to the extent incorporated herein, and (iii) in addition to Sublessee’s other indemnity obligations under this Sublease, to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or the obligations of the "Tenant" under the Master Lease as herein provided or to act or omit to act in any manner which will constitute a breach of the Master Lease. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease. Sublessee’s obligations shall not include (and Sublessor’s obligations under this Sublease shall include) the obligations of Sublessor under the Master Lease that (i) Sublessee has not expressly agreed to perform under this Sublease or that are otherwise inconsistent with any other terms or conditions of this Sublease (collectively referred to herein as “Sublessor’s Remaining Obligations”), or (ii) are applicable to any period of time before possession of the Premises has been delivered to Sublessee. Additionally, in the event of a fire or other casualty affecting the Master Premises or Premises, or of a taking of all or a part of the Master Premises or the Premises under the power of eminent domain, Sublessor shall be entitled to exercise any right it may have to terminate the Master Lease without first obtaining the consent or approval of Sublessee. If the Master Lease imposes on Sublessor the obligation to pay for or perform the repair or restoration of the Premises, including any Tenant Improvement Work or other Tenant Installations (as such term is defined in the Master Lease, as incorporated herein) in the Premises, then Sublessee shall be responsible to pay for and/or perform all such Tenant Improvement Work and other Tenant Installations. Sublessee also shall be obligated to restore or replace any Equipment (as defined below) damaged or taken that is required to be insured by Sublessee under this Sublease. Further, in the event of any casualty or condemnation affecting the Premises, Rent payable by Sublessee shall be proportionately abated, but only as to the portion of the Premises damaged or taken and only to the extent that Rent payable by Sublessor under the Master Lease is abated or reduced with respect to such portion of the Premises. Sublessee shall have no right to terminate the Sublease in connection with any casualty or condemnation except to the extent that the Master Lease also is terminated as to any material portion of the Premises. Except as expressly set forth in Paragraph 22.1 above, Sublessor shall have no liability or responsibility whatsoever for Master Lessor’s failure or refusal to perform under the Master Lease. Sublessor’s obligation to use its diligent and commercially reasonable good faith efforts to cause Master Lessor to observe and perform its obligations under the Master Lease shall not be a guarantee by Sublessor of Master Lessor’s compliance with the provisions of the Master Lease, and notwithstanding the foregoing or anything in this Sublease to the contrary, in no event shall Sublessor be required to initiate any litigation proceedings or file suit against Master Lessor in connection with or otherwise related to Sublessee’s design or construction of the Tenant Improvements, including without limitation Master Lessor’s failure to issue any design document approval or construction approval related thereto.

23.    Master Lessor’s Consent: This Sublease and Sublessor's and Sublessee's obligations hereunder are conditioned upon having obtained the written consent of the Master Lessor in a form reasonably acceptable to Sublessor and Sublessee. Unless waived in writing by Sublessee, such consent shall provide that (i) Sublessee shall additionally have the same rooftop rights (i.e., one (1) standard antennae or other communication device not to exceed 48 inches in height or 3 meters in diameter) and obligations offered to Sublessor under Section 8 of Exhibit G to the Master Lease, (ii) Master Lessor approves of the Preliminary Plans for the Tenant Improvements prepared by Design Blitz dated October 22, 2018, Master Lessor identifies which if any of Tenant Improvements shown on the Preliminary Plans will be required to be removed by Master Lessor upon the termination of the Master Lease, and Master Lessor agrees (a) to review and issue its approval or disapproval of Sublessee’s “Working Drawings and Specifications” and any “Changes” thereto (as such terms are defined in Exhibit X to the Master Lease, as incorporated herein) on a schedule reasonably acceptable to Sublessee, and (b) to resolve any disputes related to the design or construction of Sublessee’s Tenant Improvements in accordance with alternative dispute resolution procedures set forth in Section III of Exhibit X to the Master Lease, (iii) Master Lessor approves of Sublessee’s use of Design Blitz as the project architect, and Novo Construction, as the general contractor, for the Tenant Improvements, (iv) Master Lessor will agree to provide non-disturbance protection to Sublessee and continue to recognize Sublessee’s rights under this Sublease if the Master Lease is terminated due to a default by Sublessor (through no fault of Sublessee), as long as Sublessee is not then in default under this Sublease beyond any applicable notice and cure period, and Sublessee and Master Lessor each agree to such other customary and reasonable terms and conditions for such non-disturbance protection that either party may require, (v) Master Lessor will agree that the mutual waiver of subrogation set forth in Section 10.5 of the Lease will also apply to Master Lessor and Sublessee, and (vi) Master Lessor will agree to Sublessee’s right to use the Exclusive Charging Stations described in Section 25 below. If Sublessor does not receive such consent within thirty (30) days after the date of Sublessor's execution of this Sublease, then either party may terminate this Sublease by giving the other party ten (10) days’ prior written notice, in which case this Sublease shall terminate on the day following the last day of the ten (10)-day notice period (unless Master Lessor’s consent is obtained during such ten (10)-day period, in which case this Sublease shall remain in full force and effect), whereupon this Sublease shall terminate and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with its execution of this Sublease, and neither party shall have any further rights or obligations hereunder. The return of all sums paid by Sublessee shall be Sublessee’s sole and exclusive remedy in the event of a termination pursuant to the foregoing sentence.

24.    Board Approval: Sublessee represents and warrants to Sublessor that Sublessee's Board of Directors has reviewed and approved the Master Lease and this Sublease, and has authorized Sublessee's execution hereof.

25. Parking: Sublessee shall be entitled to (i) the non-exclusive use of one hundred four (104) parking spaces in Project’s parking structure, and (ii) the exclusive use of the three (3) Exclusive Charging Stations identified on Exhibit D attached hereto and made a part hereof provided to Sublessor under the Master Lease, in each case at no additional charge (which the exception of any Additional Rent charges related to the parking facilities serving the Master Premises, including without limitation the charges under Paragraph 4.2(iii) above) throughout the Term. Sublessee shall comply with all of the parking rules established by Master Lessor for the Building and Project.

26.    Signage: Sublessor will cooperate reasonably (not including the payment of money, the incurring of any liabilities, or the institution of legal proceedings) with Sublessee in seeking Master Lessor’s written approval (it being understood that Master Lessor’s failure to issue such approval for any reason shall not be deemed a breach of this Sublease by Sublessor or entitle Sublessee to terminate this Sublease or to expose Sublessor to any liability or responsibility as a result thereof) of: (i) Building lobby directional signage for Sublessee, (ii) sixth floor lobby signage for Sublessee, and (iii) a portion (based on Sublessee’s Share) of the exterior Building monument signage made available to Sublessor under the Master Lease, it being understood that the size, graphics, material, style, color, location and other physical aspects of any and all such signage shall be subject to Sublessor’s prior written approval, which approval shall not be unreasonable withheld (but with the understanding that it shall be deemed reasonable for Sublessee to withhold its approval of any such signage if Master Lessor fails to issue its written approval of such signage), and the requirements of the Master Lease. In no event will Sublessee have any right to any “building top” or pylon signage made available to Sublessor under the Master Lease. Upon the expiration or earlier termination of this Sublease, Sublessee shall be responsible for removing any such signage, repairing any damage caused by such removal, and restoring the area to its prior condition. Sublessee shall in no event be entitled to any exterior Building signage.

27.    Holdover: The parties hereby acknowledge that it is critical that Sublessee surrender the Premises to Sublessor no later than the Expiration Date or earlier termination of this Sublease in accordance with the terms of this Sublease. In the event that Sublessee does not surrender the Premises by the Expiration Date or earlier termination of this Sublease in accordance with Paragraph 17 hereof, in addition to Sublessee’s other indemnification obligations under this Sublease, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all costs, loss and liability resulting from Sublessee's delay in surrendering the Premises and pay Sublessor holdover rent in the amount of one hundred fifty percent (150%) of the Monthly Base Rent payable under this Sublease during the last rental period of the Term, and one hundred percent of all Additional Rent due owing under the holdover period, but in no event less than the holdover rent for the Premises payable by Sublessor under the Master Lease. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

28.    Right of First Offer: Sublessor shall, prior to offering any of the space in the Master Premises (“Offer Space”) to any third party unaffiliated with Sublessor first offer to sublease to Sublessee the Offer Space; such offer shall (i) be in writing, (ii)specify the Offer Space being offered to Sublessee hereunder (the “Designated Offer Space”), and (iii) specify the sublease terms for the Designated Offer Space, including the rent to be paid for the Designated Offer Space and the date on which the Designated Offer Space shall be included in the Subleased Premises (the “Offer Notice”). Sublessee shall notify Sublessor in writing whether Sublessee elects to sublease the Designated Offer Space on the terms set forth in the Offer Notice, within ten (10) days after Sublessor delivers to Sublessee the Offer Notice. If Sublessee timely elects to sublease the Designated Offer Space, then Sublessor and Sublessee shall execute an amendment to this Sublease, effective as of the date the Designated Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Sublease; however, (i) Sublessee shall accept the Designated Offer Space in an “AS IS” condition and no other Sublessee inducements except as specifically provided in the Offer Notice, (ii) Sublessee understands and acknowledges that the sublease of any such Offer Space is subject to Master Lessor’s written approval, and that Master Lessor’s failure to issue such approval for any reason shall not be deemed a breach of this Sublease by Sublessor or entitle Sublessee to terminate this Sublease or to otherwise expose Sublessor to any liability or responsibility as a result thereof, notwithstanding anything to the contrary herein or elsewhere in this Sublease. If Sublessee fails or is unable to timely exercise its right hereunder with respect to the Designated Offer Space, then such right shall lapse, time being of the essence with respect to the exercise thereof (it being understood that Sublessee’s right hereunder is a one-time right only as to each Designated Offer Space the first time it is offered to Sublessee hereunder), and Sublessor may sublease all or a portion of the Designated Offer Space to third parties on such terms as Sublessor may elect. Sublessor shall not be obligated to re-offer the Offer Space to Sublessee unless Sublessee actually rejects (as opposed to Sublessee being deemed to have rejected) Sublessor’s Offer Notice and if during the next 180-day period thereafter Sublessor is willing to sublease the Offer Space to a third party on substantially more favorable terms than the terms contained in the Offer Notice rejected by Sublessee (taking into account all of the terms of the Offer Notice and the terms of the other sublease offered), which for purposes hereof shall be defined as a reduction in the overall net effective rent per rentable square foot, taking into account all of the terms of the Offer Notice and the terms of the other sublease offered, of 10% or more of that set forth in the original Offer Notice (it being understood that Sublessor shall have no obligation to re-offer the Offer Space to Sublessee after such 180-day period has expired). Unless otherwise agreed in writing by Sublessor and Sublessee’s real estate broker, in no event shall Sublessor be obligated to pay a commission with respect to any space subleased by Sublessee under this Paragraph 28, and Sublessee and Sublessor shall each indemnify the other against all costs, expenses, attorneys’ fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through or under the indemnifying party. Notwithstanding the foregoing, Sublessee shall have no right to an Offer Notice, and Sublessee’s acceptance of an Offer Notice may be nullified by Sublessor and deemed of no further force or effect, if: (i) an Event of Default by Sublessee is occurring as of Sublessee’ acceptance of the Offer Notice or occurs at any time after the acceptance of the Offer Notice and prior to the commencement of the sublease of the Designated Offer Space; (ii) Sublessee has assigned this Sublease or has sublet all or any portion of the Premises to any party other than a transferee pursuant to a Permitted Transfer or Approved User, or (iii) an Event of Default by Sublessee has occurred more than once during the Term. Additionally, Sublessee’s rights under this Paragraph 28 are personal to the original Sublessee named in this Sublease and any transferee pursuant to Permitted Transfer, and may be exercised only by the original Sublessee (or any transferee pursuant to a Permitted Transfer) while the original Sublessee (or any such transferee pursuant to a Permitted Transfer) is in possession of not less than the entire Premises and with no intention of thereafter assigning this Sublease or subletting any portion of the Premises.

29.     Equipment: Sublessee shall have the right to use during the Term the fixtures and equipment within the Premises that are identified on Exhibit B attached hereto (the "Equipment") at no additional cost to Sublessee. The Equipment is provided in its “AS IS, WHERE IS” condition, without representation or warranty whatsoever. Sublessee shall insure the Equipment under the property insurance policy required under the Master Lease, as incorporated herein. Sublessee shall maintain the Equipment in good condition and repair, reasonable wear and tear excepted, and shall be responsible for any loss or damage to the same occurring during the Term and the maintenance and repair of such equipment during the Term. Sublessee shall not remove any of the Equipment from the Premises unless Master Lessor requires such removal under the Master Lease, in which event Sublessee shall perform such removal at no cost or expense to Sublessor.

30.    Default by Sublessor. Sublessor shall not be deemed to be in default in the performance of any obligation under this Sublease unless and until it has failed to perform the obligation within a reasonable time but in no event longer than thirty (30) days after written notice by Sublessee to Sublessor specifying in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Sublessor’s obligation is such that more than thirty (30 days are required for its performance, then Sublessor shall not be deemed to be in default if it commences performance within the 30-day period and thereafter diligently pursues the cure to completion. Sublessee hereby waives any right to terminate or rescind this Sublease as a result of any default by Sublessor hereunder or any breach by Sublessor of any promise or inducement relating hereto, and Sublessee agrees that in exercising whatever other remedies Sublessee may have at law or in equity, such remedies shall in no event include any punitive, exemplary, or consequential damages, lost profits or opportunity costs, and that Sublessor’s liability to Sublessee under this Sublease is subject to the Liability Cap. Further, as a material part of the consideration for this Sublease, Sublessee hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(1), 1941 and 1942, that allows a tenant to make repairs at its landlord’s expense.

31.    Miscellaneous: This Sublease shall in all respects be governed by and construed in accordance with the laws of the state in which the Premises are located. If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired. This Sublease may not be amended except by the written agreement of all parties hereto. Time is of the essence with respect to the performance of every provision of this Sublease in which time of performance is a factor. Any executed copy of this Sublease shall be deemed an original for all purposes. This Sublease shall, subject to the provisions regarding assignment and subletting, apply to and bind the respective heirs, successors, executors, administrators and assigns of Sublessor and Sublessee. The language in all parts of this Sublease shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against either Sublessor or Sublessee. The captions used in this Sublease are for convenience only and shall not be considered in the construction or interpretation of any provision hereof. When a party is required to do something by this Sublease, it shall do so at its sole cost and expense without right of reimbursement from the other party unless specific provision is made therefor. Whenever one party's consent or approval is required to be given as a condition to the other party's right to take any action pursuant to this Sublease, unless another standard is expressly set forth, such consent or approval shall not be unreasonably withheld, conditioned or delayed. This Sublease may be executed in counterparts, all of which taken together as a whole, shall constitute one original document.

[Signatures are on the next page]

IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLESSOR:		SUBLESSEE*:

VERITAS TECHNOLOGIES LLC, a Delaware limited liability company		UPWORK INC. a Delaware corporation

By:	/s/ Gary Lamonte	By:	/s/ Brian K. Kinion
Name:	Gary Lamonte	Name:	Brian K. Kinion
Title:	Director WPS	Title:	CFO
Address:	Veritas Technologies LLC 801 International Parkway Heathrow, FL 32746 Attn: Director, Workplace Services	Address:	Prior to the Commencement: Upwork Inc. 441 Logue Avenue Mountain View, CA 94043 Attn: General Counsel

	With a copy to: Veritas Technologies LLC 2625 Augustine Drive Santa Clara, CA 95054 Attn: Legal Department		With a copy via email to: Legalnotices@upwork.com After the Commencement Date: At the Premises Attn: General Counsel With a copy via email to: Legalnotices@upwork.com

*NOTE:
Sublessee shall deliver to Sublessor a certified copy of a corporate resolution in a form reasonably acceptable to Sublessor authorizing the signatory(ies) to execute this Sublease.

EXHIBIT A

Master Lease

LEASE
BETWEEN
AUGUSTINE BOWERS LLC
AND
VERIT AS TECHNOLOGIES LLC

LEASE
THIS LEASE is made as of November 10, 2017, by and between AUGUSTINE BOWERS LLC, a Delaware limited liability company, hereafter called "Landlord," and VERITAS TECHNOLOGIES LLC, a Delaware limited liability company, hereafter called "Tenant."
BASIC LEASE PROVISIONS
Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

1.	Tenant's Trade Name:	N/A

2.	Premises:	Suite Nos. 101, 301, 401, 501 and 601 (The Premises are more particularly described in Section 2.1).

	Address of Building:	2625 Augustine Drive, Santa Clara, CA 95054

	Project Description:	Santa Clara Square Offices - Phase 1 (comprised of approximately 608,950 rentable square feet and as shown on Exhibit Y to this Lease)

3.	Use of Premises: General office, research and development, dry product lab, training, customer support, and related ancillary legal uses.

4.	Estimated Commencement Date:	[see Section 3.1]

5.
Lease Term: 127 months, plus such additional days as may be required to cause this Lease lo expire on the final day of the calendar month, as it may be sooner terminated or extended pursuant to the provisions of this Lease.

6.	Basic Rent:

Months of Term or Period	Monthly Rate Per Rentable Square Foot	Monthly Basic Rent (rounded to the nearest dollar)
1 to 12
13 to 24
25 to 36
37 to 48
49 to 60
61 to 72
73 to 84
85 to 96
97 to 108
109 to 120
121 to 127

Notwithstanding the above schedule of Basic Rent or any other provisions of this Lease to the contrary. In the event Tenant Defaults at any time during the Term beyond any applicable "cure" period with the result that Tenant's right to possession of the Premises is terminated, then unamortized Abated Basic Rent to the date of such termination (amortized on a straight-line basis over the initial 127 months of the Term) shall immediately become due and payable. The payment by Tenant of the unamortized Abated Basic Rent in the event of a Default shall not limit or affect any of Landlord's other rights, pursuant to this Lease or at law or in equity. Only Basic Rent shall be abated during the Abatement Period and all other additional rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of this Lease.

7.	Expense Recovery Period: Every twelve month period during the Term (or portion thereof during the first and last Lease years) ending June 30.

8.	Floor Area of Premises: approximately 144,902 rentable square feet, comprised of the following:

Suite 101 - approximately 14,934 rentable square feet
Suite 301 - approximately 32,492 rentable square feet
Suite 401 - approximately 32,492 rentable square feet
Suite 501 - approximately 32,492 rentable square feet
Suite 601 - approximately 32,492 rentable square feet

9.	Security Deposit:

Letter of Credit:

10.
Broker(s):   Irvine Realty Company and CBRE, Inc. (collectively, "Landlord's Broker") is the agent of Landlord exclusively and Cushman & Wakefield/San Jose ("Tenant's Broker") is the agent of Tenant exclusively.

11.

12.	Address for Payments and Notices:

LANDLORD	TENANT

Payment Address:	After Commencement Date:

AUGUSTINE BOWERS LLC P.O. Box#841157 San Francisco, CA 94139-1157	VERITAS TECHNOLOGIES LLC 2625 Augustine Drive, Suite 101 Santa Clara, CA 95054 Attn: Lease Administration

Notice Address:	with a copy of notices to:

THE IRVINE COMPANY LLC 550 Newport Center Drive Newport Beach, CA 92660 Attn: Senior Vice President, Property Operations Irvine Office Properties	VERITAS TECHNOLOGIES LLC 2625 Augustine Drive, Suite 101 Santa Clara, CA 95054 Attn: Legal Counsel

with a copy of notices to:	Before Commencement Date:

THE IRVINE COMPANY LLC 550 Newport Center Drive Newport Beach, CA, 92660 Attn: Senior Vice President, Property Operations Irvine Office Properties	VERITAS TECHNOLOGIES LLC 500 E. Middlefield Road Mountain View, CA 94043 Attn: Lease Administration

With a copy of notices to:

VERITAS TECHNOLOGIES LLC 500 E. Middlefield Road Mountain View, CA 94043 Attn: Legal Counsel

LIST OF LEASE EXHIBITS (All exhibits, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease):

Exhibit A	Description of Premises
Exhibit B	Operating Expenses
Exhibit C	Utilities and Services
Exhibit D	Tenant's Insurance
Exhibit E	Rules and Regulations
Exhibit F	Parking
Exhibit G	Additional Provisions
Exhibit H	Hazardous Materials Disclosure Statement
Exhibit I	Tenant's Signage
Exhibit J	Hazardous Material Survey Form
Exhibit X	Work Letter
Schedule I	Shell Building Outline Specifications
Exhibit Y	Project Description
PREMISES
LEASED PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the Premises shown in Exhibit A (the "Premise"), containing approximately the floor area set forth in Item 8 of the Basic Lease Provisions (the "Floor Area"). The Premises are located in the building identified in Item 2 of the Basic Lease Provisions (the "Building"), which is a portion of the project described in Item 2 (the "Project"). Landlord and Tenant stipulate and agree that the Floor Area of Premises and Building set forth in Item 8 of the Basic Lease Provisions are correct.
ACCEPTANCE OF PREMISES. Subject to and without limiting Landlord's continuing maintenance, repair and other obligations under this Lease, Tenant's lease of the Premises shall be on an "as is" basis without further alteration, addition or improvement to the Premises whatsoever, except that: (i) Landlord shall deliver the Premises to Tenant on the "Delivery Date" (as hereinafter defined), free from any and all third party occupancies and/or any and all third party rights, options or claims to occupy, and in the condition required under the Work Letter attached hereto as Exhibit X, and (ii) Landlord shall provide a "Landlord's Contribution" to Tenant for Tenant's construction of the "Tenant Improvements" work in the Premises as provided in Exhibit X. Tenant acknowledges that. except as expressly set forth in this Lease, neither Landlord nor any representative of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or the suitability or fitness of either for any purpose, except as set forth in this Lease. Tenant acknowledges that the flooring materials which may be installed within portions of the Premises located on the ground floor of the Building may be limited by the moisture content of the Building slab and underlying soils. Subject to and without limiting Landlord's continuing maintenance, repair and other obligations under this Lease, the taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Building were in satisfactory condition and in conformity with the provisions of this Lease in all respects.
TERM
GENERAL. The Term of this Lease ("Term") shall be for the period set forth in Item 5 of the Basic Lease Provisions. The Term shall commence (the "Commencement Date") on the earlier to occur of (i) Tenant's commencement of its regular business operations in the Premises, or (ii) April 1, 2018. Promptly following request by Landlord, the parties shall memorialize on a form provided by Landlord (the "Commencement Memorandum") the actual Commencement Date and the expiration date ("Expiration Date") of this Lease; should Tenant fail to execute and return the Commencement Memorandum to Landlord within 5 business days (or provide specific written objections thereto within that period), then Landlord's determination of the Commencement and Expiration Dates as set forth in the Commencement Memorandum shall be conclusive.
TENDER OF POSSESSION. Promptly following the execution of this Lease (provided Tenant has delivered all required insurance certificates), Landlord shall tender possession of the Premises to Tenant for purposes of construction of the "Tenant Improvements" pursuant to the Work Letter attached as Exhibit X to this Lease (such date of tender of possession of the Premises being herein referred to as the "Delivery Date").
RENT AND OPERATING EXPENSES
BASIC RENT. From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset a Basic Rent for the Premises in the total amount shown (including subsequent adjustments, if any) in Item 6 of the Basic Lease Provisions (the "Basic Rent"). If the Commencement Date is other than the first day of a calendar month, any rental adjustment shown in Item 6 shall be deemed to occur on the first day of the next calendar month following the specified monthly anniversary of the Commencement Date. The Basic Rent shall be due and payable in advance commencing on the Commencement Date and continuing thereafter on the first day of each successive calendar month of the Term, as prorated for any partial month. No demand, notice or invoice shall be required. An installment in the amount of 1 full month's Basic Rent at the initial rate specified in Item 6 of the Basic Lease Provisions shall be delivered to Landlord concurrently with Tenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder; the next installment of Basic Rent shall be due on the first day of the 9th calendar month of the Term, which installment shall, if applicable, be appropriately prorated to reflect the amount prepaid for that calendar month.
OPERATING EXPENSES. Tenant shall pay Tenant's Share of Operating Expenses in accordance with Exhibit B of this Lease.
[INTENTIONALLY DELETED]
USES
USE. Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions and for no other use whatsoever. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United states or any state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; or (iii) schools, temporary employment agencies or other training facilities which are not ancillary to corporate, executive or professional office use. Tenant shall not do or permit anything to be done in or about the Premises which will in any way interfere with the rights or quiet enjoyment of other occupants of the Building or the Project, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises or the Project. Except as otherwise expressly provided in this Lease, Tenant shall not perform any work or conduct any business whatsoever in the Project other than inside the Premises. Tenant shall comply at its expense with all present and future laws, ordinances and requirements of all governmental authorities that pertain to Tenant or its use of the Premises, and with any and all government mandated energy usage reporting requirements of Landlord. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Landlord, not Tenant, shall be obligated to make and pay for (subject to reimbursement as a Project Cost, as and to the extent allowed under Exhibit B hereto) any and all alterations that are required to comply with any and all present and future laws, ordinances and requirements of all governmental authorities relating to the Base Building and Common Areas (as such terms are hereinafter defined), unless such Alterations are required in connection with and triggered by (i) the specific nature of Tenant's use of the Premises (as opposed to office and other uses of the Building or Project by tenants in general), or (ii) any Alterations or other improvements made to the Premises by Tenant, or (iii)"any event of Default by Tenant under this Lease. In addition, Landlord shall be responsible for the cost of correcting any violations of Title 111 of the Americans with Disabilities Act (ADA) with respect to the Common Areas of the Building. Landlord shall have the right to contest any such violations in good faith. For purposes herein, "Base Building" shall include the structural portions of the Building, (including without limitation, the foundations, columns, footings, load-bearing and exterior walls, and sub-flooring of the Building) the public restrooms and the base Building mechanical, fire protection, life safety, conveyance, sewage, electrical and plumbing systems and equipment serving the Premises and the Building. Pursuant to California Civil Code § 1938, Landlord hereby states that the Premises have not undergone inspection by a Certified Access Specialist (CASp) (defined in California Civil Code § 55.52(a)(3)). Pursuant to Section 1938 of the California Civil Code, Landlord hereby provides the following notification to Tenant: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction related accessibility standards within the premises." If Tenant requests to perform a CASp inspection of the Premises, Tenant shall, at its cost, retain a CASp approved by Landlord, which approval shall not be unreasonably withheld (provided that Landlord may designate the CASp, at Landlord's option, which event Landlord, not Tenant, shall pay for the cost of such inspection) to perform the inspection of the Premises at a time agreed upon by the parties. Tenant shall provide Landlord with a copy of any report or certificate issued by the CASp (the "CASp Report") and Tenant shall, at its cost, promptly complete any modifications necessary to correct violations of construction related accessibility standards identified in the CASp Report, but only as and to the extent required above in this Section 5.1. Tenant agrees to keep the information in the CASp Report confidential except as necessary for the Tenant to complete such modifications, and except as may be required by law, court order or pursuant to litigation; it being understood that Tenant may also release such information to Tenant's attorneys, brokers, members, prospective financial partners and purchasers, tax and financial advisors, lenders and investor, and prospective subtenants and assignees, to the extent such parties have a need to know, provided that such parties are informed of the confidentiality of such information.
SIGNS. Provided Tenant continues to occupy at least 50% of the entire Premises, Tenant shall have the non-exclusive use of (i) its proportionate share of the monument sign on Augustine Drive adjacent to the building and its proportionate share of each the monument sign (which proportionate share shall be 100% in the event Tenant leases the entire Building) adjacent to the courtyard entrance and the monument sign adjacent to the southern entrance to the Building, (ii) either (a) the top position on the pylon sign fronting Highway 101 m: (b) one (1) sign located on the northern side of the Project parking structure facing Highway 101, and (iii) 2 exterior "building top" signs on the Building for Tenant's name and graphics in locations reasonably designated by Landlord, subject to Landlord's right of prior approval (not to be unreasonably withheld) that such exterior signage is in compliance with the Signage Criteria (defined below). Subject to the approval of the City of Santa Clara, Landlord hereby approves Tenant's exterior signage as shown on Exhibit I attached hereto. Except as provided in the foregoing, and except for Landlord's standard main entrance lobby, and floor and suite signage identifying Tenant's name and/or logo, Tenant shall have no right to maintain signs in any location in, on or about the Premises, the Building or the Project and shall not place or erect any signs that are visible from the exterior of the Building. The size, design, graphics, material, style, color and other physical aspects of any permitted sign shall be subject to Landlord's written determination, as determined reasonably by Landlord, prior to installation, that signage is in compliance with any covenants, conditions or restrictions encumbering the Premises and Landlord's signage program for the Project, as in effect from time to time and approved by the City in which the Premises are located ("Signage Criteria"). Prior to placing or erecting any such exterior signs, Tenant shall obtain and deliver to Landlord a copy of any applicable municipal or other governmental permits and approvals, except to Landlord's standard floor and suite signage. Tenant shall be responsible for all costs of any permitted sign, including, without limitation, the fabrication, installation, maintenance and removal thereof and the cost of any permits therefor, except that Landlord shall pay for the initial installation costs only of the standard suite floor and signage. If Tenant fails to maintain its sign in good condition, or if Tenant fails to remove same upon termination of this Lease and repair and restore any damage caused by the sign or its removal, normal wear and tear and damage caused by casualty excepted, Landlord may do so at Tenant's expense. Landlord shall have the right to temporarily remove any signs in connection with any repairs or maintenance in or upon the Building and Landlord shall, at no additional cost or charge to Tenant, promptly re-install such signage in its prior condition and location upon the completion of such repairs or maintenance. The term "sign" as used in this Section shall include all signs, designs, monuments, displays, advertising materials, logos, banners, projected images, pennants, decals, pictures, notices, lettering, numerals or graphics. Except as otherwise provided herein, Tenant's exterior signage rights under this Section 5.2 belong solely to the original Tenant and any transferee pursuant to a Permitted Transfer and any other approved assignee of this Lease or sublessee of the entire Premises, except, however, in no event shall the pylon signage right and the Highway 101 parking structure signage right be assigned or transferred by Tenant (except in connection with a Permitted Transfer).
HAZARDOUS MATERIALS.
For purposes of this Lease, the term "Hazardous Materials" means (i) any "hazardous material'' as defined in Section 25501 (o) of the California Health and Safety Code, (ii) hydrocarbons, polychlorinated biphenyls or asbestos, (iii) any toxic or hazardous materials, substances, wastes or materials as defined pursuant to any other applicable state, federal or local law or regulation, and (iv) any other substance or matter which may result in liability to any person or entity as a result of such person's possession, use, storage, release or distribution of such substance or matter under any statutory or common law theory.
Tenant shall not cause any Hazardous Materials to be introduced on, under, from or about the Premises (including without limitation the soil and groundwater thereunder) without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, Tenant shall have the right, without obtaining prior written consent of Landlord, to use standard and commercially reasonable quantities of any fuel necessary for Tenant to operate the Generator (as defined in Exhibit G hereto), and to utilize within the Premises a reasonable quantity of standard office products that may contain Hazardous Materials (such as photocopy toner, "White Out", and the like), and provided however, that (i) Tenant shall maintain such products :n their original retail packaging, shall follow all instructions on such packaging with respect to the storage, use and disposal of such products, and shall otherwise comply with all applicable laws with respect to such products, and (ii) all of the other terms and provisions of this Section 5.3 shall apply with respect to Tenant's storage, use and disposal of all such products. Landlord may, in its sole but reasonable discretion, place such conditions as Landlord deems appropriate with respect to Tenant's use, storage and/or disposal of any Hazardous Materials requiring Landlord's consent. If Tenant uses any Hazardous Materials requiring Landlord's consent, then Tenant understands that Landlord may utilize an environmental consultant to assist in determining conditions of approval in connection with the storage, use, release, and/or disposal of such Hazardous Materials by Tenant on or about the Premises, and/or to conduct periodic inspections of the storage, generation, use, release and/or disposal of such Hazardous Materials by Tenant on and from the Premises, and Tenant agrees that any reasonable out-of-pocket costs incurred by Landlord in connection therewith shall be reimbursed by Tenant to Landlord as additional rent hereunder promptly upon demand.
Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord a Hazardous Material Survey Form (the "Survey Form") in the form of Exhibit J attached hereto. The completed Survey Form shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. If Tenant uses any Hazardous Materials requiring Landlord's consent, then on each anniversary of the Commencement Date until the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials which were stored, generated, used, released and/or disposed of on, under or about the Premises for the twelve-month period prior thereto, and which Tenant desires to store, generate, use, release and/or dispose of on, under or about the Premises for the succeeding twelvemonth period. In addition, to the extent Tenant is permitted to utilize Hazardous Materials upon the Premises, Tenant shall promptly provide Landlord with complete and legible copies of all the following environmental documents relating thereto: reports filed pursuant to any self-reporting requirements; permit applications, permits, monitoring reports, emergency response or action plans, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential, but subject to Landlord's signing . Tenant's standard non-disclosure agreement, provided such agreement is reasonable) relating to water discharges, air pollution, waste generation or disposal, and underground storage tanks for Hazardous Materials; orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation, compliance, cleanup, remedial and corrective actions, and abatement of Hazardous Materials; and all complaints, pleadings and other legal documents filed by or against Tenant related to Tenant’s storage, generation, use, release and/or disposal of Hazardous Materials on the Project.
Landlord and its agents shall have the right, but not the obligation, to inspect, sample and/or monitor the Premises and/or the soil or groundwater thereunder at any time to determine whether Tenant is complying with the terms of this Section 5.3, and in connection therewith Tenant shall provide Landlord with full access to all facilities, records and personnel related thereto. If Tenant is not in compliance with any of the provisions of this Section 5.3, or in the event of a release of any Hazardous Material on, under, from or about the Premises caused by Tenant, its agents, employees, contractors, licensees, subtenants or invitees in violation of applicable law or this Lease, Landlord and its agents shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises without notice in the event of an emergency, but otherwise with reasonable prior notice, and to discharge Tenant's obligations under this Section 5.3 at Tenant's expense. Landlord and its agents shall endeavor to minimize interference with Tenant's business in connection therewith, and shall not be liable for any such interference. In addition, Landlord, at Tenant's expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims arising out of the storage, generation, use, release and/or disposal by Tenant or its agents, employees, contractors, licensees, subtenants or invitees of Hazardous Materials on, under, from or about the Premises in violation of applicable law or this Lease.
If the presence of any Hazardous Materials on, under, from or about the Premises or the Project caused by Tenant or its agents, employees, contractors, licensees, subtenants or invitees results in (i) injury to any person, (ii) injury to or any contamination of the Premises or the Project, or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its expense, shall promptly take all actions necessary to remedy or repair any such injury or contamination, including without limitation, any cleanup, remediation, removal, disposal, neutralization or other treatment of any such Hazardous Materials as and to the extent required by applicable law. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, take any remedial action in response to the presence of any Hazardous Materials on, under, from or about the Premises or the Project or any other affected real or personal property owned by Landlord or enter into any similar agreement, consent, decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under, from or about the Premises or the Project or any other affected real or personal property owned by Landlord (i) imposes an immediate threat to the health, safety or welfare of any individual and (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action. To the fullest extent permitted by law, Tenant shall indemnify, hold harmless, protect and defend (with attorneys reasonably acceptable to Landlord and Tenant's insurance carrier) Landlord and any successors to all or any portion of Landlord's interest in the Premises and the Project and any other real or personal property owned by Landlord from and against any and all liabilities, losses, damages, diminution in value, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including without limitation attorneys' fees, court costs and other professional expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the use, generation, storage, treatment, release, on- or off-site disposal or transportation of Hazardous Materials on, into, from, under or about the Premises, the Building or the Project in violation of applicable law or this Lease caused by Tenant, its agents, employees, contractors, licensees, subtenants or invitees. Such indemnity obligation shall specifically include, without limitation, the cost of any required or necessary repair, restoration, cleanup or detoxification of the Premises. the Building and the Project in accordance with applicable law, the preparation of any closure or other required plans, whether such action is required or necessary during the Term or after the expiration of this Lease and any loss of rental due to the inability to lease the Premises or any portion of the Building or Project as a result of such Hazardous Materials, the remediation thereof or any repair, restoration or cleanup related thereto. If it is at any time discovered that Tenant or its agents, employees, contractors, licensees, subtenants or invitees may have caused the release of any Hazardous Materials on, under, from or about the Premises, the Building or the Project in violation of applicable law or this Lease, Tenant shall, at Landlord's request, promptly prepare and submit to Landlord a comprehensive plan, subject to Landlord's reasonable approval, specifying the actions to be taken by Tenant to remediate such Hazardous Materials in accordance with applicable law. Upon Landlord's approval of such plan, Tenant shall, at its expense, and without limitation of any rights and remedies of Landlord under this Lease or at law or in equity, as soon as reasonably possible implement such plan and proceed to cleanup, remediate and/or remove all such Hazardous Materials in accordance with all applicable laws and as required by such plan. The provisions of this Section 5.3(e) shall expressly survive the expiration or sooner termination of this Lease.
Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Project known by Landlord to exist as of the date of this Lease, as more particularly described in Exhibit H attached hereto. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall have no liability or responsibility with respect to the Hazardous Materials facts described in Exhibit H, nor with respect to any Hazardous Materials that were not introduced by Tenant, its agents, employees, contractors, licensees, subtenants or invitees in violation of applicable law or this Lease. Notwithstanding the preceding two sentences, Tenant agrees to use reasonable efforts to notify its agents, employees, contractors, licensees, subtenants, and invitees of any exposure or potential exposure to Hazardous Materials at the Premises that Landlord brings to Tenant's attention. Tenant hereby acknowledges that this disclosure satisfies any obligation of Landlord to Tenant pursuant to California Health & Safety Code Section 25359.7, or any amendment or substitute thereto or any other disclosure obligations of Landlord.

Landlord shall take responsibility, at its sole cost and expense, for any governmentally ordered clean-up, remediation, removal, disposal, neutralization or other treatment of those Hazardous Materials conditions described in Section 5.3(f) above for which Tenant has no liability or responsibility. The foregoing obligation on the part of Landlord shall include the reasonable costs (including, without limitation, reasonable attorney's fees) of defending Tenant from and against any legal action or proceeding instituted by any governmental agency in connection with such clean-up, remediation, removal, disposal, neutralization or other treatment of such conditions, provided that Tenant promptly tenders such defense to Landlord. Tenant agrees to notify its agents, employees, contractors, licensees, and invitees of any exposure or potential exposure to Hazardous Materials at the Premises that Landlord brings to Tenant's attention.
Except as disclosed in Section 5.3(f) above (and/or as may otherwise be disclosed to Tenant in writing), Landlord warrants that, to "Landlord's knowledge" (as hereinafter defined), there are no Hazardous Materials in or about the Premises as of the date of this Lease which are in violation of any applicable federal, state or local law, ordinance or regulation. As used herein, "Landlord's knowledge" shall mean the actual knowledge, without duty of inquiry or investigation, of the current employees or authorized agents of Landlord responsible for Hazardous Materials compliance matters.
LANDLORD SERVICES
UTILITIES AND SERVICES. Landlord and Tenant shall be responsible to furnish those utilities and services to the Premises to the extent provided in Exhibit C, subject to the conditions and payment obligations and standards set forth in this Lease. Landlord shall not be liable for any failure to furnish any services or utilities when the failure is the result of any accident or other cause beyond Landlord's reasonable control, nor shall Landlord be liable for damages resulting from power surges or any breakdown in telecommunications facilities or services. Landlord's temporary inability to furnish any services or utilities shall not entitle Tenant to any damages, relieve Tenant of the obligation to pay rent or constitute a constructive or other eviction of Tenant, except that Landlord shall diligently attempt to restore the service or utility promptly. However, if the Premises, or a material portion of the Premises, are made untenantable for a period in excess of 5 consecutive business days as a result of a cessation of utilities or service interruption through no fault of Tenant and for reasons other than as contemplated in Article 11, then Tenant, as its sole remedy, shall be entitled to receive an abatement of rent payable hereunder during the period beginning on the 6th consecutive business day of the service interruption and ending on the day the service has been restored. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the provision of services and utilities, and shall cooperate with all reasonable and standard conservation practices established by Landlord. Landlord shall at all reasonable times have free access to all electrical and mechanical installations of Landlord.
OPERATION AND MAINTENANCE OF COMMON AREAS. During the Term, Landlord shall operate all Common Areas within the Building and the Project, The term "Common Areas" shall mean all areas within the Building and other buildings in the Project which are not held for exclusive use by persons entitled to occupy space, including without limitation parking areas and structures, driveways, sidewalks, landscaped and planted areas, hallways and interior stairwells not located within the premises of any tenant, common electrical rooms, entrances and lobbies, elevators, and restrooms not located within the premises of any tenant. Notwithstanding the foregoing or anything to the contrary in this Lease, in the event that Tenant leases and occupies 100% of the Building, then Tenant shall have the exclusive right to install and operate a reception desk in the ground floor entry lobby area, and the right to all interior signage located in the lobby portion of the Building.

USE OF COMMON AREAS. The occupancy by Tenant of the Premises shall include the use of the Common Areas in common with Landlord and with all others for whose convenience and use the Common Areas may be provided by Landlord, subject, however, to compliance with Rules and Regulations described in Article 17 below. Landlord shall at all times during the Term have exclusive control of the Common Areas, and may restrain or permit any use or occupancy, except as otherwise provided in this Lease or in Landlord's rules and regulations. Tenant shall keep the Common Areas clear of any obstruction or unauthorized use related to Tenant's operations. Landlord may temporarily close any portion of the Common Areas for repairs, remodeling and/or alterations, to prevent a public dedication or the accrual of prescriptive rights, or for any other reasonable purpose. Landlord's temporary closure of any portion of the Common Areas for such purposes shall not deprive Tenant of reasonable access to the Premises.
CHANGES AND ADDITIONS BY LANDLORD. Landlord reserves the right to make alterations or additions to the Building or the Project or to the attendant fixtures, equipment and Common Areas, and such change shall not entitle Tenant to any abatement of rent or other claim against Landlord, provided no such change shall deprive Tenant of reasonable access to or use of the Premises.
REPAIRS AND MAINTENANCE
TENANT'S MAINTENANCE AND REPAIR. Subject to Sections 5.1 and 7.2 and Articles 11 and 12, Tenant at its sole expense shall make all repairs necessary to keep the interior of the Premises and all tenant improvements and fixtures therein in good condition and repair. Notwithstanding Section 7.2 below, Tenant's maintenance obligation shall include without limitation all appliances, interior glass, doors, door closures, hardware, fixtures, electrical equipment located within and exclusively serving the Premises, plumbing equipment located within and exclusively serving the Premises, fire extinguisher equipment and other equipment installed in the Premises and all Alterations constructed by Tenant pursuant to Section 7.3 below, together with any supplemental HVAC equipment servicing only the Premises. All repairs and other work performed by Tenant or its contractors shall be subject to the terms of Sections 7.3 and 7.4 below. Alternatively, should Landlord or its management agent agree to make a repair on behalf of Tenant and at Tenant's request, Tenant shall promptly reimburse Landlord as additional rent for all reasonable out-of-pocket costs incurred (including the standard supervision fee, which shall not exceed ten percent 10% of the hard cost of such repairs) within 30 days after receipt of an invoice, including reasonable backup documentation.
LANDLORD'S MAINTENANCE AND REPAIR. Subject to Articles 11 and 12, Landlord. shall provide service, maintenance and repair with respect to (and otherwise keep in good operating conditions) the heating, ventilating and air conditioning ("HVAC") equipment of the Building (exclusive of any supplemental HVAC equipment servicing only the Premises) and shall maintain in good repair the Common Areas, roof, foundations, footings, the exterior surfaces of the exterior walls of the Building (including exterior glass), and the structural, electrical, fire and life safety, mechanical and plumbing systems of the Building (including elevators, if any, serving the Building), except to the extent provided in Section 7.1 above. Landlord need not make any other improvements or repairs except as specifically required under this Lease, and nothing contained in this Section 7.2 shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided elsewhere in this Lease. Notwithstanding any provision of the California Civil Code or any similar or successor laws to the contrary, Tenant understands that ii shall not make repairs at Landlord's expense or by rental offset. Except as provided in Section 11 .1 and Article 12 below, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932, and Sections 1941 and 1942 of the California Civil Code, or any similar or successor laws now or hereafter in effect.
ALTERATIONS. Except for cosmetic alterations and projects that do not exceed $250,000.00 in total costs for a single project, that do not require a permit from the City of Santa Clara and that satisfy the criteria in the next following sentence (which cosmetic work shall require notice to Landlord but not Landlord's consent), Tenant shall make no alterations, additions, decorations, or improvements (collectively referred to as "Alterations') to the Premises without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld as long as the proposed Alterations do not affect the structural, electrical or mechanical components or systems of the Building, are not visible from the exterior of the Premises, and utilize only Landlord's building standard materials ("Standard Improvements"). If Landlord fails to respond to any request for consent within 14 days following Tenant's request therefor, Tenant shall have the right to provide Landlord with a second request for consent. Tenant's second request for consent must specifically state that Landlord's failure to respond within a period of 5 days shall be deemed to be an approval by Landlord. If Landlord's failure to respond continues for 5 days after its receipt of the second request for consent, the proposed Alterations for which Tenant has requested consent shall be deemed to have been approved by Landlord. Landlord may impose commercially reasonable and standard conditions to its consent. Without limiting the generality of the foregoing, Tenant shall use Land lord's designated mechanical and electrical contractors for all Alterations work affecting the mechanical or electrical systems of the Building, but only if and to the extent such contractors are then available to perform the work at a commercially reasonable cost. Should Tenant perform any Alterations work that would necessitate any ancillary Building modification or other expenditure by Landlord, then Tenant shall promptly fund the cost thereof to Landlord. Tenant shall obtain any and all required permits for the Alterations and shall perform the work in compliance with all applicable laws, regulations and ordinances with contractors reasonably acceptable to Landlord, and except for cosmetic Alterations not requiring a permit, Landlord shall be entitled to Landlord's reasonable "peer review" fees for the review of the Alterations. Any request for Landlord's consent shall be made in writing and shall, if applicable, contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Landlord may elect to cause its architect to review Tenant's architectural plans, and the reasonable out-of-pocket cost of that review shall be reimbursed by Tenant. Should the Alterations proposed by Tenant and consented to by Landlord change the floor plan of the Premises, then Tenant shall, at its expense, furnish Landlord with as-built drawings and CAD disks reasonably compatible with Landlord's systems. Alterations shall be constructed in a good and workmanlike manner using materials of a quality reasonably approved by Landlord Unless Landlord otherwise agrees in writing, all Alterations affixed to the Premises, including without limitation all Tenant Improvements constructed pursuant to the Work Letter (except as otherwise provided in the Work Letter), but excluding trade fixtures and equipment and furniture and other personal property of Tenant. shall become the property of Landlord. Notwithstanding the foregoing: (i) Landlord shall have the right, by notice to Tenant given at the time of Landlord's consent to any such Alterations requested by Tenant, to require Tenant to remove by the Expiration Date, or sooner termination date of this Lease, all or any Alterations (specifically excluding telephone and data cabling) installed either by Tenant or by Landlord at Tenant's request (collectively, the "Required Removables"), and to replace any non-Building Standard Improvements with the applicable Building Standard Improvements; and (ii) Landlord shall have the right, by notice to Tenant given at least 30 days prior to the Expiration Date, to designate as Required Removables any Alterations constructed or installed by Tenant without Landlord's approval. Tenant, at the time it requests approval for a proposed Alteration, may request in writing that Landlord advise Tenant whether the Alteration or any portion thereof, is a Required Removable. Within 10 days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the subject Alterations are Required Removables. In connection with its removal of Required Removables, Tenant shall repair any damage to the Premises arising from that removal and shall restore the affected area to its pre-existing condition, reasonable wear and tear excepted. Notwithstanding the foregoing or anything in the Lease to the contrary, in no event will Tenant be required to remove any Alterations (including without limitation the Tenant Improvements constructed pursuant to the Work Letter) that are constructed and installed in accordance with the Lease unless they constitute a Non-Standard Improvement. As used herein, the term "Non-Standard Improvement• shall mean any and all tenant improvements (other than telephone and data cabling) not typically found in comparable buildings project in the City of Santa Clara submarket, or any tenant improvements which would be unusually difficult or expensive to remove, including but not limited to internal staircases, raised floors, clean rooms, and tenant-specific telecommunications equipment, but shall include telephone and data cabling installed either by Tenant or by Landlord at Tenant's request.
In addition to the foregoing, Tenant shall have the right, either as part of the initial Tenant Improvements to be constructed pursuant to the Work Letter or at any time thereafter as an Alteration pursuant to this Section 7.3, to install its own electronic security systems within the Premises, including card key and CCTV system ("Tenant's Security Systems"), provided that any portions of Tenant's Security Systems visible from the exterior of the Building shall be subject to the reasonable approval of Landlord as to appearance and conformity with the architectural integrity of the Building, and provided further that Landlord shall reasonably approve the operating attributes of the Tenant's Security Systems. Tenant's Security System shall be "Required Removables· as defined in and provided for in this Section 7.3.
MECHANIC'S LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly cause any such lien to be released by posting a bond in accordance with California Civil Code Section 8424 or any successor statute. In the event that Tenant shall not, within 15 days following Tenant's receipt of notice of the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord's attorneys' fees, shall be reimbursed by Tenant promptly following Landlord's demand, together with interest from the date of payment by Landlord at the maximum rate permitted by law until paid. Tenant shall give Landlord no less than 10 days' prior notice in writing before commencing construction of any kind on the Premises.
ENTRY AND INSPECTION. Landlord shall at all reasonable times, subject to Tenant's reasonable security requirements, have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to make repairs and renovations as reasonably deemed necessary by Landlord, and to submit the Premises to prospective or actual purchasers or encumbrance holders (or, during the final twelve months of the Term or when an uncured Default exists, to prospective tenants), all without being deemed to have caused an eviction of Tenant and without abatement of rent except as provided elsewhere in this Lease. If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions. Except in emergencies or to provide Building services, Landlord shall provide Tenant with not less than one business day's prior verbal notice of entry and shall use reasonable efforts to minimize any interference with Tenant's use of the Premises.
TENANT'S RIGHT TO MAKE REPAIRS. Notwithstanding any of the terms set forth in this Lease to the contrary, during the Term, if Tenant provides notice (or oral notice in the event of an Emergency) to Landlord of an event or circumstance which requires the action of Landlord with respect to repair and/or maintenance of the Building, including repairs to the Building structure and/or Building systems, which event or circumstance with respect to the Building structure or Building systems materially or adversely affects the conduct of Tenant's business from the Premises, and Landlord fails to commence corrective action within a reasonable period of time, given the circumstances, after the receipt of such notice, but in any event not later than thirty (30) days after receipt of such notice, then Tenant may proceed to take the required action upon delivery of an additional ten (10) days' notice to Landlord specifying that Tenant is taking such required action (provided, however, that the initial thirty (30)-day notice and the subsequent ten (10)-day notice shall not be required in the event of an Emergency) and if such action was required under the terms of this Lease to be taken by Landlord and was not commenced by Landlord within such ten (10) day period and thereafter diligently pursued to completion, then Tenant shall be entitled to prompt reimbursement by Landlord of Tenant's reasonable costs and expenses in taking such action. In the event Tenant takes such action, and so long as Landlord identifies such contractors within three (3) days after Tenant's written request, Tenant shall use only those contractors used by Landlord in the Building for work unless such contractors are unwilling or unable to perform, or timely perform, such work at a commercially reasonable cost, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable buildings. Following completion of any work taken by Tenant pursuant to the terms of this Section 7.6, Tenant shall deliver a detailed invoice of the work completed, the materials used and the costs relating thereto. If Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice from Tenant, then Tenant shall be entitled to deduct from Rent payable by Tenant under this Lease, the amount set forth in such invoice. If, however, Landlord delivers to Tenant, within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to such deduction from Rent. On the other hand, Tenant may proceed to claim a default by Landlord or, if elected by either Landlord or Tenant, the matter shall proceed to resolution by judicial reference pursuant to Section 14.7(b) of this Lease. If Tenant prevails in the judicial reference, the amount of the award may be deducted by Tenant from the Rent next due and owing under this Lease. For purposes hereof, an "Emergency" shall mean an event threatening immediate and material danger to people located in the Building or immediate, material damage to the Building, Building systems, Building structure, Tenant Improvements, or Alterations, or creates a realistic possibility of an immediate and material interference with, or immediate and material interruption of a material aspect of Tenant's business operations.
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ASSIGNMENT AND SUBLETTING
RIGHTS OF PARTIES.
Except as otherwise specifically provided in this Article 9, Tenant may not, either voluntarily or by operation of law, assign, sublet, encumber, or otherwise transfer all or any part of Tenant's interest in this Lease, or permit the Premises to be occupied by anyone other than Tenant (each, a "Transfer"), without Landlord's prior written consent, which consent shall not unreasonably be withheld in accordance with the provisions of Section 9.1 (b). For purposes of this Lease, references to any subletting, sublease or variation thereof shall be deemed to apply not only to a sublease effected directly by Tenant, but also to a sub-subletting or an assignment of subtenancy by a subtenant at any level. Except as otherwise specifically provided in this Article 9, no Transfer (whether voluntary, involuntary or by operation of law) shall be valid or effective without Landlord's prior written consent and, at Landlord's election, such a Transfer shall constitute a material default of this Lease.
Except as otherwise specifically provided in this Article 9, if Tenant or any subtenant hereunder desires to transfer an interest in this Lease, Tenant shall first notify Landlord in writing and shall request Landlord's consent thereto. Tenant shall also submit to Landlord in writing: (i) the name and address of the proposed transferee; (ii) the nature of any proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease or assignment (including without limitation the rent and other economic provisions, term, improvement obligations and commencement date); (iv) evidence that the proposed assignee or subtenant will comply with the requirements of Exhibit D to this Lease; and (v) any other information reasonably requested by Landlord and reasonably related to the Transfer. Landlord shall not unreasonably withhold its consent, provided: (1) the use of the Premises will be consistent with the provisions of this Lease; (2) any proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of all reasonable information as Landlord may request concerning the proposed subtenant or assignee, including, but not limited to, the most recent balance sheet of the proposed subtenant or assignee and statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord's consent; (3) the prospective tenant with whom Landlord or Landlord's affiliate has been actively negotiating to become a tenant at the Building or Project within the prior 75 days; and (4) the proposed transferee is not an SDN (as defined below) and will not impose additional material burdens or security risks on Landlord. If Landlord consents to the proposed Transfer, then the Transfer may be effected within 180 days after the date of the consent upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord's consent as set forth in this Section 9.1(b). Landlord shall approve or disapprove any requested Transfer within 15 business days following receipt of Tenant's written notice and the information set forth above. If Landlord fails to respond to any request for consent within the 15 business day period set forth above, Tenant shall have the right to provide Landlord with a second request for consent. Tenant's second request for consent must specifically state that Landlord's failure to respond within a period of 5 business days shall be deemed to be an approval by Landlord, If Landlord's failure to respond continues for 5 business days after its receipt of the second request for consent, the Transfer for which Tenant has requested consent shall be deemed to have been approved by Landlord.
Notwithstanding the provisions of Subsection (b) above, and except in connection with a "Permitted Transfer" (as defined below), in lieu of consenting to a proposed assignment of this Lease or to a subletting of 50% or more of the Floor Area of the Premises for all or substantially all of the remainder of the Term, Landlord may elect, by written notice to Tenant given with 15 business days after Landlord's receipt of Tenant's Transfer request (a "Recapture Notice"), to terminate this Lease in its entirety in the event of an assignment, or terminate this Lease as to the portion of the Premises proposed to be subleased with a proportionate abatement in the rent payable under this Lease, such termination to be effective on the date that the proposed sublease or assignment would have commenced. Landlord may thereafter, at its option, assign or re-let any space so recaptured to any third party, including without limitation the proposed transferee identified by Tenant and Landlord shall be responsible, at no cost or charge to Tenant (as part of Project Costs or otherwise), to make and pay for any necessary demising costs. Notwithstanding the foregoing, if Landlord provides a Recapture Notice to Tenant, Tenant may rescind its proposed Transfer by notifying Landlord in writing within 5 days following Tenant's receipt of Landlord's Recapture Notice, and if Tenant timely delivers such written notification of rescission, each of Tenant's request to Transfer and Landlord's Recapture Notice shall be deemed void and of no effect, and this Lease shall remain unchanged and in full effect.
Should any Transfer occur, Tenant shall, except in connection with a Permitted Transfer, promptly pay or cause to be paid to Landlord, as additional rent, 50% of any amounts paid by the assignee or subtenant, however described and whether funded during or after the Lease Term if such amounts are related to Tenant's interest in this Lease and the Premises, including payments from or on behalf of the transferee in excess of the book value thereof, for Tenant's fixtures and leasehold improvements, equipment and furniture. to the extent such amounts are in excess of the sum of (i) the scheduled Basic Rent payable by Tenant hereunder (or, in the event of a subletting of only a portion of the Premises, the Basic Rent allocable to such portion as reasonably determined by Landlord) and (ii) the direct out-of-pocket costs, as evidenced by third party invoices provided to Landlord, incurred by Tenant to effect the Transfer, which costs shall be amortized over the remaining Term of this Lease or, if shorter, over the term of the sublease.
The sale of all or substantially all of the assets of Tenant (other than bulk sales in the ordinary course of business), the merger or consolidation of Tenant, the sale of a controlling interest of Tenant's capital stock (other than through an initial public offering of Tenant's capital stock or any subsequent sales of such stock over a recognized public exchange), or any other direct or indirect change of control of Tenant, including, without limitation, change of control of Tenant's parent company (other than through an initial public offering of capital stock or any subsequent sales of such stock over a recognized public exchange) or a merger by Tenant or its parent company, shall be deemed a Transfer within the meaning and provisions of this Article. Notwithstanding the foregoing, Tenant may assign this Lease to (1) a successor to Tenant by merger, consolidation or the purchase of substantially all of Tenant's assets or capital stock, or (2) assign this Lease or sublet all or a portion of the Premises to an Affiliate (defined below), without the consent of Landlord but subject to the provisions of Section 9.2, provided that all of the following conditions are satisfied (a "Permitted Transfer"): (i) Tenant is not then in Default hereunder; (ii) Tenant gives Landlord written notice at least 10 business days before such Permitted Transfer or within 10 days after the Permitted Transfer if prior notice is prevented by law or any bona fide confidentiality agreement; and (iii) the successor entity resulting from any merger or consolidation of Tenant or the sale of all or substantially all of the assets or stock of Tenant, has a net worth (computed in accordance with generally accepted accounting principles, except that intangible assets such as goodwill, patents, copyrights, and trademarks shall be excluded in the calculation ("Net Worth")) at the time of the Permitted Transfer that is at least equal to the Net Worth of Tenant immediately before the Permitted Transfer or is otherwise reasonably sufficient to satisfy Landlord's then underwriting standards for the Building, as determined in Landlord's reasonable discretion. Tenant's notice to Landlord shall include reasonable information and documentation evidencing the Permitted Transfer and showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant's successor shall sign and deliver to Landlord a commercially reasonable form of assumption agreement. "Affiliate" shall mean a successor entity resulting from a non-bankruptcy reorganization of Tenant, an entity controlled by, controlling or under common control with Tenant, or any entity with whom Tenant is undertaking or will undertake a joint venture or similar joint research and development, marketing, distribution, sales or development project at the Premises.
Notwithstanding anything in this Section to the contrary, Tenant shall be permitted from time to time to permit its clients, vendors or business associates ("Approved Users") to temporarily use or occupy not more than 20% of the space within the Premises, provided that (a) Tenant does not separately demise or charge rent for the use of such space and the Approved Users utilize, in common with Tenant, one common entryway to the Premises as well as certain shared central services, such as reception, photocopying and the like; (b) the Approved Users shall not occupy, in the aggregate, more than 10% of the Floor Area of the Premises; and (c) all Approved Users shall use or occupy space in the Premises only so long as the business relationship described above is maintained. If any Approved Users occupy any portion of the Premises as described herein, ii is agreed that (i) in no event shall any use or occupancy of any portion of the Premises by any Approved User release or relieve Tenant from any of its obligations under this Lease; (ii) the Approved User and its employees, contractors and invitees visiting or occupying space in the Premises shall be deemed contractors of Tenant for purposes of Tenant's indemnification obligations in Section 10.3; and (iii) in no event shall the occupancy of any portion of the Premises by Approved Users be deemed to create a landlord/tenant relationship between Landlord and such Approved Users, and, in all instances, Tenant shall be considered the sole tenant under the Lease notwithstanding the occupancy of any portion of the Premises by the Approved Users.

EFFECT OF TRANSFER. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant, or any successor-in-interest to Tenant hereunder, of its obligation to pay rent and to perform all its other obligations under this Lease. Each assignee, other than Landlord, shall be deemed to assume all obligations of Tenant under this Lease after the effective date of the assignment and shall be liable jointly and severally with Tenant for the payment of all rent, and for the due performance of all of Tenant's obligations, under this Lease accruing after the effective date of the assignment. Such joint and several liability shall not be discharged or impaired by any subsequent modification or extension of this Lease. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.
SUBLEASE REQUIREMENTS. Any sublease, license, concession or other occupancy agreement entered into by Tenant shall be subordinate and subject to the provisions of this Lease, and if this Lease is terminated during the term of any such agreement, Landlord shall have the right to: (i) treat such agreement as cancelled and repossess the subject space by any lawful means, or (ii) require that such transferee attorn to and recognize Landlord as its landlord (or licensor, as applicable) under such agreement. Landlord shall not, by reason of such attornment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant's obligations under the sublease. If Tenant is in Default (hereinafter defined), Landlord is irrevocably authorized to direct any transferee under any such agreement to make all payments under such agreement directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such Default is cured. No collection or acceptance of rent by Landlord from any transferee shall be deemed a waiver of any provision of Article 9 of this Lease, an approval of any transferee, or a release of Tenant from any obligation under this Lease, whenever accruing. In no event shall Landlord's enforcement of any provision of this Lease against any transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person.
INSURANCE AND INDEMNITY
TENANT'S INSURANCE. Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit D. Evidence of that insurance must be delivered to Landlord prior to the Commencement Date.
LANDLORD'S INSURANCE. Landlord shall provide the following types of insurance, with reasonable deductibles and in amounts and coverages as may be determined by Landlord in its reasonable discretion: property insurance, subject to standard exclusions (such as, but not limited to, earthquake and flood exclusions), covering the Building or Project. In addition, Landlord may, at its election, obtain insurance coverages for such other risks as Landlord or its Mortgagees may from time to time deem appropriate, including earthquake, terrorism and commercial general liability coverage. Landlord shall not be required to carry insurance of any kind on any tenant improvements or Alterations in the Premises installed by Tenant or its contractors or otherwise removable by Tenant (collectively, "Tenant Installations"), or on any trade fixtures, furnishings, equipment, interior plate glass, signs or items of personal property in the Premises, and Landlord shall not be obligated to repair or replace any of the foregoing items should damage occur. All proceeds of insurance maintained by Landlord upon the Building and Project shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs.
TENANT'S INDEMNITY. To the fullest extent permitted by law, but subject to Section 10.5 below, Tenant shall defend, indemnify and hold harmless Landlord and Landlord's agents, employees, lenders, and affiliates, from and against any and all claims, liabilities, damages, costs or expenses arising either before or alter the Commencement Date which arise from or are caused by Tenant's use or occupancy of the Premises, or from the conduct of Tenant's business, or from any activity, work, or thing done, permitted or suffered by

Tenant or Tenant's agents, employees, subtenants, vendors, contractors, invitees or licensees in or about the Premises, the Building or the Common Areas of the Project, or from any Default in the performance of any obligation on Tenant's part to be performed under this Lease, or from any negligence or willful misconduct on the part of Tenant or Tenant's agents, employees, subtenants, vendors, contractors, invitees or licensees. Landlord may, at its option, require Tenant to assume Landlord's defense in any action covered by this Section 10.3 through counsel reasonably satisfactory to Landlord. Notwithstanding the foregoing, Tenant shall not be obligated to indemnify or hold harmless Landlord from or against any liability or expense to the extent it was caused by the negligence or willful misconduct of Landlord, its agents, contractors or employees or their violation of any governmental laws, rules or regulations through no fault of Tenant or any of Tenant's agents, employees or contractors.
LANDLORD'S NONLIABILITY. Landlord shall not be liable to Tenant, its employees, agents and invitees. and Tenant hereby waives all claims against Landlord, its employees and agents for loss of or damage to any property, resulting from any condition including, but not limited to, acts or omissions (criminal or otherwise) of unrelated third parties and/or other tenants of the Project, or their agents, employees or invitees of such other tenants, fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works or other fixtures in the Building, whether the damage or injury results from conditions arising in the Premises or in other portions of the Building, regardless of the negligence of Landlord, its agents or any and all affiliates of Landlord in connection with the foregoing. It is understood that any such condition may require the temporary evacuation or closure of all or a portion of the Building. Should Tenant elect to receive any service from a concessionaire, licensee or third party tenant of Landlord, Tenant shall not seek recourse against Landlord for any breach or liability of that service provider. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord be liable for Tenant's loss or interruption of business or income (including without limitation, Tenant's consequential damages, lost profits or opportunity costs), or for interference with light or other similar intangible interests.
WAIVER OF SUBROGATION. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant each hereby waives all rights of recovery against the other and any party claiming, by. through or under the other on account of loss and damage occasioned to the property of such waiving party that is covered by the property insurance policies carried or otherwise required to be carried by this Lease, or that would normally be covered by so-called "all-risk" or "special form" property insurance regarding the negligence of the party so released or any other cause; provided however, that the foregoing waiver shall not apply to the extent of Tenant's obligation to pay deductibles under any such policies and this Lease as and to the extent required as a Project Cost. By this waiver it is the intent of the parties that neither Landlord nor Tenant shall be liable to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage insured against under any property insurance policies, even though such loss or damage might be occasioned by the negligence of such party, its agents, employees, contractors or invitees. The foregoing waiver by Tenant shall also inure to the benefit of Landlord's management agent for the Building.
DAMAGE OR DESTRUCTION
RESTORATION.
If the Building of which the Premises are a part is damaged as the result of an event of casualty, then subject to the provisions below, Landlord shall repair that damage as soon as reasonably possible unless Landlord reasonably determines that: (i) the Premises have been materially damaged and there is less than 1 year of the Term remaining on the date of the casualty; provided, however, that notwithstanding the foregoing, Landlord may not terminate this Lease pursuant to this clause if, at the lime of such casualty, Tenant has validly exercised an express option to extend the Term of this Lease beyond the then scheduled Expiration Date, or (ii) the damage is of a type not covered by the insurance Landlord is required to carry, or actually carries under this Lease, and the cost to repair the damage will exceed $250,000.00 (and Tenant does not agree to provide the shortfall in proceeds to Landlord in excess of $250,000.00 within 10 days after its receipt of written demand by Landlord). Should Landlord elect not to repair the damage for one of the preceding reasons, Landlord shall so notify Tenant in the "Casualty Notice" (as defined below), and this Lease shall terminate as of the date of delivery of that notice.
As soon as reasonably practicable following the casualty event but not later than 60 days thereafter, Landlord shall notify Tenant in writing ("Casualty Notice") of Landlord's election, if applicable, to terminate this Lease. If this Lease is not so terminated, the Casualty Notice shall set forth the anticipated period for repairing the casually damage, which estimate shall be provided by a licensed and experienced independent construction contractor. If the anticipated repair period exceeds 270 days and if the dam age is so extensive as to reasonably prevent Tenant's substantial use and enjoyment of the Premises, then either party may elect to terminate this Lease by written notice to the other within 10 days following delivery of the Casualty Notice.
In the event that neither Landlord nor Tenant is entitled to terminate this Lease or elects to terminate this Lease pursuant to Sections 11.1(a) and 11.1(b), as applicable, Landlord shall repair all material damage to the Premises or the Building as soon as reasonably possible and this Lease shall continue in effect for the remainder of the Term. Upon notice from Landlord, Tenant shall assign or endorse 011er to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant's insurance with respect to any Tenant Installations; provided if the estimated cost to repair such Tenant Installations exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, the excess cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repairs. Further, if Landlord does not complete its required restoration within 60 days after the time period estimated by Landlord to repair the damage as specified in the Casualty Notice, as the same may be extended by force majeure delays of the type set forth in Section 20.9 (but not in excess of 120 additional days caused by any such force majeure delays), Tenant may terminate this Lease by delivering written notice to Landlord and Landlord's Mortgagee within 30 days following the expiration of such 60 day period, and prior to the date upon which Landlord substantially completes such restoration. Such termination shall be effective as of the date specified in Tenant's termination notice (but not earlier than 30 days or later than 120 days after the date of such notice) as if such date were the date fixed for the expiration of the Term. Notwithstanding the foregoing, if upon the receipt of Tenant's written election to terminate this Lease as provided in this Section 11.1 (c), Landlord reasonably believes it can complete its required restoration within 30 days following the receipt of such notice, Landlord may, it its sole discretion, elect to proceed with such restoration and, provided Landlord substantially completes such required restoration within such 30-day period. Tenant's election to terminate shall be null and void.
From and after the casualty event, the rental (including Basic Rent and Operating Expenses) to be paid under this Lease shall be abated in the same proportion that the Floor Area of the Premises that is rendered unusable by the damage from time to time bears to the total Floor Area of the Premises.
Notwithstanding the provisions of subsection (d) of this Section 11.1, if the damage is due to the negligence of Tenant or its employees, subtenants, contractors, invitees or representatives, then the rental to be paid by Tenant under this Lease shall be abated only to the extent Landlord is compensated for such rental by loss of rent insurance proceed then carried by Landlord.

LEASE GOVERNS. Tenant agrees that the provisions of this Lease, including without limitation Section 11.1, shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.
EMINENT DOMAIN
Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Project which would have a material adverse effect on Landlord's ability to profitably operate the remainder of the Building. Tenant shall also have the right to terminate this Lease if there is a Taking of a material portion of the parking area serving the Premises and Landlord does not provide substitute parking within a reasonable proximity to the Premises. The termination shall be effective as of the effective date of any order granting possession to, or vesting legal title in, the condemning authority. If this Lease is not terminated, Basic Rent and Tenant's Share of Operating Expenses shall be appropriately adjusted to account for any reduction in the square footage of the Building or Premises. All compensation awarded for a Taking shall be the property of Landlord and the right to receive compensation or proceeds in connection with a Taking are expressly waived by Tenant; provided, however, Tenant may file a separate claim for Tenant's personal property, loss to Tenant's goodwill, and Tenant's moving and reasonable relocation expenses. If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking. Tenant agrees that the provisions of this Lease shall govern any Taking and shall accordingly supersede any contrary statute or rule of law.
SUBORDINATION; ESTOPPEL CERTIFICATE
SUBORDINATION. Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground lease(s) or other lien(s) now or subsequently arising upon the Premises, the Building or the Project, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a "Mortgage"). The party having the benefit of a Mortgage shall be referred to as a "Mortgagee". This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination and attornment agreement in favor of the Mortgagee, provided such agreement provides a non-disturbance covenant benefiting Tenant. Alternatively, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. Upon request, Tenant, without charge, shall attorn to any successor to Landlord's interest in this Lease in the event of a foreclosure of any mortgage. Tenant agrees that any purchaser at a foreclosure sale or lender taking title under a deed in lieu of foreclosure shall not be responsible for any act or omission of a prior landlord (provided that such successor landlord shall be obligated to cure any default by Landlord under this Lease that is of a continuing nature, such as repair and maintenance obligations), shall not be subject to any offsets or defenses Tenant may have against a prior landlord that are not expressly set forth in this Lease, and shall not be liable for the return of the Security Deposit to the extent not actually recovered by such purchaser nor bound by any rent paid in advance of the calendar month in which the transfer of title occurred; provided that the foregoing shall not release the applicable prior landlord from any liability for those obligations. Tenant acknowledges that Landlord's Mortgagees and their successors-in-interest are intended third party beneficiaries of this Section 13.1.
Notwithstanding the foregoing, upon written request by Tenant, Landlord will use reasonable efforts to obtain a non-disturbance, subordination and attornment agreement from Landlord's then current Mortgagee on such Mortgagee's then current standard form of agreement with such commercially reasonable changes as requested by Tenant. "Reasonable efforts" of Landlord shall not require Landlord to incur any cost, expense or liability to obtain such agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Mortgagee. Upon request of Landlord, Tenant will execute the Mortgagee's form of non-disturbance, subordination and attornment agreement and return the same to Landlord for execution by the Mortgagee. Landlord's failure, despite its reasonable efforts, to obtain a non-disturbance, subordination and attornment agreement for Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder.
Notwithstanding the foregoing in this Section to the contrary, as a condition precedent to the future subordination of this Lease to a future Mortgage, Landlord shall be required, upon Tenant's request, lo provide Tenant with a non-disturbance, subordination, and attornment agreement in favor of Tenant from any Mortgagee who comes into existence after the Commencement Date. Such non-disturbance, subordination, and attornment agreement in favor of Tenant shall provide that, so long as Tenant is paying the Rent due under the Lease and is not otherwise in default under the Lease beyond any applicable cure period, its right to possession and the other terms of the Lease shall remain in full force and effect. Such non-disturbance, subordination, and attornment agreement may include other commercially reasonable provisions in favor of the Mortgagee, including, without limitation, additional lime on behalf of the Mortgagee to cure defaults of the Landlord and provide that (a) neither Mortgagee nor any successor-in-interest shall be bound by (i) any payment of the Rent, or other sum due under this Lease for more than 1 month in advance or (ii) any amendment or modification of the Lease that is not otherwise contemplated under the Lease (e.g., an amendment to document the exercise of an option to extend the Term of this Lease by Tenant) that has the effect of reducing the rent, terminating the Term, or otherwise materially affecting Landlord's obligations under this Lease made without the express written consent of Mortgagee, which consent shall not be unreasonably withheld; (b) neither Mortgagee nor any successor-in-interest will be liable for (i) any act or omission or warranties of any prior landlord (including Landlord) but the successor-in-interest to Landlord will be required to cure any default of a prior Landlord that are of a continuing nature (e.g., repair and maintenance obligations), (ii) the breach of any warranties or obligations relating to construction of improvements on the Building or any tenant finish work performed or to have been performed by any prior landlord (including Landlord), but Tenant shall be entitled to exercise any self-help and other rights that may be expressly provided for in the Lease in such case, or (iii) the return of any Security Deposit, except to the extent such deposits have been received by Mortgagee; and (c) neither Mortgagee nor any successor-in-interest shall be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord) that are not expressly set forth in this Lease.
ESTOPPEL CERTIFICATE. Tenant shall, within 10 days after receipt of a written request from Landlord, execute and deliver a commercially reasonable estoppel certificate in favor of those parties as are reasonably requested by Landlord (including a Mortgagee or a prospective purchaser of the Building or the Project).
DEFAULTS AND REMEDIES
TENANT'S DEFAULTS. In addition to any other event of default set forth in this Lease, the occurrence of any one or more of the following events shall constitute a "Default" by Tenant:
The failure by Tenant to make any payment of Rent required to be made by Tenant, as and when due, where the failure continues for a period of 3 days after written notice from Landlord to Tenant. The term "Rent" as used in this Lease shall be deemed to mean the Basic Rent and all other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease.

The assignment, sublease, encumbrance or other Transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or other means, without the prior written consent of Landlord unless otherwise authorized in Article 9 of this Lease.
The discovery by Landlord that any financial statement provided by Tenant. or by any affiliate, successor or guarantor of Tenant, was intentionally materially false.
The failure or inability by Tenant to observe or perform any of the covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in any other subsection of this Section 14.1, where the failure continues for a period of 30 days after written notice from Landlord to Tenant. However, if the nature of the failure is such that more than 30 days are reasonably required for its cure, then Tenant shall not be deemed to be in Default if Tenant commences the cure within 30 days, and thereafter diligently pursues the cure to completion.
The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law, and Landlord shall not be required to give any additional notice under California Code of Civil Procedure Section 1161, or any successor statute, in order to be entitled to commence an unlawful detainer proceeding, provided that Landlord prepares and serves upon Tenant the applicable default notice in accordance with the requirements of California Code of Civil Procedure Section 1161, or any successor statute.
LANDLORD'S REMEDIES.
Upon the occurrence of any Default by Tenant, then in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:
Landlord may terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right, subject to all applicable legal due process requirements, to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from Tenant:
The worth at the time of award of the unpaid Rent which had been earned at the time of termination;
The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such loss that Tenant proves could have been reasonably avoided;
The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;
Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's default, including, but not limited to, the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, renovation, improvement and alteration of the Premises for a new tenant, reasonable attorneys' fees, and any other reasonable costs; and

At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law. Any sum, other than Basic Rent, shall be computed on the basis of the average monthly amount accruing during the 24 month period immediately prior to Default, except that if it becomes necessary to compute such rental before the 24 month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in subparagraphs (1) and (2) above, the "worth at the time of award" shall be computed by allowing interest at the rate of 10% per annum. As used in subparagraph (3) above, the "worth at the lime of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.
Landlord may elect not to terminate Tenant's right lo possession of the Premises, in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord's interests under this Lease, shall not constitute a termination of the Tenant's right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this subsection (ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease.
The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may pursue any or all of its rights and remedies at the same lime. No delay or omission of Landlord or Tenant to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any breach or default by the other party under this Lease. The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or Default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of the preceding breach or Default at the time of acceptance of rent, or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of the breach or Default. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a Default under Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction and Landlord shall accept the check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy available to it. Tenant hereby waives any right of redemption or relief from forfeiture under California Code of Civil Procedure Section 1174 or 1179, or under any successor statute, in the event this Lease is terminated by reason of any Default by Tenant, provided that this waiver shall not be effective with respect to the first (but only the first) nonmonetary Default (i.e. a Default not set forth in Section 14.1(a) above) that results in the termination of this Lease. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of the Lease or a surrender of the Premises.
LATE PAYMENTS. Any Rent due under this Lease that is not paid to Landlord within 5 days of the date when due shall bear interest at ten percent (10%) per annum from the date due until fully paid. The payment of interest shall not cure any Default by Tenant under this Lease. In addition, Tenant acknowledges that the late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any rent due from Tenant shall not be received by Landlord or Landlord's designee within 5 days after the date due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge for each delinquent payment equal to the greater of (i) 5% of that delinquent payment or (ii) $100.00; provided that Landlord shalt waive the payment of said late charge for the initial delinquent payment of Basic Rent or Operating Expenses by Tenant during each calendar year of the Term. Acceptance of a late charge by Landlord shall not constitute a waiver of Tenant's Default with respect to the overdue amount, nor shall it prevent Landlord from exercising any of its other rights and remedies. Notwithstanding the foregoing, no such late charge or interest shall be due on the first (and only the first) late payment of Rent by Tenant in any calendar year during the Term, unless Tenant fails to make such payment within ten (10) days after its receipt of a written notice or delinquency from Landlord.
RIGHT OF LANDLORD TO PERFORM. If Tenant is in Default of any of its obligations under the Lease, Landlord shall have the right to perform such obligations. Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to 10% of the cost of the work performed by Landlord.
DEFAULT BY LANDLORD. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until ii has failed to perform the obligation within a reasonable time but in no event longer than 30 days after written notice by Tenant to Landlord specifying in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Landlord's obligation is such that more than 30 days are required for its performance, then Landlord shall not be deemed to be in default if it commences performance within the 30 day period and thereafter diligently pursues the cure to completion. Tenant hereby waives any right to terminate or rescind this Lease as a result of any default by Landlord hereunder or any breach by Landlord of any promise or inducement relating hereto, and Tenant agrees that its remedies shall in no event include any consequential damages, lost profits or opportunity costs.
EXPENSES AND LEGAL FEES. Should either Landlord or Tenant bring any action in connection with this Lease, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys' fees, and all other reasonable costs. The prevailing party for the purpose of this paragraph shall be determined by the trier of the facts.
WAIVER OF JURY TRIAUJUDICIAL REFERENCE.
LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHT TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.
In the event that the jury waiver provisions of Section 14.7(a) are riot enforceable under California law, then, unless otherwise agreed to by the parties, the provisions of this Section 14.7(b) shall apply. Landlord and Tenant agree that, except as otherwise expressly provided by this Lease, any disputes arising in connection with this Lease (including but not limited to a determination of any and all of the issues in such dispute, whether of fact or of law) shall be resolved (and a decision shall be rendered) by way of a general reference as provided for in Part 2, Title 8, Chapter 6 (§§ 638 et. seq.) of the California Code of Civil Procedure, or any successor California statute governing resolution of disputes by a court appointed referee. Nothing within this Section 14.7 shall apply to an unlawful detainer action.
SATISFACTION OF JUDGMENT. The obligations of Landlord and Tenant do not constitute the personal obligations of the individual partners, trustees, directors, officers, members or shareholders of Landlord or Tenant or any of their constituent partners or members. Should Tenant recover a money judgment against Landlord, such judgment shall be satisfied only from the interest of Landlord in the Project and out of the rent or other income from such property receivable by Landlord, and no action for any deficiency may be sought or obtained by Tenant.
END OF TERM
HOLDING OVER. If Tenant holds over for any period after the Expiration Date (or earlier termination of the Term) without the prior written consent of Landlord, such tenancy shall constitute a tenancy at sufferance only and a Default by Tenant; such holding over with the prior written consent of Landlord shall constitute a month-to-month tenancy commencing on the 1st day following the termination of this Lease and terminating 30 days following delivery of written notice of termination by either Landlord or Tenant to the other. In either of such events, possession shall be subject to all of the terms of this Lease, except that the monthly Basic Rent shall be 150% of the monthly Basic Rent for the month immediately preceding the date of termination unless Tenant gives Landlord 90-day prior written notice ("Holdover Notice") of its intent to hold over in which event the monthly rental shall be 100% of the total monthly rental for the month immediately preceding the date of termination for the initial 3 months of holdover, and 150% of the total monthly rental for the month immediately preceding the date of termination for each month of holdover thereafter, subject to the right of either party to terminate any such holdover tenancy by giving 30 days prior written notice to the other party. The acceptance by Landlord of monthly hold-over rental in a lesser amount shall not constitute a waiver of Landlord's right to recover the full amount due unless otherwise agreed in writing by Landlord. The foregoing provisions of this Section 15.1 are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or at law.
SURRENDER OF PREMISES; REMOVAL OF PROPERTY. Upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear. damage caused by casualty, and repairs which are Landlord's obligation excepted, and shall remove or fund to Landlord the cost of removing all Required Removables, together with all personal property and debris, and shall perform all work required under Section 7.3 of this Lease. If Tenant shall fail to comply with the provisions of this Section 15.2, Landlord may effect the removal and/or make any repairs, and the cost to Landlord shall be additional rent payable by Tenant upon demand.
PAYMENTS AND NOTICES
All sums payable by Tenant to Landlord shall be paid, without deduction or offset. in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions, or at any other place as Landlord may designate in writing to Tenant. Unless this Lease expressly provides otherwise, as for example in the payment of rent pursuant to Section 4.1, all payments shall be due and payable within 30 days after demand. All payments requiring proration shall be prorated on the basis of the number of days in the pertinent calendar month or year, as applicable. Any notice, election, demand, consent, approval or other communication to be given or other document to be delivered by either party to the other may be delivered to the other party, at the address set forth in Item 12 of the Basic Lease Provisions, by personal service, or by any courier or "overnight'' express mailing service. Either party may, by written notice to the other, served in the manner provided in this Article, designate a different address. The refusal to accept delivery of a notice, or the inability to deliver the notice (whether due to a change of address for which notice was not duly given or other good reason), shall be deemed delivery and receipt of the notice as of the date of attempted delivery and any noticed delivered on a Saturday, Sunday or legal holiday recognized in the City of Santa Clara, CA shall not be deemed received until the next business day. If more than one person or entity is named as Tenant under this Lease, service of any notice upon any one of them shall be deemed as service upon all of them.
RULES AND REGULATIONS
Tenant agrees to comply with the Rules and Regulations attached as Exhibit E, and any reasonable and nondiscriminatory amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order, or cleanliness of the Premises, Building, Project and/or Common Areas. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease or any other act or conduct by any other tenant, and the same shall not constitute a constructive eviction hereunder. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Tenant's failure to keep and observe the Rules and Regulations shall constitute a default under this Lease. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling.
BROKER'S COMMISSION
The parties recognize as the broker(s) who negotiated this Lease the firm(s) whose name{s) is (are) stated in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker{s). It is understood that Landlord's Broker represents only Landlord in this transaction and Tenant's Broker {if any) represents only Tenant. Each party warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and agrees to indemnify and hold the other party harmless from any cost, expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by the indemnifying party in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease.
TRANSFER OF LANDLORD'S INTEREST
In the event of any transfer of Landlord's interest in the Premises, the transferor shall be automatically relieved of all obligations on the part of Landlord first accruing under this Lease from and after the dale of the transfer, provided that Tenant is duly notified of the transfer, further provided that any successor pursuant to a voluntary, third party transfer (but not as part of an involuntary transfer resulting from a foreclosure or deed in lieu thereof) shall have assumed Landlord's obligations under this Lease. Any funds held by the transferor in which Tenant has an interest, including without limitation, the Security Deposit, shall be turned over, subject to that interest, to the transferee. No Mortgagee to which this Lease is or may be subordinate shall be responsible in connection with the Security Deposit unless the Mortgagee actually receives the Security Deposit. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only with respect to their respective successive periods of ownership.
INTERPRETATION

NUMBER. Whenever the context of this Lease requires, the words "Landlord" and ''Tenant" shall include the plural as well as the singular.
HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only, are not a part of this Lease and shall have no effect upon its construction or interpretation.
JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several and the act of or notice from, or notice or refund to, or the signature of, any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, termination or modification of this Lease.
SUCCESSORS. Subject to Sections 13.1 and 22.3 and to Articles 9 and 19 of this Lease, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section 20.4 is intended, or shall be construed, to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.
TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.
CONTROLLING LAW/VENUE. This Lease shall be governed by and interpreted in accordance with the laws of the State of California. Should any litigation be commenced between the parties in connection with this Lease, such action shall be prosecuted in the applicable State Court of California in the county in which the Building is located.
SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.
WAIVER. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act. No breach of this Lease shall be deemed to have been waived unless the waiver is in a writing signed by the waiving party.
INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section 20.9 shall not operate to excuse Tenant from the prompt payment of Rent or delay Tenant from receiving the abatement of any rental to which ii entitled under any express provision of this Lease.
ENTIRE AGREEMENT. This Lease and its exhibits and other attachments cover in full each and every agreement of every kind between the parties concerning the Premises, the Building, and the Project, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant and Landlord each waive its rights to rely on any representations or promises made by the other party which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law, or custom to the contrary notwithstanding.
QUIET ENJOYMENT. Upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, and subject to the other provisions of this Lease, Tenant shall have the right of quiet enjoyment and use of the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.
SURVIVAL. All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including without limitation any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.
EXECUTION AND RECORDING
COUNTERPARTS; DIGITAL SIGNATURES. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement. The parties agree to accept a digital image (including but not limited to an image in the form of a PDF, JPEG, GIF file, or other e-signature) of this Lease, if applicable, reflecting the execution of one or both of the parties, as a true and correct original.
CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant or Landlord is a corporation, limited liability company or partnership, each individual executing this Lease on behalf of the entity represents and warrants that such individual is duly authorized to execute and deliver this Lease and that this Lease is binding upon the corporation, limited liability company or partnership in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of its organizational documents or an appropriate certificate authorizing or evidencing the execution of this Lease.
EXECUTION OF LEASE; NO OPTION OR OFFER. The submission of this Lease lo Tenant shall be for examination purposes only, and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any lime interval, until Landlord has in fact executed and delivered this Lease to Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.
RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.
AMENDMENTS. No amendment or mutual termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors in interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease in any respect.
BROKER DISCLOSURE. By the execution of this Lease, each of Landlord and Tenant hereby acknowledge and confirm (a) receipt of a copy of a Disclosure Regarding Real Estate Agency Relationship conforming to the requirements of California Civil Code 2079.16, and (b) the agency relationships specified in Section 10 of the Basic Lease Provisions, which acknowledgement and confirmation is expressly made for the benefit of Tenant's Broker identified in Section 1 O of the Basic Lease Provisions. If there is no Tenant's Broker so identified in Section 1 O of the Basic Lease Provisions, then such acknowledgement and confirmation is expressly made for the benefit of Landlord's Broker. By the execution of this Lease, Landlord and Tenant are executing the confirmation of the agency relationships set forth in Section 10 of the Basic Lease Provisions.
MISCELLANEOUS
NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Except to the extent disclosure is required by law, court order or pursuant to litigation, Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's attorneys, brokers, members, prospective financial partners and purchasers, tax and financial advisors, lenders and investors, and prospective subtenants and assignees, to the extent such parties have a need to know, provided that such parties are informed of the confidentiality of such information.
TENANT'S FINANCIAL STATEMENTS. The application, financial statements and tax returns, if any, submitted and certified to by Tenant as an accurate representation of its financial condition have been prepared, certified and submitted to Landlord as an inducement and consideration to Landlord to enter into this Lease. Tenant shall during the Term furnish Landlord with current annual financial statements accurately reflecting Tenant's financial condition upon written request from Landlord within 30 days following Landlord's request (but not more frequently than once per calendar year); provided, however, that so long as Tenant is a publicly traded corporation on a nationally recognized stock exchange, the foregoing obligation to deliver the statements shall be waived. Landlord shall keep such financial information strictly confidential and shall only disclose such information to Landlord's lenders, consultants, purchasers or investors, or other agents (who shall be subject to the same confidentiality obligations) on a need to know basis in connection with the administration of this Lease.
MORTGAGEE PROTECTION. No act or failure to act on the part of Landlord which would otherwise entitle Tenant to terminate this Lease shall result in such a termination unless (a) Tenant has given notice by registered or certified mail to any Mortgagee of a Mortgage covering the Building whose address has been furnished to Tenant and (b) such Mortgagee is afforded a reasonable opportunity to cure the default by Landlord (which shall in no event be more than 90 days beyond the time frame provided to Landlord), including, if necessary to effect the cure. Tenant shall comply with any written directions by any Mortgagee to pay Rent due hereunder directly to such Mortgagee without determining whether a default exists under such Mortgagee's Mortgage.
SON LIST. Tenant and Landlord each hereby represents and warrants that lo the other party that it is not listed as a Specially Designated National and Blocked Person ("SDN") on the list of such persons and entities issued by the U.S. Treasury Office of Foreign Assets Control (OFAC).

LANDLORD:		TENANT:

AUGUSTINE BOWERS LLC, a Delaware limited liability company		VERITAS TECHNOLOGIES LLC, a Delaware limited liability company

By	/s/ Douglas G. Holte	By	/s/ Brent Genovese
Douglas G. Holte
	President, Office Properties	Printed Name	Brent A. Genovese
	Office Properties	Title	Senior Director, Workplace Services

By	/s/ Ray Wirta	By
	Ray Wirta	Printed Name
	President IPG	Title

DAU

EXHIBIT A
DESCRIPTION OF PREMISES
2625 AUGUSTINE DRIVE
SANTA CLARA. CA

EXHIBIT B
Operating Expenses
(Net)
(a)From and after the Commencement Date, Tenant shall pay to Landlord, as additional rent, Tenant's Share of all Operating Expenses, as defined in Section (f) below, incurred by Landlord in the operation of the Building and the Project. The term "Tenant’s Share" means that portion of any Operating Expenses determined by multiplying the cost of such item by a fraction, the numerator of which is the Floor Area and the denominator of which is the total rentable square footage, of (i) the Building, for expenses determined by Landlord to benefit or relate substantially to the Building rather than the entire Project, and (ii) all or some of the buildings in the Project, for expenses determined by Landlord to benefit or relate substantially to all or some (including the Building) of the buildings in the Project rather than any specific building. Landlord shall not allocate to the entire Project any Operating Expenses which may benefit or substantially relate to a particular building within the Project. In the event that Landlord determines that any building with the Project (including the Building) incurs a non-proportional benefit from any expense, or is the non-proportional cause of any such expense, Landlord shall allocate a greater percentage of such Operating Expense to such building. In the event that any management and/or overhead fee payable or imposed by Landlord for the management of Tenant's Premises is calculated as a percentage of the rent payable by Tenant and other tenants of Landlord, then the full amount of such management and/or overhead fee which is attributable to the rent paid by Tenant shall be additional rent payable by Tenant, in full, provided, however, that Landlord may elect to include such full amount as part of Tenant's Share of Operating Expenses. Notwithstanding the foregoing, throughout the Term of this Lease, Tenant's Share of Operating Expenses (exclusive of Property Taxes, capitalized costs (to the extent permitted as a Project Cost) and utility and insurance costs) shall not be increased on an annual basis by more than five percent (5%) on a cumulative and compounded basis.
(b)    Commencing prior to the start of the first full "Expense Recovery Period" of the Lease (as defined in Item 7 of the Basic Lease Provisions), and prior to the start of each full or partial Expense Recovery Period thereafter, Landlord shall give Tenant a written estimate reasonably determined by Landlord of the amount of Tenant's Share of Operating Expenses for the applicable Expense Recovery Period. Commencing on the Commencement Date, Tenant shall pay the estimated amounts to Landlord in equal monthly installments, in advance, concurrently with payments of Basic Rent. If Landlord has not furnished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay monthly the estimated Tenant's Share of Operating Expenses in effect during the prior Expense Recovery Period; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued estimated Tenant's Share of Operating Expenses based upon the new estimate. Landlord may from time to lime change the Expense Recovery Period to reflect a calendar year or a new fiscal year of Landlord, as applicable, in which event Tenant's Share of Operating Expenses shall be equitably prorated for any partial year.
(c)    Within 180 days after the end of each Expense Recovery Period, Landlord shall furnish to Tenant a statement (a "Reconciliation Statement") showing in reasonable detail the actual or prorated Tenant's Share of Operating Expenses Incurred by Landlord during such Expense Recovery Period, and the parties shall within 30 days thereafter make any payment or allowance necessary to adjust Tenant's estimated payments of Tenant's Share of Operating Expenses, if any, to the actual Tenant's Share of Operating Expenses as shown by the Reconciliation Statement. Any delay or failure by Landlord in delivering any Reconciliation Statement shall not constitute a waiver of Landlord's right to require Tenant to pay Tenant's Share of Operating Expenses pursuant hereto. Any amount due Tenant shall be credited against installments next coming due (or promptly refunded to Tenant if respect to the last year of the Term) under this Exhibit B, and any deficiency shall be paid by Tenant together with the next installment. Should Tenant fail to object in writing to Landlord's determination of Tenant's Share of Operating Expenses, or fail to give written notice of its intent to audit Landlord's Operating Expenses pursuant to the provisions of the next succeeding paragraph, within 180 days following delivery of Landlord's Reconciliation Statement. Landlord's determination of Tenant's Share of Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on Tenant for all purposes and any future claims by Tenant to the contrary shall be barred.
Notwithstanding the foregoing, if Tenant's audit timely conducted pursuant to the paragraph next below establishes that the same component of Operating Expenses for the subject Expense Recovery Period was also overstated by 3% or more in previous Expense Recovery Period(s), then Landlord shall also correct and reimburse Tenant for such overstatement in such previous Expense Recovery Period(s).

Provided no Default has occurred, Tenant shall have the right to cause its Chief Financial Officer or a certified public accountant, engaged on a non-contingency fee basis, to audit Operating Expenses by inspecting Landlord's general ledger of expenses not more than once during any Expense Recovery Period. However, to the extent that insurance premiums or any other component of Operating Expenses is determined by Landlord on the basis of an internal allocation of costs utilizing information Landlord in good faith deems proprietary, such expense component shall not be subject to audit so long as it does not exceed the amount per square foot typically imposed by landlords of other comparable class business parks in the vicinity of the Project. Tenant shall give notice to Landlord of Tenant's intent to audit within 180 days after delivery of Landlord's Reconciliation Statement which sets forth Tenant's Share of Landlord's actual Operating Expenses to Tenant. Landlord shall promptly mail or email the applicable records to Tenant for the audit. If Tenant's audit determines that actual Operating Expenses have been overstated by more than 3%, then subject to Landlord's right to review and/or contest the audit results, Landlord shall reimburse Tenant for the reasonable out-of-pocket costs of such audit. Tenant's rent shall be appropriately adjusted to reflect any overstatement in Operating Expenses. All of the information obtained by Tenant and/or its auditor in connection with such audit, as well as any compromise, settlement, or adjustment reached between Landlord and Tenant as a result thereof, shall be held in strict confidence and, except as may be required by law, court order or pursuant to litigation, shall not be disclosed to any third party (other than Tenant's attorneys, brokers, members, prospective financial partners and purchasers, tax and financial advisors, lenders and investors, and prospective subtenants, to the extent such parties have a need to know, provided that such parties are informed of the confidentiality of such information), directly or indirectly, by Tenant or its auditor or any of their officers, agents or employees. Landlord may require Tenant's auditor to execute a separate confidentiality agreement affirming the foregoing as a condition precedent to any audit. In the event of a violation of this confidentiality covenant in connection with any audit, then in addition to any other legal or equitable remedy available to Landlord, Tenant shall forfeit its right to any reconciliation or cost reimbursement payment from Landlord due to said audit {and any such payment theretofore made by Landlord shall be promptly returned by Tenant), and Tenant shall have no further audit rights under this Lease for the next 3 year period during the Term.
(d)    Even though this Lease has terminated and the Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Operating Expenses for the Expense Recovery Period in which this Lease terminates, Tenant shall within 30 days of written notice pay the entire increase over the estimated Tenant's Share of Operating Expenses already paid. Conversely, any overpayment by Tenant shall be rebated by Landlord to Tenant not later than 30 days after such final determination. However, in lieu thereof, Landlord may delver a reasonable estimate of the anticipated reconciliation amount to Tenant prior to the Expiration Date of the Term, in which event the appropriate party shall fund the amount by the Expiration Date. Notwithstanding the foregoing or anything to the contrary contained in this Lease, Tenant shall have no obligation to pay any Operating Expenses that are fairly allocable to any time period after the expiration or earlier termination of the Term and Tenant's vacation of the Premises.
(e)    Subject to the provisions of this Exhibit B, if, at any time during any Expense Recovery Period, any one or more of the Operating Expenses are Increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Tenant's Share of Operating Expenses for the year, then the estimate of Tenant's Share of Operating Expenses may be increased by written notice from Landlord for the month in which such rate(s) or amount(s) becomes effective and for all succeeding months by an amount equal to the estimated amount of Tenant's Share of the increase (provided that the same component of Operating Expenses shall not be increased on an annual basis by more than five percent (5%) on a cumulative and compounded basis.)
Landlord shall give Tenant written notice of the amount or estimated amount of the increase, the month in which the increase will become effective, Tenant's Share thereof and the months for which the payments are due. Tenant shall pay the increase to Landlord as part of the Tenant's monthly payments of estimated expenses as provided in paragraph (b) above, commencing with the month in which effective.
(f)    The term "Operating Expenses" shall mean and include ail Project Costs, as defined in Section (g) below, and Property Taxes, as defined in Section (h) below.
(g)    The term "Project Costs" shall mean all expenses of operation, management, repair, replacement and maintenance of the Building and the Project, including without limitation all appurtenant Common Areas (as defined In Section 6.2 of the Lease), and shall include the following charges by way of illustration but not limitation: water and sewer charges; insurance premiums, deductibles, or reasonable premium equivalents or deductible equivalents should Landlord elect to self insure any risk that Landlord is authorized to insure hereunder ; license, permit, and inspection fees: light; power; window washing: trash pickup; janitorial services to any interior Common Areas; healing, ventilating and air conditioning; supplies; materials; equipment: tools; reasonable fees for consulting services; access control/security costs, inclusive of the reasonable cost of improvements made to enhance access control systems and procedures; costs incurred in connection with compliance with any new laws or changes in laws applicable to the Building or the Project ("Compliance Costs") (provided that, except for new laws or changes in laws that pertain particularly to Tenant or use of the Premises (as opposed to office uses by tenants in general), which shall be the sole responsibility of Tenant at its cost, to the extent such laws or change in laws require expenditures of a "capital" nature, then such "capital" expenditure exceeding the amount of $75,000.00 shall be amortized (using a market cost of funds as reasonably determined by Landlord) over the useful life of such asset and only the amortized cost thereof shall be includable in Project Costs during the remaining Term of the Lease); the cost of any capital improvements or replacements (other than tenant improvements for specific tenants) to the extent of the amortized amount thereof over the useful life of such capital improvements or replacements (or, if such capital improvements or replacements are anticipated to achieve a cost savings as to the Operating Expenses, any shorter estimated period of time over which the cost of the capital improvements or replacements would be recovered from the estimated cost savings) calculated at a market cost of funds, all as reasonably determined by Landlord, for each year of useful life or shorter recovery period of such capital expenditure whether such capital expenditure occurs during or prior to the Term; provided that such capital expenditures shall be limited to (1) improvements which are reasonably Intended to increase or enhance building security and/or safety (such as lighting, life/fire safety systems, etc.), (2) repairs or replacements of the Building, or its systems, or the roof membrane or to the Common Areas for functional (and not aesthetic) reasons, (3) Compliance Costs; and/or (4) expenditures incurred as a cost or labor saving measure or to affect other economies in the operation or maintenance of the Building or the Common Areas (collectively, "Permitted Capital Items"); costs associated with the maintenance of an air conditioning, heating and ventilation service agreement, and maintenance of any communications or networked data transmission equipment, conduit, cabling, wiring and related telecommunications facilitating automation and control systems, remote telecommunication or data transmission infrastructure within the Building and/or the Project, and any other maintenance, repair and replacement costs associated with such infrastructure; capital costs associated with a requirement related to demands on utilities by Project tenants, including without limitation the cost to obtain additional voice, data and modem connections; labor; reasonably allocated wages and salaries, fringe benefits, and payroll taxes for administrative and other personnel directly applicable to the Building and/or Project, including both Landlord's personnel and outside personnel; any expense incurred pursuant to Sections 6.1, 6.2, 7.2, 10.2, and Exhibits C and F of the Lease; and reasonable overhead and/or management fees not to exceed 2% of the Basic Rent (without taking into account any abated Basic Rent) owing under this Lease for the professional operation of the Project. It is understood and agreed that Project Costs may include competitive charges for direct services (including, without limitation, management and/or operations services) provided by any subsidiary, division or affiliate of Landlord.
(h)    The term "Property Taxes" as used herein shall include any form of federal, state, county or local government or municipal taxes, fees, charges or other impositions of every kind (whether general, special, ordinary or extraordinary) related to the ownership, leasing or operation of the Premises, Building or Project, including without limitation, the following: (i) all real estate taxes or personal property taxes levied against the Premises, the Building or Project, as such property taxes may be reassessed from time to time; and (ii) other taxes, charges and assessments which are levied with respect to this Lease or to the Building and/or the Project, and any improvements, fixtures and equipment and other property of Landlord located in the Building and/or the Project, (iii) all assessments and fees for public improvements, services, and facilities and impacts thereon, including without limitation arising out of any Community Facilities Districts, "Mello Roos" districts, similar assessment districts, and any traffic impact mitigation assessments or fees; (iv) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, and (v) taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent), and (vi) costs and expenses incurred in contesting the amount or validity of any Property Tax by appropriate proceedings. In the case of any Property Taxes that may be paid in annual or other periodic installments, for the purpose of calculating Property Taxes under this Lease, Landlord shall elect to cause such bonds to be issued or such assessment to be paid in installments over the maximum period permitted by applicable law. Notwithstanding the foregoing, Property Taxes shall not include, and Tenant shall have no obligation to pay or reimburse Landlord for any of the following: (1) general net income, franchise, estate, inheritance, succession or transfer taxes of Landlord; (2) any income, profits or revenue tax or charge upon the net income of Landlord from all sources; (3) any penalties or interest charges (through no fault of Tenant), and (4) any supplemental real estate taxes related to any period of time before or after the Lease Term. Tenant shall have the right to request Landlord to contest Property Taxes assessed against the Premises, Building, or Tenant's personal property. Tax refunds shall be credited against Property Taxes, as applicable, it being understood that this obligation shall survive the termination of this Lease regardless of when received, based on the Lease year to which the refund is applicable during the Term; it being understood that this obligation shall survive the termination of this Lease.
(i)    Notwithstanding the foregoing provisions of this Exhibit B, Operating Expenses shall exclude the following:

(1}    All costs and expenses of operation of any child care in the Building;
(2)    The wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing· the Project; provided that in no event shall Operating Costs include wages and/or benefits attributable to personnel above the level of portfolio property manager or chief engineer;
(3)    Interest on debt or amortization on any Mortgage or Mortgages encumbering the Building;
(4)    All costs relating to activities for the marketing, solicitation and execution or renewal of leases of space in the Project, including, without limitation, accounting and legal fees, advertising, printing costs and brochures, space planning, tenant allowances, leasehold improvements and other tenant concessions;
(5) Costs associated with the sale, syndicating, or refinancing of the Project, including, without limitation, attorneys' fees, accounting costs, closing costs, consulting or brokerage commissions, origination fees or points, and interest cost or charges;
(6) Costs associated with the acquisition of the fee, ground lease (including payments due under a ground lease), air rights or development rights with respect to the Project;
(7)    Cost of decorating, redecorating, or tenant installations incurred in connection with preparing rentable space for a new tenant (or retaining a tenant);
(8)    Expenses in connection with services or other benefits which are not provided to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Project;
(9)    Costs incurred by Landlord for repairs, replacements and/or restoration to or of the Building to the extent that Landlord is actually reimbursed by insurance or condemnation proceeds or by tenants (other than through Operating Expense pass-through), warrantors or other third persons;
(10)    Costs incurred by Landlord for improvements or replacements (including structural additions), repairs, equipment and tools which are of a "capital nature and/or which are considered "capital improvements or replacements under GAAP, except to the extent included in Project Costs by the express terms of Section (g) of this Exhibit B;
(11)    Overhead and profit increments paid to subsidiaries or affiliates of Landlord for services provided to the Building or any other portion of the Project to the extent the same exceeds the costs that would generally be charged for such services if rendered on a competitive basis (based upon a standard of similar office buildings in the general market area of the Premises) by unaffiliated third parties capable of providing such service;
(12)    The cost of alterations of rentable space in the Building or Project leased to Tenant and other tenants;
(13)    Costs arising from the active or gross negligence or intentional misconduct of Landlord or its employees, contractors or agents;
(14)    Costs incurred to remove, remedy, contain, or treat or otherwise related to any hazardous material, which hazardous material is brought onto the Project (A) before the date of this Lease and (B) after the date hereof by Landlord or any other tenant of the Project or any other person other than Tenant, its employees, agents, licensees, subtenants or invitees, and is of such a nature, at that time, that a federal, state or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions, that it then exists on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto;
(15)    Penalties and interest charges as a result of Landlord not paying bills when due or within any grace period:

(16)    Ground rent or similar payments to a ground lessor,
(17)    Costs related to Landlord's charitable or political contributions;
(18)    Attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants, or in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants, or other occupants of the Project, except those attorneys' fees and other costs and expenses incurred in connection with negotiations, disputes or claims relating to the maintenance of standards required of Landlord under this Lease;
(19)    Electric power costs or other utility costs for which any tenant directly contracts with the utility company;
(20)    All costs associated with the operation of the business of the entity which constitutes "Landlord" (as distinguished from the costs of operating, maintaining, repairing, replacing and managing the Building or Project) including, but not limited to, Landlord's or Landlord's managing agent's general corporate overhead and general administrative expenses;
(21) Attorneys' fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building, except those attorneys' fees and other costs and expenses Incurred in connection with negotiations, disputes or claims relating to the maintenance of standards required of Landlord under this Lease;
(22)    Costs, fines or penalties incurred by Landlord due to the violation by Landlord of (i) any governmental rule or regulation (provided that costs of complying with such governmental requirements may be included unless otherwise provided herein);
(23)    any bad debt loss, rent loss, or reserves for bad debts or rent loss, amortization or other expense reserves other than reserves for expenses for anticipated expenses and which reserves are applied to Operating Expenses in the same calendar year;
(24)    costs occasioned by the violation of any laws, CC&Rs or other private restrictions applicable to the Project by Landlord, any other occupant of the Project, or their respective agents, employees or contractors;
(25)    rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Project Costs as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project;
(26)    costs relating to the repair, maintenance or replacement of the structural elements of the Building or the Project, including, without limitation, exterior and load bearing walls, the roof structure (but not the roof membrane which may be included in Operating Expenses), the foundation, pipes and conduit located in the Common Areas, footings, structural floors, ceilings, and columns;
(27)    amounts reimbursed or costs covered pursuant to contractor's or manufacturer's warranties or guarantees; provided that any charges for obtaining or maintaining such warranties or guarantees or enforcing warranty or guarantee claims shall be Included in Operating Expenses, but Landlord shall not be obligated to commence any suit or arbitration proceeding to enforce or collect any such warranty or guarantee claims, and if Landlord reasonably determines it is not prudent to pursue enforcement of such warranties or guaranties, Landlord will not be obligated to pursue such enforcement;
(28)    [Intentionally Deleted]
(29)    rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the buildings comparable to and in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project; and

(30)    the cost of correcting defects in the original construction of the Building.
Notwithstanding the foregoing, in any given Expense Recovery Period earthquake, flood or terrorism insurance deductibles included in Project costs shall be limited to an amount (the "Annual Limit") not to exceed 0.5% of the total insurable value of the Project per occurrence (provided, however, that, notwithstanding anything else herein to the contrary, if, for any occurrence, the earthquake insurance deductible exceeds the Annual Limit, then, after such deductible is included (up to the Annual Limit) in Project Costs for the applicable Expense Recovery Period, such excess may be included (up to the Annual Limit) in Project Costs for the immediately succeeding Expense Recovery Period, and any portion of such excess that is not so included in Project Costs for such immediately succeeding Expense Recovery Period may be included (up to the Annual Limit) in Project Costs for the next succeeding Expense Recovery Period, and so on with respect to each subsequent Expense Recovery Period; provided further, however, that in no event shall the portions of such deductible that are included in Project Costs for any one or more Expense Recovery Periods exceed, in the aggregate, 5.0% of the total insurable valuable of the Project). Further, exterior Building painting costs, and Project parking lot resurfacing costs, in each case in excess of $75,000 per occurrence shall be amortized over the actual useful life of the repair in question (as reasonably determined by Landlord), in which case such amortized costs shall be included in Operating Expenses on a monthly basis only for that portion of the useful life of the repair in question that falls within the Lease Term.

EXHIBIT C
UTILITIES AND SERVICES
1.    Utilities and Other Services. Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for electricity separately metered to the Premises, telephone, telecommunications service, janitorial service, and all other utilities, materials and services contracted by and furnished directly to Tenant or the Premises during the Term, together with any taxes thereon. Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of water, gas, sewer, refuse pickup and any other utilities and services that are not separately metered, but are provided to the Premises in common with other tenants in the Building and/or Project, and Tenant shall pay such amount to (and without any markup by) Landlord, as an item of additional rent, within 30 days after delivery of Landlord's statement or invoice therefor, along with reasonable supporting backup documentation. Alternatively, Landlord may elect to include such cost in the definition of Project Costs in which event Tenant shall pay Tenant's proportionate share of such costs in the manner set forth in Exhibit B. Tenant shall also pay to Landlord as an item of additional rent, within 30 days after delivery of Landlord's statement or invoice therefor, Landlord's "standard charges" (as hereinafter defined, which shall be in addition to the electricity charge paid to the utility provider) for "after hours usage by Tenant of each HVAC unit servicing the Premises and that also serve other leased premises in the Building. The term "after hours” shall mean usage of said unit(s) before 6:00 A.M. or after 6:00 P.M. on Mondays through Fridays, before 9:00 AM. or after 1:00 P.M. on Saturdays, and all day on Sundays and nationally-recognized holidays, subject to reasonable adjustment of said hours by Landlord. If the HVAC unit(s) serve only the Premises, "after hours" shall mean more than 66 hours of usage during any week during the Term. "After hours” usage shall be determined based upon the operation of the applicable HVAC unit during each of the foregoing periods on a "non-cumulative" basis (that is, without regard to Tenant's usage or nonusage of other unit(s) serving the Premises, or of the applicable unit during other periods of the Term). Tenant agrees to pay Landlord for those after-hour services at rates that Landlord may establish from time to time. Landlord's current charge for after-hours HVAC is $45.00 per hour (in addition to the applicable electricity charges paid to the utility provider). Notwithstanding the foregoing, Tenant shall have no obligation to pay HVAC after-hours charges so long as Tenant is the sole occupant of the Building (for purposes hereof, Tenant shall be deemed the sole occupant of the Building so long as a third-party tenant is not leasing more than 50% of the second floor of the Building).
2.    Access. Tenant shall have access to the Premises and the Common Areas of the Project 24 hours per day, 7 days per week, 52 weeks per year (except, however, the Project amenities are subject to Landlord's reasonable rules and regulations, including specific hours of use); provided that Landlord may install access control systems as it deems advisable for the Building. Landlord may impose a reasonable charge for access control cards and/or keys issued to Tenant, which charge shall not exceed $25.00 for each card or key. Notwithstanding the foregoing, Landlord shall provide Tenant with 478 access cards to the Premises at no cost to Tenant. Landlord shall have no liability to Tenant for the provision by Landlord of improper access control services, for any breakdown in service, or for the failure by Landlord to provide access control services. Tenant further acknowledges that Landlord's access systems may be temporarily inoperative during building emergency and system repair periods. Tenant agrees to assume responsibility for compliance by its employees with any reasonable regulations established by Landlord with respect to any card key access or any other system of building access as Landlord may establish. Notwithstanding the foregoing, Tenant may install its own access control system to the Premises (excluding certain areas of the Premises designated by Landlord such as access to the roof, fire control rooms, etc.) at Tenant's sole cost provided that the plans and specifications must be submitted in advance to Landlord and approved in writing by Landlord, which approval shall not be unreasonably withheld. Tenant's access control system shall be deemed a Required Removal and removed on or before the Expiration Date of this Lease.
3.    Supplemental HVAC Equipment. Tenant shall have the right to install supplemental HVAC unit(s) ("Supplemental HVAC Equipment") in the Premises and/or on the roof of the Building to service the Premises. The installation of the Supplemental HVAC Equipment, including any required screening for the Supplemental HVAC Equipment and any required conduit from the Premises to the Supplemental HVAC Equipment, shall be deemed to constitute an Alteration subject to the provisions of Section 7.3 of the Lease, provided that Landlord shalt not unreasonably withhold its approval of the same. Landlord may require appropriate screening for the Supplemental HVAC Equipment on the roof of the Building as a condition of Landlord's approval of the installation of the Supplemental HVAC Equipment. Upon the expiration or sooner termination of the Lease, Tenant shall remove the Supplemental HVAC Equipment and all related equipment, and shall restore all affected areas affected by such removal to their original condition, reasonable wear and tear and damage caused by casualty excepted, all at its sole cost and expense.

EXHIBIT D
TENANT’S INSURANCE
The following requirements for Tenant's insurance shall be in effect during the Term, and Tenant shall also cause any subtenant to comply with the requirements. Landlord reserves the right to adopt reasonable nondiscriminatory modifications and additions to these requirements, provided that such modifications and additions are consistent with what landlord of other comparable building projects in the City of Santa Clara market are then requiring their tenants to carry.
1.    Tenant shall maintain, at its sore cost and expense, during the entire Term: (i) commercial general liability insurance with respect to the Premises and the operations of Tenant in, on or about the Premises, on a policy form that is at least as broad as Insurance Service Office (ISO) CGL 00 01 (if alcoholic beverages are sold on the Premises, liquor liability shall be explicitly covered), which policy(ies) shall be written on an "occurrence" basis and for not less than $2,000,000 combined single limit per occurrence for bodily injury, death, and property damage liability; (ii) workers' compensation insurance coverage as required by law, together with employers' liability insurance coverage of at least $1,000,000 each accident and each disease; (iii) with respect to Alterations constructed by Tenant under this Lease, builder's risk insurance, in an amount equal to the replacement cost of the work; and (iv) insurance against fire, vandalism, malicious mischief and such other additional perils as may be included in a standard "special form" policy, insuring all Alterations, trade fixtures, furnishings, equipment and items of personal property in the Premises, in an amount equal to not less than 90% of their replacement cost (with replacement cost endorsement), which policy shall also include business interruption coverage in an amount sufficient to cover 1 year of loss. In no event shall the limits of any policy be considered as limiting the liability of Tenant under this Lease.
2.    All policies of insurance required to be carried by Tenant pursuant to this Exhibit D shall be written by insurance companies authorized to do business in the State of California and with a general policyholder rating of not less than "A” and financial rating of not less than "VIII" in the most current Best's Insurance Report. The deductible or other retained limit under any policy carried by Tenant shall be commercially reasonable, and Tenant shall be responsible for payment of such deductible or retained limit with waiver of subrogation in favor of Landlord. Any insurance required of Tenant may be furnished by Tenant under any blanket policy carried by it or under a separate policy. A certificate of insurance, certifying that the policy has been issued, provides the coverage required by this Exhibit and contains the required provisions, together with endorsements acceptable to Landlord evidencing the waiver of subrogation and additional insured provisions required below, shall be delivered to Landlord prior to the date Tenant is given the right of possession of the Premises. Proper evidence of the renewal of any insurance coverage shall also be delivered to Landlord prior to the expiration of the coverage. In the event of a loss covered by any policy under which Landlord is an additional insured, Landlord shall be entitled to review a copy of such policy.
3.    Tenant's commercial general liability insurance shall contain a provision that the policy shall be primary to and noncontributory with any policies carried by Landlord, together with a provision including Landlord and any other parties in interest designated by Landlord as additional insureds. Tenant's policies described in Subsections 1 (ii), (iii) and (iv) above shall each contain a waiver by the insurer of any right to subrogation against Landlord, its agents, employees, contractors and representatives. Tenant also waives its right of recovery for any deductible or retained limit under same policies enumerated above. All of Tenant's policies shall contain a provision that the insurer will not cancel or change the coverage provided by the policy without first giving Landlord 15 days prior written notice (and if such a provision is not reasonably available, Tenant shall notify Landlord in writing of such cancellation by the deadline set forth above). Tenant shall also name Landlord as an additional insured on any excess or umbrella liability insurance policy carried by Tenant.
NOTICE TO TENANT: IN ACCORDANCE WITH THE TERMS OF THIS LEASE, TENANT MUST PROVIDE EVIDENCE OF THE REQUIRED INSURANCE TO LANDLORD'S MANAGEMENT AGENT PRIOR TO BEING AFFORDED ACCESS TO THE PREMISES.

EXHIBIT E
RULES AND REGULATIONS
The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable nondiscriminatory modifications and additions at any time. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling.
1.    The sidewalks, halls, passages, elevators, stairways, and other common areas shall not be obstructed by Tenant or used by it for storage, for depositing items, or for any purpose other than for ingress to and egress from the Premises. Should Tenant have access to any balcony or patio area, Tenant shall not place any furniture other personal property in such area without the prior written approval of Landlord.
2.    Neither Tenant nor any employee or contractor of Tenant shall go upon the roof of the Building without the prior written consent of Landlord.
3.    Tenant shall, at its expense, be required to utilize the third party contractor designated by Landlord for the Building (but only if and to the extent such contractor is available to perform the work at a commercially reasonable cost} to provide any telephone wiring services from the minimum point of entry of the telephone cable in the Building to the Premises.
4.    No antenna or satellite dish shall be installed by Tenant without the prior written agreement of Landlord.
5.    The sashes, sash doors, windows, glass lights, solar film and/or screen, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. If Landlord, by a notice in writing to Tenant, shall reasonably object to any curtain, blind, tinting, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, the use of that curtain, blind, tinting, shade or screen shall be immediately discontinued and removed by Tenant. Interior of the Premises visible from the exterior must be maintained in a visually professional manner and consistent with a first class office building. Tenant shall not place any unsightly items (as determined by Landlord in ifs reasonable discretion) along the exterior glass line of the Premises including, but not limited to, boxes, and electrical and data cords. No awnings shall be permitted on any part of the Premises.
6.    The installation and location of any unusually heavy equipment in the Premises, including without limitation file storage units, safes and electronic data processing equipment, shall require the prior written approval of Landlord. The moving of large or heavy objects shall occur only between those hours as may be designated by, and only upon previous notice to, Landlord. No freight, furniture or bulky matter of any description shall be received into or moved out of the lobby of the Building or carried in any elevator other than the freight elevator (if available) designated by Landlord unless approved in writing by Landlord.
7.    Any pipes or tubing used by Tenant to transmit water to an appliance or device in the Premises must be made of copper or stainless steel, and in no event shall plastic tubing be used for that purpose.
8.    Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent, which consent shall not be unreasonably withheld. Upon the termination of its tenancy, Tenant shall deliver to Landlord all the keys to offices, rooms and toilet rooms and all access cards which shall have been furnished to Tenant or which Tenant shall have had made.
9.    Tenant shall not install equipment requiring electrical or air conditioning service in excess of that to be provided by Landlord under the Lease without prior written approval from Landlord.
10.    Tenant shall not use space heaters within the Premises.
11.    Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything in the Premises, which shall in any way increase the insurance on the Building, or on the property kept in the Building, or interfere with the rights of other tenants, or conflict with any government rule or regulation.
12.    Tenant shall not use or keep any foul or noxious gas or substance in the Premises.

13.    Tenant shall not permit the Premises to be occupied or used in a manner offensive or reasonably objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business with other tenants.
14.    Tenant shall not permit any pets or animals in or about the Building. Bona fide service animals are permitted provided such service animals are pre-approved by Landlord, remain under the direct control of the individual they serve at all times, and do not disturb or threaten others.
15.    Neither Tenant nor its employees, agents, contractors, invitees or licensees shall bring any firearm, whether loaded or unloaded, into the Project at any time.
16.    Smoking tobacco, including via personal vaporizers or other electronic cigarettes, anywhere within the Premises, Building or Project is strictly prohibited except that smoking tobacco may be permitted outside the Building and within the Project only in areas designated by Landlord. Smoking, vaping, distributing, growing or manufacturing marijuana or any marijuana derivative anywhere within the Premises, Building or Project is strictly prohibited.
17.    Tenant shall not install an aquarium of any size in the Premises unless otherwise approved by Landlord.
18.    Tenant shall not utilize any name selected by Landlord from time to time for the Building and/or the Project as any part of Tenant's corporate or trade name. Landlord shall have the right to change the name, number or designation of the Building or Project without liability to Tenant. Tenant shall not use any picture of the Building in Its advertising, stationery or In any other manner.
19.    Tenant shall, upon request by Landlord, supply Landlord with the names and telephone numbers of personnel designated by Tenant to be contacted on an after-hours basis should circumstances warrant.
20.    Landlord may from time to time grant tenants individual and temporary variances from these Rules, provided that any variance does not have a material adverse effect on the use and enjoyment of the Premises by Tenant.
.

EXHIBIT F
PARKING

Such parking shall be without obligation
for payment of additional parking charges during the initial 127-month Term of this Lease. All parking spaces shall be used only for parking of vehicles no larger than full size passenger automobiles, sport utility vehicles, vans or pickup trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, with notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the costs to Tenant. Parking within the Common Areas shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, access ways or in any area which would prohibit or impede the free flow of traffic within the Common Areas. There shall be no parking of any vehicles for longer than a forty-eight (48) hour period unless otherwise authorized by Landlord, and vehicles which have been abandoned or parked in violation of the terms hereof may be towed away at the owner's expense. Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Tenant, its visitors or employees, unless ultimately determined to be caused by the active negligence or willful misconduct of Landlord or its agents, employees or contractors. Landlord shall have the right to establish, and from time to time amend, and to enforce against all users all reasonable rules and regulations (including the designation of areas for employee parking} that Landlord may deem necessary and advisable for the proper and efficient operation and maintenance of parking within the Common Areas. Landlord shall have the right to construct, maintain and operate lighting facilities within the parking areas; to change the area, level, location and arrangement of the parking areas and improvements therein; to restrict parking by tenants, their officers, agents and employees to employee parking areas; and to do and perform such other acts in and to the parking areas and improvements therein as, in the use of good business judgment, Landlord shall determine to be advisable. Any person using the parking area shall observe all directional signs and arrows and any posted speed limits. In no event shall Tenant interfere with the use and enjoyment of the parking area by other tenants of the Project or their employees or invitees. Parking areas shall be used only for parking vehicles. Washing, waxing, cleaning or servicing of vehicles, or the storage of vehicles for longer than 48-hours, is prohibited unless otherwise authorized by Landlord. Tenant shall be liable for any damage to the parking areas caused by Tenant or Tenant's employees, suppliers, shippers, customers or invitees, including without limitation damage from excess oil leakage caused by vehicles owned by Tenant. Tenant shall have no right to install any fixtures, equipment or personal property in the parking areas. Tenant shall not assign or sublet any of the vehicle parking spaces, either voluntarily or by operation of law, without the prior written consent of Landlord, except in connection with an authorized assignment of this Lease or subletting of the Premises.

EXHIBIT G
ADDITIONAL PROVISIONS
The following additional provisions shall be binding on Landlord and Tenant:
1.    MEETING ROOM. Landlord currently provides a meeting room in the Project which is capable of accommodating groups of people for use by Building tenants (including Tenant) on a reserved basis (the "Meeting Room”). Tenant shall, subject to availability by reservation, have the use of the Meeting Room subject to Landlord's procedures and charges. The use of the Meeting Room shall be provided to Tenant free of charge, but subject to the reasonable rules and regulations (including rules regarding hours of use and priorities for the tenants of the particular building in which a Meeting Room is located, set up and clean up charges, etc.) established from time to time by Landlord for the Meeting Room. Landlord and Tenant acknowledge that the terms and provisions of Sections 10.2 (Tenant's Indemnity) and 10.5 of the Lease shall apply to Tenant's use of the Meeting Room. Further, Landlord shall have no liability whatsoever with respect to the existence, condition or availability of the Meeting Room and Tenant hereby expressly waives all claims against Landlord with respect to the same. No expansion, contraction, elimination, unavailability or modification of the Meeting Room, and no termination of or interference with Tenant's rights to the Meeting Room, shall entitle Tenant to an abatement or reduction in rent or constitute a constructive eviction or an event of default by Landlord under this Lease. Tenant's right to use the Meeting Room shall belong solely to Tenant and any permitted or approved sublessee of the Premises or assignee of the Lease, and may not otherwise be transferred or assigned without Landlord's prior written consent, which may be withheld by Landlord in Landlord's sole discretion.
2.    FITNESS CENTER. Provided: (a) this Lease is in effect, and (b) Tenant's employees execute Landlord's standard waiver of liability form, then Tenant's employees (the "Fitness Center Users") shall be entitled to use the fitness center located at the Project as of the date of this Lease ("Fitness Center") on the terms and conditions herein provided. No separate charges shall be assessed to Fitness Center Users for the use of the Fitness Center (with the exception of towel laundry fees) during the Term of this Lease, provided, however, that the costs of operating, maintaining and repairing the Fitness Center shall be included as part of Operating Expenses. The use of the Fitness Center by the Fitness Center Users shall be subject to the reasonable rules and regulations (including rules regarding hours of use) established from time to time by Landlord. Landlord and Tenant acknowledge that the use of the Fitness Center by the Fitness Center Users shall be at their own risk and that the terms and provisions of Section 10.3, 10.4 and 10.5 of the Lease and shall apply to Tenant and the Fitness Center User's use of the Fitness Center. Landlord shall have the right, in Landlord's reasonable discretion, to expand, contract, eliminate or otherwise modify the Fitness Center. No expansion, contraction, elimination or modification of the Fitness Center shall entitle Tenant to an abatement or reduction in Basic Rent, constitute a constructive eviction, or result in an event of default by Landlord under this Lease. Tenant's right to use the Fitness Center shall belong solely to Tenant and any permitted or approved sublessee of the Premises or assignee of the Lease and may not be transferred or assigned without Landlord's prior written consent, which may be withheld by Landlord in Landlord's sole discretion.
3.    FOOD SERVICE. Landlord operates, as of the date of this Lease, a food service in the Project known as ''The Commons" adjacent to the Building ("Food Service"). The Food Service is for the nonexclusive use by tenants, their employees and invitees. Tenant acknowledges that the provisions of this Section shall not be deemed to be a representation by Landlord that Landlord shall operate a Food Service in The Commons, and Landlord shall have the right, at Landlord's sole discretion, to expand, contract, eliminate or otherwise modify the Food Service. No expansion, contraction, elimination or modification of the Food Service, and no termination of Tenant's or the Food Service users' rights to the Food Service shall entitle Tenant to an abatement or reduction in Basic Rent constitute a constructive eviction, or result in an event of default by Landlord under this Lease.

8.    COMMUNICATIONS EQUIPMENT. Landlord hereby grants to Tenant a non-exclusive license (the "License") to install, maintain and operate on the roof of the Building a single antenna or satellite dish or other communication device not exceeding forty-eight inches (“48") in height or three meters in diameter (the "Antenna") in accordance with and subject to the terms and conditions set forth below. The Antenna shall be instaled at a location designated by Landlord and reasonably acceptable to Tenant ("Licensed Area"). The Licensed Area shall be considered to be a part of the Premises for all purposes under the Lease, and except as otherwise expressly provided in this Section all provisions applicable to the use of the Premises under the Lease shall apply to the Licensed Area and its use by Tenant.
(1)    The Term of the License shall be coterminous with this Lease;
(2)    Tenant shall not be obligated to pay any license fee for the use of the Licensed Area pursuant to this Section during the Term of this Lease.
(3)    Tenant shall use the Licensed Area only for the Installation, operation, repair, replacement and maintenance of the Antenna and the necessary mechanical and electrical equipment to service said Antenna and for no other use or purpose. The installation of the Antenna and all equipment and facilities related thereto, including any required screening for the Antenna and any required conduit from the Premises to the Antenna, shall be deemed to constitute an Alteration subject to the provisions of Section 7.3 of the Lease, provided that Landlord shall not unreasonably withhold its approval of the same. Landlord may require reasonable and appropriate screening for the Antenna as a condition of Landlord's approval of the installation of the Antenna. Tenant may have access to the Licensed Area for such uses during normal business hours and at limes upon reasonable prior notice to Landlord and shall reimburse Landlord for any reasonable out-of-pocket expenses incunred by Landlord in connection therewith;
(4)    The Antenna shall be used only for transmitting and/or receiving data, audio and/or video signals to and from Tenant's facilities within the Premises for Tenant's use, and shall not be used or permitted to be used by Tenant for purposes of broadcasting signals to the public or to provide telecommunications or other communications transmitting or receiving services to any third parties:
(5)    Landlord reserves the right upon reasonable prior written notice to Tenant to require the removal and relocation of the Antenna should Landlord reasonably determine that its presence results in material damage to the Building unless Tenant makes satisfactory (in the reasonable discretion of Landlord) arrangements to protect Landlord therefrom;
(6)    Tenant shall require its employees, when using the Licensed Area, to stay within the immediate vicinity thereof. In addition, in the event any pre-existing communications system or broadcast or receiving facilities are operating in the area, Tenant shall at all times during the term of the License use commercially reasonable efforts to conduct its operations so as minimize any material interference to such system or facilities as a result of such operations by Tenant. Upon notification from Landlord of any such material Interference, Tenant agrees to promptly take the necessary commercially reasonable steps to ameliorate such situation;
(7)    During the term of the License, Tenant shall comply with any standards promulgated by applicable governmental authorities or otherwise reasonably established by Landlord regarding the generation of electromagnetic fields. Should Landlord determine in good faith at any time that the Antenna poses a material health or safety hazard to occupants of the Building, Landlord may require Tenant to make arrangements reasonably satisfactory to Landlord to mitigate such hazard or, If Tenant either fails or is unable 10 make such satisfactory arrangements, to remove the Antenna. Any claim or liability resulting from the use of the Antenna or the Licensed Area shall be subject to the indemnification, release and waiver provisions of Sections 10 .3, 10.4 and 10.5 of this Lease applicable to Tenant's use of the Premises;
(8)    During the term of the License, Tenant shall pay all taxes attributable to the Antenna and other equipment owned and Installed by Tenant, and Tenant shall assure and provide Landlord with evidence that the Licensed Area and Tenant's use thereof are subject to the insurance coverages otherwise required to be maintained by Tenant as to the Premises pursuant to Exhibit D; and
(9)    Upon the expiration or sooner termination of the Lease, Tenant shall remove the Antenna and all related equipment and facilities, Including any conduit from the Premises to the Antenna, from the Licensed Area and any other portions of the Building within or upon which the same may be installed, and shall restore the Licensed Area and all other areas affected by such removal to their original condition, reasonable wear and tear and damage caused by casually excepted, all at its sole cost and expense.
(10)    Tenant's exterior rights under this Section belong solely to the original Tenant, any transferee pursuant to a Permitted Transfer, and any approved assignee of this Lease or sublessee of the entire Premises, and any other attempted assignment or transfer of such rights &hall be void and of no force and effect.
9.    CAR CHARGING STATIONS. As of the date of this Lease, Landlord has installed electric car charging stations for use by Tenant and its employees, and other tenants of the Project in the Project's parking structure (the collectively, "Charging Stations"). The use of the Charging Stations shall be subject to the reasonable rules and regulations established from time to time by Landlord and the vendor thereof, and each of Tenant's and other Project tenants' employees using the Charging Stations shall be subject to uniform hourly and/or electricity usage charges therefor. At Landlord's election, the costs of operating (exclusive of any hourly and/or electricity usage charges charged to users thereof). maintaining and repairing (but not the original installation costs of), the Charging Stations may be Included as part of Operating Expenses. Any claim or liability resulting from the use of the Car Charging Stations by Tenant or Its employees shall be subject to the indemnification waiver and release provisions of Sections 10.3, 10.4 and 10.5 of this Lease applicable to Tenant's use of the Premises. Tenant's right to use the Charging Stations &hall belong solely to Tenant and may not be transferred or assigned (except in conjunction with an assignment or sublease by Tenant that does no! require Landlord's consent or as to which Landlord consents) without Landlord's prior written consent. Notwithstanding the foregoing, if at any time Landlord determines that charging stations are generally no longer provided by other landlords of first class office projects in the vieinity of the Project, then Landlord shall have no further obligation to continuously operate and maintain the Charging stations In the Project. In addition to the foregoing, Tenant shall be permitted to utilize up to 12 of its allotted parking spaces for the Installation of additional electric car charging stations for use by Tenant and its employees ("Exclusive Charging Stations"). The Exclusive Charging Stations shall be in a location designated by Landlord and depicted on Exhibit G-3 attached hereto. The costs to install, maintain and operate the Exclusive Charging Stations shall be at Tenant's sole cost and expense, except Landlord shall pay for and cause electrical power to be distributed to the Exclusive Charging Stations as part of the Initial Installation.
10.    EMERGENCY GENERATOR. Landlord grants Tenant the right to Install, at Tenant's sole cost and expense, as part of the construction of the Tenant Improvements or at any time thereafter, an emergency generator in the location shown on Exhibit G-4 attached to this Lease together with supplemental fuel lines and related connections to the Building (collectively, the" Generator'l Any fuel container used in connection with the Generator must be maintained by Tenant above-ground and in compliance with all applicable legal requirements. The plans and specifications for the Generator and its installation shall be subject to Landlord's prior approval, which shall not be unreasonably withheld, and Landlord may condition same upon the construction by Tenant of an enclosure reasonably acceptable to Landlord to screen the Generator. All work shall be performed by a contractor approved by Landlord and in accordance with Landlord's construction rules and insurance requirements. The Generator shall be deemed to be a part of the Premises for purposes of the indemnification and insurance provisions of this Lease; provided, however, Tenant shall not be charged any rent therefor. Repair and maintenance of the Generator shall be the sole responsibility of Tenant. At Landlord's option, Landlord may require that Tenant remove the Generator and all related facilities upon the expiration or earlier termination of the Term and repair all damage to the Building resulting from the installation or removal of the Generator, reasonable wear and tear and damage caused by casualty excepted, at Tenant's sole cost and expense. The Generator shal be used by Tenant only during tesUng, regular maintenance and periods of electrical power outage or power reduction in the Building.
11.    EXCLUSIVITY Provided that Tenant is occupying the entire Premises and has not assigned Its interest in this Lease (other than to a Permitted Transfer), Landlord shall agree that ii will not lease any additional space in the Project to (1) Dell/EMC, (2) Commvault or (3) Veeam ("Competitive Tenant"). The foregoing covenant shall terminate in the event of an assignment of this Lease by Tenant, other than a "Permitted Transfer" (as defined in Section 9.4 hereof).

EXHIBIT G-1

EXHIBIT G-2

EXHIBIT G-3
EXCLUSIVE CHARGING STATIONS LOCATIONS

EXHIBIT G-4
EMERGENCY GENERATOR LOCATION

EXHIBIT H
LANDLORD’S DISCLOSURE
[INTENTIONALLY LEFT BLANK]

EXHIBIT I
TENANT’S SIGNAGE

EXHIBIT K

EXHIBIT L

EXHIBIT k
WORK LETTER
(Tenant Buildout with Landlord's Contribution)
Landlord represents to Tenant that the base, shell, and core of the Building has been constructed in compliance with all current codes for new construction, including but not limited to all codes relating to fire sprinkler, access and exiting, plumbing (including restrooms) and life safety and all other Applicable Laws {collectively, the "Base, Shell and Core" and/or "Base Building"), and substantially in accordance with the "Outline Specifications - Santa Clara Square Phase, set forth in Schedule I attached hereto (the "Shell Building Outline Specifications"), Landlord represents to Tenant that the Base Building has been constructed by Landlord and includes all improvements, equipment and systems as depicted or described in the Shell Building Outline Specifications (including Landlord's building standard improvements, materials and specifications for the main entry lobby, the elevator lobbies and restrooms in the Building).
I.    TENANT IMPROVEMENTS
The tenant improvement work {"Tenant Improvements" or the "Tenant Improvement Work") shall consist of the work required to complete certain improvements to the Premises pursuant to approved 'Working Drawings and Specifications" {as defined below). Tenant shall employ M Moser Architects PC or another licensed architect reasonably acceptable to Landlord (the "Architect") for preparation of the "Preliminary Plan" and 'Working Drawings and Specifications" (as hereinafter defined), and shall cause the Architect to inspect the Premises to become acquainted with all existing conditions. Tenant shall contract with the "Tl Contractor'' (as defined below) to construct lhe Tenant Improvements. The Tenant Improvement Work shall be undertaken and prosecuted in accordance with the following requirements:

A.
Tenant shall submit the following to Landlord: (i) a preliminary space plan for the Tenant Improvements prepared by the Architect, which shall include interior partitions, ceilings, interior finishes, interior doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets, plumbing connections, heavy floor loads and other special requirements ("Prellmlnary Plan"), (ii) working drawings and specifications prepared by the Architect based on the approved Preliminary Plan (the "Working Drawings and Specifications"), and (iii) any change proposed by Tenant to the approved Working Drawings and Specifications ("Change''). Within 3 business days following its submission to Landlord, Landlord shall approve (by signing a copy thereof) or shall disapprove in writing the Preliminary Plan and/or any Change, and within 10 business days following its submission to Landlord, Landlord shall approve or shall disapprove in writing the Working Drawings and Specifications; it being understood that Landlord shall not unreasonably withhold, delay or condition any of the foregoing requests for approval. If Landlord disapproves the Preliminary Plan, Working Drawings and Specifications or Change, Landlord shall specify in detail the reasons for disapproval and Tenant shall cause the Architect to make appropriate modifications to the Preliminary Plan, Working Drawings and Specifications or Change, and Landlord and Tenant shall promptly thereafter cooperate with one another in good faith to reach agreement regarding the Preliminary Plan, Working Drawings and Specifications or Change at issue. If Landlord shalt fail to provide its express approval or disapproval (and if disapproved, the reasons for such disapproval), within the foregoing time frames, then Landlord's approval shall be deemed given. Tenant agrees and acknowledges that Landlord will not check the Preliminary Plan, the Working Drawings and Specifications and/or any Change for building code compliance (or other federal, state or local law, ordinance or regulations compliance), and that Tenant and its Architect shall be solely responsible for such matters. Further, Tenant may make Changes to the Approved Working Drawings and Specifications and Landlord shall not have any right to approve such Changes to extent such work (i) is required by the City of Santa Clara or other applicable governmental body having jurisdiction over the Tenant Improvements, or is due to unforeseen conditions, and (a) is consistent with the design intent of the Approved Working Drawings and Specifications, and (b) will not cost more than Seventy-Five Thousand Dollars ($75,000.00) per occurrence; or (ii) consists of minor field changes that (c) are consistent with the intent or required for the proper execution of the Approved Working Drawings and Specifications, and (d) that will not materially adversely affect the design, use, or operation of the Premises or Tenant Improvements.

B.	The Tenant Improvements shall only include actual improvements to the Premises approved by Landlord as provided above, and shall exclude (but not by way of limitation) Tenant's furniture, trade

flXlures, partitions, equipment and signage improvements, if any. Further, to the extent applicable and otherwise reasonably practicable, the Tenant Improvements shall incorporate Landlord's building standard materials and specifications for the Projecl as set forth in Schedule I ("Standard Improvements''). No deviations from the Standard Improvements ("Non-Standard lmprovements")may be required by Tenant with respect to doors and frames, finish hardware, entry graphics, the ceiling system, light fixtures and controls, mechanical systems, fire life and safety systems and/or window coverings; without the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, provided, however that Landlord shall in no event be required to approve any Non-Standard Improvement if such lmprovement(s) (i) is of a materially lesser quality than the corresponding Standard Improvement, (ii) fails to conform to applicable governmental requirements, (iii) requires building seNices materially beyond the level Landlord has agreed to provide Tenant under this Lease (unless Tenant agrees to be responsible for .perfoITTJing such services), (iv) interferes in any manner with the proper functioning of, or Landlord's access to, any mechanical, electrical, plumbing or HVAC systems, facilities or equipment in or serving the Building, or (v) would have an adverse aesthetic impact to the Premises.

C.
Tenant shall contract with BCCI Construction Company or another licensed general contractor reasonably approved by Landlord (the "Tl Contractor") for construction of the Tenant Improvements. If required by Landlord, Tenant shall use the electrical, mechanical, plumbing and fire/life safety engineers and contractors approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall enter into a construction contract (the "Tl Contract") with the Tl Contractor for construction of the Tenant Improvements. If requested by Landlord, Tenant shall deliver copy of the Tl Contract to Landlord. Tenant shall cause the Tenant Improvements to be constructed in a good and workmanlike manner in accordance with the approved Working Drawings and Specifications.

D.	With respect to any Tenant Improvements costing in excess of $750,000.00, Tenant shall only enter into a Tl Contract with a general contractor that is bondable.

E.	Prior to the commencement of the Tenant Improvement Work, Tenant shall deliver to Landlord a copy of the final application for permit and issued permit for the work.

F.
The Tl Contractor shall comply with all commercially reasonable and standard Landlord's requirements as generally imposed on third party contractors, including without limitation reasonable insurance coverage requirements and the obligation to furnish appropriate certificates of insurance to Landlord, prior to commencement of construction or the Tenant Improvement Work.

G.	A construction schedule shall be provided to Landlord prior to commencement of the construction of the Tenant Improvement Work, and regular updates shall be supplied during the progress of the work.

H.
Tenant shall give Landlord 10 business days prior written notice of the commencement of construction of !he Tenant Improvement Work so that Landlord may cause an appropriate notice of non-responsibility to be posted.

I.
The Tenant Improvement Work shall be subject to inspection at all times by Landlord and its construction manager, and Landlord and/or its construction manager shall be permitted to attend weekly job meetings with the Tl Contractor.

J.
Upon completion of the Tenant Improvement Work, Tenant shall cause to be provided to Landlord a close-out package which shall include, without limitation, the following: (i) as built drawings of the Tenant Improvements work signed by the Tl Contractor, (ii) CAD files of the improved space compatible with Landlord's reasonable CAD standards, (iii) a final punch list signed by Tenant, (iv) final and unconditional lien waivers from the Tl Contractor and all subcontractors performing work in excess of $10,000, and (v) all governmental sign-offs and approvals required for the completion of the Tenant Improvements (collectively, the "Close-Out Package").

K.
The Tenant Improvements work shall be prosecuted at all times in accordance with all state, federal and local laws, regulations and ordinances, including without limitation all OSHA and other safety laws, the Americans with Disabilities Act ("ADA") and all applicable governmental permit and code requirements.

L.
All of the applicable provisions of this Lease (including, without limitation, the provisions of Sections 7.4, 10.1, 10.3 and 10.5, specifically excepting the covenants lo pay rent, shall apply to and shall be binding on Tenant with respect to the construction of the Tenant Improvements.

M.
Tenant hereby designates Gary LaMonte, Telephone (407) 867-7996, Email: gary.lamonte@veritas.com as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. Any notices or submittals to, or requests of, Tenant related to this Work Letter and/or the Tenant Improvement Work may be sent to Tenant's Construction Representative at the email address above provided. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notlce to Landlord. Landlord hereby designates Scot! McRobie, Telephone (949) 463- 4480, Email: smcrobie@irvinecompany.com as its representative, agent and attorney-intact for the purpose of receiving notices, approving submittals and issuing approvals for Changes, and Tenant shall be entiUed to rely upon authorizations and directives of such person(s) as if given directly by Landlord. Any notices or submittals to, or requests of, Landlord related to this Work Letter and/or the Tenant Improvement Work may be sent to Landlord's Construction Representative at the email address above provided. Landlord may amend the designation of its construction representative(s) at any time upon delivery of written notice to Tenant.

N.
Tenant and the Tl Contractor and its subcontractors shall be permitted to enter the Premises prior to the Commencement Date of the Lease to construct the Tenant Improvements. The foregoing license to enter the Premises prior to the Commencement Date is, however, conditioned upon the compliance by the Tl Contractor with all commercially reasonable and standard requirements imposed by Landlord on third party contractors, including without limitation the maintenance of workers· compensation and public liability and property damage insurance by the Tl Contractor in amounts and with companies and on forms reasonably satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry. Landlord shall make available all utility services required for the Tenant Improvements. The provisions of Article 1O of the Lease shall apply Tenant's Tenant Improvement Work. The Commencement Date shall occur as provided in Section 3.1 of the Lease, provided that the Commencement Date shall be extended by the . number of days of actual delay of the Substantial Completion of the Tenant Improvements in the Premises to the extent caused by a "Commencement Date Delay,• as that term is defined, below, but only to the extent such Commencement Date Delay causes the Substantial Completion of the Tenant Improvements be delayed. As used herein, the term ·c ommencement Date Delay' shall mean only a "Force Majeure Delay" or a "Landlord Caused Delay,' as those tenns are defined below in this Section of this Work Letter. As used herein, the term' Force Majeure Dela·y shall mean only an actual delay resulting from strikes, fire, wind, damage or destruction to the Building, explosion, casualty, flood, hurricane, tornado, the elements, acts of God or the public enemy, sabotage, war, terrorist acts, invasion, insurrection, rebellion, civil unrest, riots, or earthquakes, and !he undue and prolonged delay by any governmental authority to process and issue necessary permits and approvals within the typical and reasonable period of time for the issuance of same. As used in this Work Letter, "Landlord Caused Delay• shall mean actual delays to the extent resulting from (i) the failure of Landlord to timely approve or disapprove any Construction Drawings or any other matters that are subject to Landlord's approval under this Work Letter: or (ii) interference (when judged in accordance with industry custom and practice) by Landlord, its agents or Landlord Parties (except as otherwise allowed under this Work Letter) with the Substantial Completion of !he Tenant Improvements and which objectively preclude or delay the construction of Tenant Improvements in the Building by· any person, which interference relates to access by Tenant, or Tenant's Agents to the Building, to the extent such failure is not due to a delay caused by Tenant; it being understood that any such interference shall include any delay in the Substantial Completion of the Tenant Improvements caused by any defects in the Base, Shell and Core or the failure of Landlord's Base, Shell and Core improvements to comply with any applicable governmental laws, ordinances, rules or regulations. If Tenant contends that a Commencement Date Delay has occurred, Tenant shall notify Landlord in writing of (i) the event which constitutes such Commencement Date Delay and (ii) the date upon which such Commencement Date Delay is anticipated to end. If such actions, inaction or circumstance described in the Notice set forth in (i) above of this Section N of this Work Letter (the "Delay Notice') are not cured by Landlord within one (1) business day of Landlord's receipt of the Delay Notice and if such action, inaction or circumstance otherwise qualify as a Commencement Date Delay, then a Commencement Date Delay shall be deemed to have occurred commencing as of the date of Landlord's receipt of the Delay Notice and ending as of the date such delay ends. For purposes of this Section IVA. "Substantial Completion of the Tenant Improvements" shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the approved construction drawings, with the exception of any punch list items and the Premises is ready for occupancy by Tenant.

0.
All of the Tenant Improvements shall become the property of Landlord and shall be surrendered with the Premises at the expiration or sooner termination of this Lease, except that Landlord shall have the right, by notice to Tenant given at the time of Landlord's approval of the Preliminary Plan, the Working Drawings and Specifications and any Change, to require Tenant either to remove all or any of the Non-Standard Improvements (as defined in the Lease) approved in the Preliminary Plan or in the Working Drawings and Specifications or by way of such Change, to repair any damage to the Premises or the Common Areas arising from such removal, and to replace any Non Standard Improvements so approved with the applicable Building Standard Improvement. Any such removals, repairs and replacements by Tenant shall be completed by the Expiration Date or sooner termination of this Lease. Notwithstanding the foregoing, Landlord confirms and agrees, however, that no removal or replacement shall be required for any of the Non-Standard Improvements shown in the approved Plan provided that: (i) the materials used by Tenant are of a quality equal to or greater than Landlord's Building Standard Improvements, {ii) the improvements are typically found in comparable buildings in the City of Santa Clara submarket, and (iii) the improvements would not be unusually difficult or expensive to remove, including but not limited to, internal staircases, raised floors, clean rooms, and tenant-specific telecommunications equipment.

II.    COST OF THE TENANT IMPROVEMENTS WORK

A.
as hereinafter defined), with any excess cost of the Tenant Improvements to be borne solely by Tenant. If the actual cost of completion of the Tenant Improvements is less than the maximum amount provided for the Landlord's Contribution, such savings shall inure to the benefit of Tenant as a credit against Rent due under the Lease.

B.
The "Completion Cosf' shall mean the costs of completing the Tenant Improvements in accordance with the approved Working Drawings and Specifications, including but not limited to the following; (i) payments made to the Tl Contractor, architects, engineers, subcontractors and other third party consultants in the performance of the work, (ii) permit fees and other sums paid to governmental agencies, and (iii) costs of all materials incorporated into the work or used in connection with the work. The Completion Cost shall also include an administrative/overhead fee to be paid to Landlord or to Landlord's management agent in the amount of 1.5% of the Completion Cost, and Landlord's reasonable "peer review" fees for the review of the Preliminary Plan and Working Drawings and Specifications by Landlord's project architect and its MEP engineers, which fees shall be paid from the Landlord's Contribution.

C.
Landlord shall fund the Landlord Contribution {less deductions for the above-described administrative/overhead fee and all "peer review" charges) in installments (not more frequently than monthly) as and when costs are incurred and a payment request therefor is submitted by Tenant, which payment request shall include a copy of all supporting invoices, lien waivers {in the form prescribed by the California Civil Code), and pertinent back-up {all of which can be in the form of an email {i.e. PDF copies)). Landlord shall fund the payment request within 20 days following receipt of the application and supporting materials; provided that a 10% retention shaH be held on payments to Tenant until Landlord receives the complete Close-Out Package. The remaining balance of the Landlord Contribution towards the Completion Cost shall be funded within 20 days following Landlord's receipt of the completed Close-Out Package.

D.

Ill.    DISPUTE RESOLUTION

A.
All claims or disputes between Landlord and Tenant arising out of, or relating lo, this Work Letter shall be decided by the JAMS/ENDISPUTE {"JAMS'), or its successor, with such arbitration to be held in Santa Clara County, California, unless the parties mutually agree otherwise. Within 1O business days following submission to JAMS, JAMS shall designate three arbitrators and each party may, within 5 business days thereafter, veto one of the three persons so designated. If two different designated arbitrators have been vetoed, the third arbitrator shall hear and decide the matter. If less than 2 arbitrators are timely vetoed, JAMS shall select a single arbitrator from the non-vetoed arbitrators originally designated by JAMS, who shall hear and decide the matter. Any arbitration pursuant to this section shall be decided within 30 days of submission to JAMS. The decision of the arbitrator shall be final and binding on the parties. In no event shall the arbitrator be empowered or authorized to award consequential or punitive damages (including any award for lost profit or opportunity costs or loss or interruption of business or income). All costs associated with the arbitration shall be awarded to the prevailing party as determined by the arbitrator.

B.
Notice of the demand for arbitration by either party to the Work Letter shall be filed in writing with the other party to the Work Letter and with JAMS and shall be made within a reasonable time after the dispute has arisen. The award rendered by the arbitrator shall be final, and judgment may be entered upon it in accordance with applicable law ln any court having jurisdiction thereof. Except by written consent of the person or entity sought to be joined, no arbitration arising out of or relating to this Work Letter shall include, by consolidation, joinder or in any other manner, any person or entity not a party to the Work Letter unless (1) such person or entity is substantially involved in a common question of fact or law, (2) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, or (3) the interest or responsibility of such person or entity in the matter is no! insubstantial.

C.
The agreement herein among the parties to arbitrate shall be specifically enforceable under prevailing law. The agreement to arbitrate hereunder shall apply only to disputes arising out of, or relating to, this Work Letter, and shall not apply to other mattars of dispute under the Lease except as may be expressly provided in the Lease.

SCHEDULE I
SHELL BUILDING OUTLINE SPECIFICATIONS

Golf Course at Moffet Field
Moffet Federal Air Field
Sunnyvale Baylands County Park
Santa Clara Golf & Tennis Club
Great Mall of The Bay Area
Mountain View Alviso Rd
Milpitas Alviso Rd
Tasman Dr
Bayshore Fwy
Montague Expy
Lafayette St
N. 1st Street
Oakland Rd
Trimble Rd
Murphy St
San Jose Municipal Golf Course
Central Expy
Arques Blvd
Scott Blvd
Evelyn Ave
Fair Oaks Ave
Reed Ave
Monroe St
Lawrence Expy
Bowers Ave
San Tomas Expy
Scott Blvd
De la Cruz Blvd
Norman Y Mineta San Jose Int'l
Coleman Ave
Santa Clara University
Mary Ave
El Camino Real
Fremont Ave
El Camino Real
Taylor

Regional Map

IRVINE COMPANY

Santa Clara Square – Phase I

Santa Clara, CA

December 17, 2014

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise

HIGHWAY 101
2725
4-Level Parking Structure
1,607 spaces
2755
2775
2835
2795
2825
AUGUSTINE DRIVE

Site Plan

IRVINE COMPANY

Santa Clara Square – Phase I

Santa Clara, CA

December 11, 2013

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Work building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

2625 & 2755 - Typical Upper Level Floor Plan

Santa Clara Square – Phase I

IRVINE COMPANY

Since 1864

Santa Clara, CA

December 17, 2013

The specifications set forth in this document are subject to modification from time to time as deemed to be necessary or appropriate by the developer. Shell building improvements to be provided by Landlord during the shell building improvement phase, unless noted otherwise.

2795 - Ground Level Floor Plan

IRVINE COMPANY

Santa Clara Square – Phase I

Santa Clara, CA

December 17, 2013

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

DIMENSIONS:

Overall Dimensions:

Number of 6-story buildings per phase	8
Six-story Building Dimensions:	250'-0" x 125'-0"
Six-Story Building Height:	89'-10"

Floor/Ceiling Heights:

1st floor to 2nd floor:	20'-0"
Typical Floor-to-Floor:	15'-0"
Top floor to roof:	Varies
1st floor tenant finished ceiling height:	15'-0"
Typical upper floor tenant ceiling height:	10'-0"

Module/Glazing Heights:

Planning module is 10'.

Window openings are Floor-to-Ceiling, typical:

1st floor	15'-0"h
Upper floors	10'-0"h

Perimeter structural columns occur behind glass.

SITE PLANNING:

Site Area:

Net Site Area:	±16.53 Acres (±720,029 SF)
Building Gross Area:	556,614 GSF
Floor Area Ratio:	0.77

Construction:

Asphalt with concrete curbs, integral concrete gutter wherever storm water will collect and flow adjacent to curb.
Integral color concrete plazas and walkways with varying textures and finishes.

Site Lighting:

LED luminaires are provided along the primary vehicular access driveways and throughout the parking areas, as required by code.
LED are provided in pedestrian areas, as required.
Outdoor lighting shall be controlled by an automated lighting control system.

SITE PLANNING (CONTINUED):

Parking:

Parking, including accessible parking, will be provided by surface parking and parking structures.

Provided on-grade:	233 spaces
Provided within Parking Structures:	1,607 spaces
Total Parking Stalls Provided Phase 1:	1,840 spaces
Parking Ratio:	3.5/1000
Typical Parking Stall Size:	9'-0" x 18'-0"
Compact Parking Stall Size:	8'-0" x 16'-0"

Parking Structures:

Structured parking will be provided within a 4-level parking garage located adjacent to the office buildings. Vertical circulation is facilitated through the use of two (2) elevators in each lobby and two stairways. The two points of vehicular entry and exit are equipped to accommodate a gated access control system.

Autocourt & Forecourt Plazas:

Concrete Paving:
Paving will be characterized by integral color concrete with an architectural finish.

Trees:
A horizontal bosque of mature trees will integrate with a grid of vertical palm trees to form a continuous canopy/rhythm.

Accent Planters:
At the courtyard, accent planters will contain specimen trees and flowering perennial color.

Planting:
Planting will be characterized by a strong spatial strategy of bosque, hedge row, hedge, and ground plane treatments.

Site Furnishings:
Shade structure, tables, benches, landscape pottery, Class 2 bicycle racks and waste receptacles will be provided.

Outline Specifications – Shell Building Improvements
IRVINE COMPANY
Since 1864
Page 4
Santa Clara Square – Phase I
Santa Clara, CA
December 17, 2013
The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

SITE PLANNING (CONTINUED):

Perimeter Edges

The freeway edge of the property will be planted with existing Oleander.

The eastern edge is planted with a row of pines.

Augustine shall be planted with existing and new redwoods

BUILDING EXTERIOR:

Wall & Soffit Areas:

Painted metal spandrel panels and column covers
EIFS plaster system with skim coat at soffit.
Painted metal clad canopy at ground floor front entry.

Vision and Spandrel Areas:

Glazing:
Viracon VRE 13-54 IG unit with 4 ½" x 10" aluminum extrusion profiles. The curtainwall is a 10' x 15' unitized window wall system with Duranar XL Bright silver finish.

Mechanical Screen

12" wide horizontal metal panels finished to match building column covers and wall panels.

Ground Floor Entry Areas:

Glazing:
Viracon VRE 13-54 IG unit with 4 ½" x 10" aluminum extrusion profiles. The curtainwall is a 10' x 15' unitized window wall system with Duranar XL Bright Silver finish.

Entrance Doors:
Glass swing doors, center pivoted, with narrow stainless steel stiles with full-height door pulls.

Column Covers:
Painted metal

Storefront & Column Base:
Honed Granite

BUILDING CORE INTERIOR:

Main Lobbys

Floors:
Honed Granite

Walls:
Honed Granite at feature walls in elevator lobby.
Wood veneer panels over gypsum board and metal stud wall assembly.

Ceiling:
Gypsum board with Level 5 skim coat finish and recessed down lights.

Elevators:
Satin stainless steel elevator doors and transoms with satin stainless steel elevator door frames.

Lobby Tenant Doors:
Glass doors with satin stainless steel trim and full-height door pulls.

Building Directory:
Electronic Directory System

Typical elevator Lobbies (Multi-Tenant):

Floors:
Honed Granite

Walls:
Gypsum board with painted finish over metal stud wall assembly.

Ceiling:
Gypsum board with painted level 5 skim coat finish and recessed downlights.
4 side perimeter cove within lobby zone.
Smoke Guard system at each elevator entry recessed in cove.

Elevators:
Satin stainless steel elevator doors and transoms with satin stainless steel door frames.

Outline Specifications – Shell Building Improvements
Santa Clara Square – Phase I
The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.
IRVINE COMPANY
Since 1864
Page 2
Santa Clara, CA
December 17, 2012

BUILDING CORE INTERIOR (CONTINUED):

Elevators and Cabs:

Elevators:

Number of cabs:	Four (4)
Type:	MRL
Speed:	850 feet per minute
Capacity:	4,000 pounds
Controls:	Destination Based
Cab dimensions (Passenger):	7'-6" x 5'-4"
Cab dimensions (Passenger/Service):	7'-8" x 5'-5"
Entrance size:	4'-0" x 8'-0"
Ceiling Height:	9'-2"
Cab return and door:	Satin stainless steel
Cab floor:	Honed Granite
Cab base:	Honed Granite
Cab walls:	Wood veneer panels
Cab rail:	Satin stainless steel
Cab ceiling:	Satin stainless steel
Cab lighting:	Recessed downlights
Access control:	Proximity card reader

Exit Stairways:

Walls:
Gypsum drywall over 4" or 6" x 20 gauge metal studs with a painted finish.

Floor Finish Material:
Sealed concrete

Treads & Landings:
Steel channel stringers with lightweight concrete filled metal pan treads.

BUILDING CORE INTERIOR (CONTINUED):

Toilet Rooms:

Fixtures (w/ hands-free operation):

Men:	3 toilets 2 urinals 2 lavatories	Women:	5 toilets 2 lavatories

Floors and Bases:
12"x12" ceramic tile over thinset.

Walls:
Material: 12"x24" full height, ceramic tile over 5/8" tile backer board on 4" or 6" x 20 gauge metal studs to structure above, 4" or 6" acoustic batt insulation.

Ceilings:
Gypsum drywall with painted finish. Recessed downlights with accent cove lighting.

Toilet Partitions:
Satin stainless steel, floor mounted.

Lavatories:
Polished granite lavatory top with under-counter mount porcelain sinks. Two sinks per restroom.
Polished chrome faucets.

Mirrors:
Vision quality clear vanity mirror above lavatories, full-height vanity mirror (wall-mounted).

Accessories:
Satin stainless steel, recessed. Automated paper towel dispensers.

ARCHITECTURAL MISCELLANEOUS:

Roofing:

Fluid applied elastomeric roof deck surfacing system over concrete filled metal deck.

Window Washing Equipment:

Service all areas above the second floor, with roof carriage system located on the main roof.

Exterior Service Doors:

Painted metal clad-on insulated hollow metal doors.

Column Furring (Perimeter Columns):

2-1/2", 25 ga. metal studs, constructed 6" above ceiling.
Ceiling grid height 15'-0" at First Floor and 10'-0" at all upper floors
5/8" Type 'X' drywall.
Furring taped smooth and sanded to receive paint or wall covering.

Outline Specifications – Shell Building Improvements
Santa Clara Square – Phase I
IRVINE COMPANY
Since 1864
Page 3
Santa Clara, CA
December 17, 2013
The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

Architectural Miscellaneous (Continued):

Insulation:

R-19 batts at underside of roof deck.
R-11 batts at exterior walls.
Fire safing insulation between edge of deck and perimeter building skin assembly.

Fireproofing:

Spray applied cementitious fireproofing material.

Building Service Facilities:

Central Mail Facility (Multi-Tenant):

Front loading keyed mailbox units, clear anodized aluminum finish, with the following total compartment sizes:

Size B (12-1/2"W x 6"H x 15-1/2"D)
Size D (12-1/2"W x 10-1/2"H x 15-1/2"D)
U.S. Mail / Overnight / express mail drop-off area.

Typical Janitor Rooms:

Janitor Rooms are provided at Floors 2, 4, & 6 at office buildings.
Floor mounted service sink with wall-mounted mop rack.
Sealed concrete floor and rubber base.
Fiberglass reinforced plastic wall panels located adjacent to sink.

Structural Systems:

On-grade Floor System:

5" thick concrete slab on grade with #4 reinforcing bars at 16" on center each way.

Elevated Floor System:

Steel beams and columns supporting a composite metal deck with concrete fill.
Steel moment frames for the lateral force resisting system.
Floor system designed to accommodate 100 psf tenant load (85 psf live load / 15 psf partition load).

Mechanical Systems:

HVAC:

Each building will be served by a build-up mechanical system located at the penthouse level. The system consists of water-cooled chillers, cooling towers, and the associated pumps. Chilled water will be piped to main chilled water cooling coil located in penthouse fan room. Main supply and return fans will deliver conditioned air distributed through mechanical shafts and looped on each floor for future tenant variable air volume terminal boxes. The system will have 100% air-side economizer for free cooling when outside conditions allow.
Heating will be provided by three hot water boilers and pumps. Hot water will be piped and looped throughout each floor for future connection to exterior zone variable air volume terminal boxes.
Exhaust air will be provided for each restroom and also for future tenant connection.
For Multi-Tenant buildings, Tenant's 24/7 air conditioning equipment has been planned to connect to the building's dedicated closed-circuit cooler system at the condenser water riser located on each floor.

Plumbing:

Plumbing system shall include domestic hot and cold water systems, recycled water systems, sanitary sewer systems, roof and area drainage systems, and connections to plumbing fixtures and other equipment supplied under other sections of the specifications.
Domestic and recycled cold water supply will be from the street water main.
The domestic hot water system will be circulated and supplied from electric storage type water heaters located in the Janitor's Closets.
The sanitary sewer system will be connected by gravity to the site sewer system.
Fuel gas system, consisting of piping and connections to mechanical boiler.
The storm drain system will be connected by gravity to a site drainage system.
Domestic and recycled water meter will be located in underground vault.
The gas meter will be located above ground.
Centrally located wet columns, at both sides of core, consisting of 4" waste, 3" vent, and 1-1/4" cold water with shut-off valve stubs.
Refrigerated water Hi-lo drinking fountain provided at restroom vestibule at each floor.

(Note: The plumbing infrastructure is designed to accommodate future tenant requirements provided by the tenant during the tenant improvement phase.)

Outline Specifications – Shell Building Improvements

Santa Clara Square – Phase I

IRVINE COMPANY
Since 1864

Page 4

Santa Clara, CA
December 17, 201[illegible]

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by Landlord during the shell building improvement phase, unless noted otherwise.

FIRE PROTECTION SYSTEMS:

<u>Fire Protection:</u>

Ordinary Hazard Group 2 Fire protection design criteria:
Hydraulically calculated combined automatic fire sprinkler and standpipe systems, complete with detector check assembly above grade, fire pump and fire storage water tank, fire department connections, electric gong, shut-off valves, flow and tamper switches, fire pump test outlets and fire extinguishers.
Piping system will be sized to accommodate tenant improvements.
Fully recessed heads with concealed caps at ground floor lobby, elevator lobbies, exterior soffits, and restrooms.
Semi-recessed heads with white enamel trimmed escutcheons at ancillary rooms and exit corridors.
(Note: Fire sprinkler drops from the existing distribution loop and semi-recessed heads to be provided by the tenant during the Tenant Improvement phase).

ELECTRICAL SYSTEMS:

<u>Electrical Systems:</u>

All buildings are served via a 12 KV service feed from Silicon Valley Power.

Privately metered 4000A 277/480V 3Phase, 4 Wire service to each building.
Parking Structure: Privately metered 1200A 277/480V 3Phase 4 Wire service.

Each floor of each building is provided with one (1) 600 amp, 277/480 volt, 3 phase, 4-wire distribution panel, two (2) 150 KVA – K4 transformers, two (2) 400 amp, 120/208V, 3 phase, 4 wire distribution boards and six (6) 225 amp, 120/208V, 3 phase, 4 wire panels.
(Note: The electrical infrastructure is designed to accommodate future tenant requirements provided by the Tenant during the Tenant Improvement phase.)

Each building is provided with an extensive communication support infrastructure including the following components.

- Ten (10) 4" conduits, located in the main telecom room on the first floor, provide for a variety of telecommunication service providers. Four (4) additional 4" conduits provide for inter-building connectivity. Designated floor knock out space to accommodate twelve (12) 4" conduit sleeves between all floors.

- Four (4) 2" conduits are provided from the upper most floor telecom room to the roof for tenant installed satellite telecommunication requirements.

ELECTRICAL SYSTEMS (CONTINUED):

<u>Life-Safety:</u>

Life Safety Fire Alarm System conforming to the requirements of the National Electric which will include the following:

- Fire Department central control station on the ground floor level.
- Approved fire alarm audible speakers and visual strobes.
- Smoke detectors, pull stations, waterflow switches, tamper switches, duct smoke detectors connected to a centralized system.
- Two-way fire department communication system to the elevators, lobbies, and stairway vestibules. (Note: The Life Safety)

(Note: The Fire Alarm system is designed to accommodate future tenant improvements. All additional code required components will be provided by the tenant during the tenant improvement phase.)

<u>Future Tenant Furnished Generator:</u>

Tenant generator will be accommodated within the site utility enclosure. Six (6) 4" conduits and six (6) 1" conduits extend from the future tenant generator location into the building's main electrical room.

<u>Access Control System (ACS):</u>

Main lobby entrances and elevator cabs are equipped with proximity readers for access control. Conduit provided at stairwells of all floors for future access control.

(Note: All future tenant improvement access control needs shall be provided by the Tenant during the Tenant Improvement phase.)

End of Shell Building Outline Specifications

Outline Specifications – Shell Building Improvements

IRVINE COMPANY
Since 1864

Page 5

Santa Clara Square – Phase I

Santa Clara, CA
December 17, 2013

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by Landlord during the shell building improvement phase, unless noted otherwise.

Multi-Tenant Corridor Architectural:

Corridor Partitions:

2 ½" x 25 ga. metal studs, 24" o.c. with seismic bracing as required.
5/8" Type "X" drywall, one layer each side of studs w/ acoustical batt insulation installed within wall cavity.
Partition taped smooth and sanded to receive paint or wall covering on tenant side and wall covering on corridor side.

Corridor Ceiling:

Floor 1 :	Suspended acoustical ceiling to be 15'-0" above concrete floor.
Upper Floors:	Suspended acoustical ceiling to be 10'-0" above concrete floor.

Armstrong Silhouette 9/16" bolt slot ceiling grid.
Armstrong, Mesa 682 "fine texture," 2' x 2' x 3/4", beveled tegular acoustical ceiling tile.
Insul-Quilt acoustical blankets installed above suspended acoustical ceiling, extending four feet into tenant space.

Carpet and Base:

Karastan, Waffle Weave #WWV-808 – Color: New Taupe
Straight rubber base, Burke, 2-1/2" high, 244 – Off White, carpet-type roll stock.

Fire Protection Systems:

Fire Sprinklers:

Drop heads from existing distribution.
Fully recessed heads with flush concealer caps. Color to match adjacent ceiling.

Electrical Systems:

Corridor Light Fixture:

Focal Point LED Luna, 2' x 2' recessed indirect fixture.
Model: #FICLED-22-LL2455.
Color Temperature: 3500 degree Kelvin, 80+ CRI.
Earthquake clips and wire.
No return air capability.

Electrical Systems (continued):

Corridor Light Fixture (continued):

Lighting controlled by time clock to keep all common area lighting on during normal business hours.
Off-hour lighting requirements consist of night lighting provisions (30-50 percent of normal operation).

Exit Signs (Illuminated):

LED edge lit sign with green letters, tied to building emergency circuit.
Cooper Lighting, Sure-Lites, ES Series, Recessed, Ceiling-Mount.

End of Multi-Tenant Corridor Outline Specifications

Outline Specifications – Multi-Tenant Corridor

IRVINE COMPANY
Since 1864

Page 6

Santa Clara Square – Phase I

Santa Clara, CA
December 17, 2013

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by Landlord during the shell building improvement phase, unless noted otherwise.

All tenant improvements to be based on landlord's approved plans and to be provided by tenant during the tenant improvement phase.

TENANT AREA ARCHITECTURAL:

Demising Partitions:

2 ½" x 25 ga. metal studs, 24" o.c. with seismic bracing as required.
5/8" Type "X" drywall, one layer each side of studs.
Height from floor slab to ceiling grid, 10'-0", typical. (15'-0" @ 1st floor)
Partition taped smooth and sanded to receive paint or wall covering.
Partition cavity insulation Owens Corning "Noise Barrier" (or equal) 2 ½", R-8 Batts.
Stagger and caulk around electrical outlet and other boxes; caulk around conduit and other through-the-wall penetrations. Caulk entire perimeter of wall at floor, exterior wall and ceiling between "L" metal finished gypsum board and intersecting surface.
Straight line termination at building columns only. Wall closure trim (color to match mullion), with neoprene gasket at mullion termination.
Above ceiling at partition provide ceiling insulation 4'-0" each side of partition. Owens Corning "Sono Batts" (full face up) 2-1/2" batts (or equal).
Insul-Quilt acoustical blankets hung from deck above—parallel to partition—extending 8'-0" onto acoustical blankets.
Continuous compressible tape between top track and ceiling grid.

Interior Partitions:

2 ½" x 25 ga. metal studs, 24" o.c. constructed to underside of ceiling with seismic bracing as required.
(Ceiling grid height 15'-0" at 1st floor, 10'-0" at upper floors.)
5/8" Type "X" drywall, one layer each side of studs.
Partition taped smooth and sanded to receive paint or wall covering.
"L" metal at termination of partition at ceiling.
Straight line termination at building columns.

Note: Water-resistant and mold-resistant wallboard shall be used at all wet walls. Wet walls shall consist of walls within cabinets containing plumbing for items such as kitchen sinks, water filtration systems, dishwashers, etc.

TENANT AREA ARCHITECTURAL (CONTINUED):

Area Separation Partition:

2 ½" x 25 ga. metal studs, [illegible]" o.c. constructed to underside of floor above.
5/8" Type "X" drywall, one layer each side of studs.
Partition cavity insulation Owens Corning "Noise Barrier" (or equal), 2 ½" R-[illegible] Batts.
Partition taped smooth and sanded to receive paint or wall covering.
Straight line termination at building columns.

Interior Column Furring:

2 ½" x 25 ga. metal studs, constructed 6" above ceiling.
(Ceiling grid height 15'-0" at 1st floor, 10'-0" at upper floors.)
5/8" Type "X" drywall.
Furring taped smooth and sanded to receive paint or wall covering.

First Floor Sub-slab Construction:

All future sub-slab construction shall be reviewed and approved by the Irvine Company prior to start of construction.

Window Coverings:

Mechoshade Thermoveil 1500 Series (3%)

Outline Specifications – Tenant Improvements
IRVINE COMPANY
Since [illegible]
Page 7
Santa Clara Square – Phase I
Santa Clara, CA
December 17, 20[illegible]
The specifications set forth in this document are subject to modification from time to time as is determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

TENANT AREA ARCHITECTURAL (CONTINUED):

Suite Entry Door:

3'-0" x 8'-10" x 1-3/4" solid core wood door with premium grade 5-ply walnut veneer with matching hardwood edges. Factory finish with clear varnish. 20-minute fire-rated with rating label attached to hinge side of door.
3'-0" x 8'-10" x 5-3/4" throat aluminum door frame. 20-minute fire-rated with rating label attached to hinge side of frame. Color: TIC standard, clear anodized (factory finish).
Schlage, L-Series mortise lockset. L9453-03A-626. Same finish both sides, 626-satin chromium. 38" AFF to centerline of lever.
4-1/2" x 4-1/2" Hager BB-1279 (and are acceptable alternates). Butt hinges, two pair. Finish to match lever.
Norton #8501 parallel arm door closer. Finish to match lever.
Quality #331 floor stop for doors without thresholds. Finish to match lever.
5050 Series "Double Guard" fire door gasket.
Color: Black.

Interior Door:

3'-0" x 8'-10" x 1-3/4" solid core wood door with premium grade 5-ply walnut veneer with matching hardwood edges. Factory finish with clear varnish. 20-minute fire-rated with rating label attached to hinge side of door.
3'-0" x 8'-10" x 4-3/4" aluminum door frame. Color: TIC standard, clear anodized (factory finish).
Schlage, L-Series mortise lockset or latchset as specified. Passage (L9010-03A-626), office lock (L9050-03A-626). Same finish both sides, 626-satin chromium. 38" AFF to centerline of lever.

4-1/2" x 4-1/2" Hager BB-1279 butt hinges, two pair. Finish to match lever.
Quality #331 floor stop. Finish to match lever.

Tenant Ceilings:

Floor 1 :	Suspended acoustical ceiling to be 15'-0" above finished floor.
Upper Floors:	Suspended acoustical ceiling to be 10'-0" above concrete floor.

Armstrong Silhouette 9/16" bolt slot ceiling grid.
Partition attachment clips.
Armstrong, Mesa 682 "Fine texture," 2' x 2' x 3/4", beveled, tegular acoustical ceiling tile.

TENANT AREA ARCHITECTURAL (CONTINUED):

Paint:

Two coats of flat latex paint over primer.
Building standard colors.

Carpet and Base:

Bentley pattern: Intersect50 858006301, 30 oz., 1/10 gauge, DuPont Type 6, 6 cf nylon, over 5/16 Nova pad.
2-1/2" rubber straight base, color varies with carpet selection.

ELECTRICAL SYSTEMS:

Light Fixtures:

Focal Point LED luna, 2' x 4' recessed indirect fixture.
- Interior open office space
  Model: #TCLED-24-112-35
- Perimeter office space
  Model: #TCLED-24-112-35

Color Temperature: 3500 degree Kelvin, 80+ CRI.
Heat exhaust slots.
Earthquake clips and wire.
Note:
Light fixtures located underneath HVAC duct loop will be required to be supported by a unistrut support system.

Light Motion Sensor:

For use in perimeter offices exclusive of conference rooms and all interior spaces other than large open areas.

Greengate Controls - Model #RC9 series Room Controllers, RC series wall-stations, dual tech ceiling occupancy sensors, and DS series daylight sensors.

Light Switch:

For use in conference rooms, reception areas, general office and other areas not listed above.
Leviton Decora #5621. Color: White w/ matching cover plate.
Switches paired in double gang box to meet Title-24 requirements.
Height 40" AFF to centerline of switch.

Outline Specifications – Tenant Improvements
IRVINE COMPANY
Since 1864
Page 8
Santa Clara Square – Phase I
Santa Clara, CA
December 17, 2018
The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

ELECTRICAL SYSTEMS (CONTINUED):

Electrical Wall Outlets:

Leviton #16542 (or equal), self-grounding, duplex receptacle.
Color: White w/ matching cover plate.
125V, 20 amp, non-dedicated wall mount, standard.
Mounted vertically 18" AFF to center of outlet.
Quadplex 4S junction box with duplex outlet converter plate at secretarial and office locations.

Telephone Wall Outlets:

A double gang box with single gang mud ring in wall vertically mounted.
3/4" metal conduit, frame outlet box. Stub-up conduit and pull wire to 7-1/2" above ceiling. Plenum rated cable or conduit to board by tenant.
Jack and coverplate by telephone company. Color: White
Outlet height at 18" AFF to centerline of outlet.
(Note: Tenant connection points for all tele/data components shall originate from the typical floor electrical room.)

Power Density:

6-Story Office Buildings:	
Overall Building Capacity:	18.5 W / SF
Overall Building HVAC Power Density:	5.0 W / SF
Tenant Available 277/480V Lighting Power Density:	1.5 W / SF
Tenant Available 277/480V Non-Lighting Power Density:	1.5 W / SF
Tenant Available 120/208V Power Density:	8.0 W / SF
Amenity Building (Café Use):	
Overall Building Capacity:	70.0 W / SF
Overall Building HVAC Power Density:	20.0 W / SF
Tenant Available 277/480V Lighting Power Density:	1.5 W / SF
Tenant Available 277/480V Non-Lighting Power Density:	1.5 W / SF
Tenant Available 120/208V Power Density:	40.0 W / SF

(Note: Tenant connection points for all power components shall originate from the typical floor electrical room.)

ELECTRICAL SYSTEMS (CONTINUED):

Life-Safety:

Approved fire alarm audible speakers and visual strobes.
Smoke detectors where required by code.
(Note: Tenant connection points for all life-safety components shall originate from the typical floor electrical room.)

Exit Signs (Illuminated):

LED edgelit sign with green letters, tied to building emergency circuit.
Cooper Lighting, Sure-Lites, 44 Series, Recessed, Ceiling-Mount.
90-minute battery back-up (minimum) with test switch.

FIRE PROTECTION SYSTEM

Fire Sprinklers:

Drops from existing distribution loop.
Semi-recessed heads with white-enamel trim, located at center of ceiling tile, by Grinnell or equal.

MECHANICAL SYSTEMS:

HVAC:

For interior zones, single duct, direct digital control (DDC), variable air volume (VAV) boxes with branch ducting connected to existing main supply air loop.
For exterior zones, single duct, direct digital control (DDC), variable air volume (VAV) boxes with hot water reheat coils and branch ducting connected to existing main supply air loop.

2' x 2' supply air registers, perforated face diffuser.
2' x 2' return air grilles, perforated face diffuser.
Thermostats located per zone requirements. 48" AFF to centerline. Center above light switches where appropriate.
Testing and balancing.

End of Tenant Improvement Outline Specifications

Outline Specifications – Tenant Improvements

IRVINE COMPANY
Since 1864

Page 9

Santa Clara Square – Phase I

Santa Clara, CA
December 17, 2018

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

APPLICABLE CODES:

Codes:

2010 California Building Code (with city amendments)
2010 California Plumbing Code
2010 California Mechanical Code
2010 California Electrical Code (with city amendments)
2010 California Fire Code
2010 California Green Building Standards Code
2008 Building Energy Efficiency Standards for Residential & Nonresidential Buildings
2004 Americans with Disabilities Act – Accessibilities Guidelines (ADAAG)
Current Edition – NFPA
Current Edition – Title 24
Current Edition – Code of Regulations, Title 8. Industrial Relations – Subchapter 7. General Industry Safety Orders

Code Analysis:

Occupancy:	Group B
Construction:	Type I-B @ 6-story Office Buildings and Parking Facility
	Type II-B @ 1-story Amenity Buildings
	Fully Sprinklered

Fire Resistive Requirements:

<u>6-Story Office Buildings:</u>	
Structural Frame:	2 hour
Structural Frame (Penthouse):	1 hour
Roof:	1 hour
Roof (Penthouse):	Non-rated
Floors:	2 hour
Shafts:	2 hour
Permanent Partitions:	Non-rated
<u>1-Story Amenity Buildings:</u>	
Structural Frame:	Non-rated
Roof:	Non-rated
Permanent Partitions:	Non-rated

End of Applicable Codes

Outline Specifications – Codes
IRVINE COMPANY
Since 1864
Page 10
Santa Clara Square – Phase I
Santa Clara, CA
December 17, 2013
The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

Project Development Team

Developer:

IRVINE COMPANY
550 Newport Center Drive
Newport Beach, CA 92660
Tel: 949/720-2080
Fax: 949/721-1181

Leasing:

IRVINE OFFICE COMPANY
111 Innovation
Irvine, CA 92617
Tel: 949/720-2830
Fax: 949/722-1125

Architect:

PEI COBB FREED & PARTNERS
88 Pine Street
New York, NY 10005
Tel: 212/751-3122
Fax: 212/872-5443

Associate Architect:

I.P.A., INC.
5161 California Avenue, Suite 100
Irvine, CA 92617
Tel. 949/261-1001
Fax: 949/261-1190

Mechanical/Electrical/Plumbing Engineer:

TKLSC
17911 Von Karman Avenue
Suite 250
Irvine, CA 92614
Tel: 949/756-0565
Fax: 949/756-0827

Structural Engineer:

CLAP & TANNER
30270 Rancho Viejo Road, Suite F
San Juan Capistrano, CA 92675
Tel: 949/218-7898
Fax: 619/218-7296

Landscape Architect:

BURTON LANDSCAPE ARCHITECTURE STUDIO
307 S Cedros Avenue
Solana Beach, CA 92075
Tel: 858/794-7204
Fax: 858/794-7207

Parking Structure:

CHOATE PARKING CONSULTANTS, INC.
18800 Von Karman Avenue, Suite 240
Irvine, CA 92606
Tel: 949/474-0880
Fax: 949/474-2420

Civil Engineer:

HMH ENGINEERING
1570 Oakland Road
San Jose, CA 95131
Tel: 408/487-2200
Fax: 408/487-2222

Outline Specifications – Project Team

Irvine Company
Since 1864

Page 11

Santa Clara Square – Phase I
Santa Clara, CA
December 17, 2013

The specifications set forth in this document are subject to modification from time to time as determined to be necessary or appropriate by the developer. Shell building improvements to be provided by landlord during the shell building improvement phase, unless noted otherwise.

EXHIBIT Y

PROJECT DESCRIPTION

SANTA CLARA SQUARE OFFICES – PHASE I
(comprised of approximately 608,950 rentable square feet)

PARKING STRUCTURE 1
2725
2775
BLDG D
2755
BLDG C
2635
BLDG E
2795
BLDG A
2625
BLDG B
BOWERS AVENUE
AUGUSTINE DRIVE

EXHIBIT B

Description of Premises

EXHIBIT C

List of Equipment

[Attached]

UNITED MECHANICAL

2185 Oakland Road
San Jose, CA 95131
Phone: 408.232.9000

815 Atlantic Ave.
Suite 105
Alameda, CA 94501

6115 State Farm Drive
Suite A1
Rohnert Park, CA 94928

JOB ______
SHEET NO. ______ OF ______
CALCULATED BY Paul Peña DATE ______
CHECKED BY ______ DATE ______
SCALE ______

S & D SQUARE x ROUND

	A		B		C			TOTAL
1.	10	x	8	x	8	ø	=	1
2.	12	x	8	x	12	ø	=	1
3.	14	x	10	x	8	ø	=	1
4.	14	x	10	x	10	ø	=	1
5.	14	x	12	x	14	ø	=	1
6.	14	x	12½	x	18	ø	=	1
7.	14	x	12½	x	20	ø	=	1
8.	16	x	15	x	18	ø	=	1
9.	18	x	9	x	12	ø	=	1
10.	18	x	17	x	18	ø	=	1
11.	20	x	17½	x	20	ø	=	4
12.	24	x	18	x	20	ø	=	1
13.	24	x	18	x	22	ø	=	5
14.	24	x	18	x	24	ø	=	1
15.	26	x	12	x	20	ø	=	1

C
A x B

DUCTMATE SQUARE x ROUND

	A		B		C			TOTAL
1.	12	x	12	x	8	ø	=	1
2.	21	x	12	x	14	ø	=	2

C
DUCTMATE
A x B

VAV-CO OR VAV-RH (BOX'S)

C = COIL

	SIZE		TOTAL	
1.	6"ø	=	9	
2.	10"ø	=	6	
3.	10"ø	=	2	C
4.	12"ø	=	1	
5.	12"ø	=	2	C
6.	14"ø	=	7	
7.	14"ø	=	2	C
8.	16"ø	=	6	
9.	16"ø	=	5	C

UNITED MECHANICAL

2185 Oakland Road
San Jose, CA 95131
Phone: 408.232.9000

815 Atlantic Ave.
Suite 105
Alameda, CA 94501

6115 State Farm Drive
Suite A1
Rohnert Park, CA 94928

JOB ______

SHEET NO. ______ OF ______

CALCULATED BY Paul Peña DATE ______

CHECKED BY ______ DATE ______

SCALE ______

SADDLE TAPS

1. 10"Ø ON 20"Ø = 3
2. 14"Ø ON 20"Ø = 1

SPIRAL END CAPS

1. 6"Ø = 8
2. 8"Ø = 1
3. 10"Ø = 5
4. 12"Ø = 5
5. 14"Ø = 3
6. 16"Ø = 1
7. 18"Ø = 2

REDUCERS

	A		B		TOTAL
1.	8"Ø	x	6"Ø	=	4
2.	12"Ø	x	8"Ø	=	2
3.	12"Ø	x	10"Ø	=	1
4.	14"Ø	x	12"Ø	=	2
5.	16"Ø	x	10"Ø	=	2
6.	16"Ø	x	12"Ø	=	3
7.	16"Ø	x	14"Ø	=	6
8.	18"Ø	x	16"Ø	=	12
9.	20"Ø	x	18"Ø	=	1
10.	16"Ø	x	15"Ø	=	16

B
A
B
A

WALL CANS

	A		B		C		TOTAL
1.	10"	x	10"	x	10"Ø	=	6
2.	12"	x	12"	x	12"Ø	=	5
3.	16"	x	16"	x	10"Ø	=	3
4.	16"	x	16"	x	12"Ø	=	6
5.	16"	x	16"	x	14"Ø	=	20
6.	16"	x	16"	x	16"Ø	=	5
7.	18"	x	18"	x	16"Ø	=	1
8.	22"	x	22"	x	20"Ø	=	3

C
4"
A x B
3/4"

DAIKIN (FAN COIL UNIT)

1. m# FXMQ54PBVJU
   s# E002529

UNITED MECHANICAL
2185 Oakland Road
San Jose, CA 95131
Phone: 408.232.9000

815 Atlantic Ave.
Suite 105
Alameda, CA 94501

6115 State Farm Drive
Suite A1
Rohnert Park, CA 94928

JOB
SHEET NO. OF
CALCULATED BY Paul Penna DATE
CHECKED BY DATE
SCALE

SPIRAL PIPE

	SIZE		TOTAL
1.	12"ø	=	2
2.	16"ø	=	8
3.	18"ø	=	23
4.	20"ø	=	27
5.	22"ø	=	14
6.	24"ø	=	16

DAMPERS

	SIZE		TOTAL
1.	6"ø	=	11
2.	8"ø	=	2
3.	10"ø	=	29
4.	14"ø	=	12
5.	16"ø	=	1

DAMPER BLADES

	SIZE		TOTAL
1.	6"ø	=	6
2.	10"ø	=	5
3.	12"ø	=	1
4.	14"ø	=	2

45° ELBOWS

	SIZE		TOTAL
1.	6"ø	=	26
2.	8"ø	=	8
3.	10"ø	=	1
4.	14"ø	=	1
5.	16"ø	=	19
6.	18"ø	=	64
7.	20"ø	=	35
8.	22"ø	=	27
9.	24"ø	=	26

90° ELBOWS

	SIZE		TOTAL
1.	6"ø	=	19
2.	12"ø	=	1
3.	14"ø	=	11
4.	16"ø	=	3
5.	18"ø	=	30
6.	20"ø	=	10
7.	22"ø	=	11
8.	24"ø	=	11

WIRE FLEX

	SIZE		TOTAL
1.	6"ø	=	22
2.	8"ø	=	58
3.	10"ø	=	29
4.	12"ø	=	39
5.	14"ø	=	19
6.	16"ø	=	15
7.	18"ø	=	4

HIGH-SIDE TAPS (SQUARE x ROUND)

1.	6"ø	=	2
2.	8"ø	=	17
3.	10"ø	=	7
4.	12"ø	=	3
5.	14"ø	=	6
6.	16"ø	=	5
7.	18"ø	=	7
8.	20"ø	=	8

FLAT ROUND CONICAL TAPS

1.	10"ø	=	3	
2.	10"ø	=	3	w/ DAMPER
3.	12"ø	=	1	w/ DAMPER
4.	18"ø	=	1

UNITED MECHANICAL

2185 Oakland Road
San Jose, CA 95131
Phone: 408.232.9000

815 Atlantic Ave.
Suite 105
Alameda, CA 94501

6115 State Farm Drive
Suite A1
Rohnert Park, CA 94928

JOB

SHEET NO. OF

CALCULATED BY Paul Pena DATE

CHECKED BY DATE

SCALE

WYES

◯ = DAMPERS

	A		B		C		D		TOTAL
1.	12	x	10	x	(10)	x	(10)	=	1
2.	14	x	10	x	(10)	x	(10)	=	1
3.	14	x	14	x	(10)	x	(10)	=	3

B
C
D
A

B
C
D
A

UNITED MECHANICAL

2185 Oakland Road
San Jose, CA 95131
Phone: 408.232.9000

815 Atlantic Ave.
Suite 105
Alameda, CA 94501

6115 State Farm Drive
Suite A1
Rohnert Park, CA 94928

JOB ______

SHEET NO. ______ OF ______

CALCULATED BY Paul Penta DATE ______

CHECKED BY ______ DATE ______

SCALE ______

WYES

( ) = DAMPER

	A		B		C		TOTAL
1.	8	x	8	x	(6)	=	1
2.	10	x	(8)	x	8	=	1
3.	10	x	8	x	(8)	=	7
4.	10	x	(8)	x	(8)	=	1
5.	10	x	10	x	(8)	=	1
6.	12	x	(6)	x	(6)	=	1
7.	12	x	8	x	(6)	=	1
8.	12	x	8	x	(8)	=	4
9.	12	x	10	x	(6)	=	3
10.	12	x	10	x	(8)	=	6
11.	12	x	(10)	x	(8)	=	1
12.	12	x	10	x	10	=	1
13.	12	x	12	x	(6)	=	1
14.	12	x	12	x	(8)	=	2
15.	12	x	12	x	(12)	=	2
16.	14	x	(6)	x	(6)	=	1
17.	14	x	10	x	(8)	=	1
18.	14	x	10	x	(10)	=	2
19.	14	x	12	x	(6)	=	1
20.	14	x	12	x	8	=	1
21.	14	x	12	x	(8)	=	3
22.	14	x	(12)	x	(10)	=	1
23.	14	x	12	x	12	=	2
24.	14	x	12	x	(12)	=	1
25.	14	x	14	x	(8)	=	3
26.	14	x	14	x	(10)	=	1
27	16	x	14	x	(6)	=	2
28.	16	x	14	x	(8)	=	1
29.	16	x	14	x	(10)	=	5
30.	16	x	14	x	(12)	=	1
31.	18	x	14	x	(14)	=	11
32.	18	x	16	x	(8)	=	2
33.	18	x	16	x	(10)	=	1
34.	18	x	16	x	(12)	=	1
35.	18	x	18	x	(8)	=	5
36.	20	x	14	x	14	=	1
37.	20	x	14	x	(14)	=	1
38.	20	x	16	x	(8)	=	2
39	20	x	16	x	12	=	1
40.	20	x	16	x	(14)	=	1
41.	20	x	16	x	(16)	=	3
42.	20	x	18	x	(8)	=	1
43.	20	x	18	x	(12)	=	1
44.	20	x	18	x	(14)	=	1
45.	20	x	18	x	(16)	=	1
46.	20	x	18	x	18	=	1
47.	20	x	20	x	(10)	=	2
48.	20	x	20	x	(12)	=	1
49.	22	x	18	x	(14)	=	1
50.	22	x	20	x	10	=	1
51.	22	x	20	x	12	=	3
52.	22	x	20	x	14	=	1
53.	22	x	22	x	10	=	2
54.	22	x	22	x	12	=	1

B
C
A

WYES

( ) = DAMPER

	A		B		C		TOTAL
1.	10	x	10	x	(8)	=	6
2.	14	x	14	x	(14)	=	1
3.	16	x	16	x	(14)	=	4
4.	18	x	18	x	(8)	=	1
5.	18	x	18	x	(14)	=	6
6.	20	x	20	x	(8)	=	1
7.	20	x	20	x	(14)	=	9
8.	22	x	22	x	(14)	=	4
9.	24	x	24	x	(14)	=	4

B
C
A

EXHIBIT D

Exclusive Charging Stations

EXHIBIT E

Form of Letter of Credit

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER _____________

ISSUE DATE: ______________

ISSUING BANK:
SILICON VALLEY BANK
3003 TASMAN DRIVE
2ND FLOOR, MAIL SORT HF210
SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:
VERITAS TECHNOLOGIES LLC
2625 AUGUSTINE DRIVE
SANTA CLARA, CA 95054

APPLICANT:
UPWORK INC.
441 LOGUE AVENUE, STE. 150
MOUNTAIN VIEW, CA 94043

AMOUNT:	US$250,000.00 (TWO HUNDRED FIFTY THOUSAND AND 00/100 U.S. DOLLARS)

EXPIRATION DATE:        _____________(1 YEAR FROM ISSUE DATE)

PLACE OF EXPIRATION:    ISSUING BANK’S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______ IN YOUR FAVOR AVAILABLE BY PAYMENT AGAINST YOUR PRESENTATION TO US OF THE FOLLOWING DOCUMENT:

1.BENEFICIARY’S SIGNED AND DATED STATEMENT STATING AS FOLLOWS:

“THE AMOUNT OF THE ACCOMPANYING DRAFT REPRESENTS FUNDS DUE AND OWING TO US PURSUANT TO THE TERMS OF THE SUBLEASE DATED ______ BY AND BETWEEN VERITAS TECHNOLOGIES LLC, AS SUBLESSOR, AND UPWORK INC., AS SUBLESSEE, (AS SUCH SUBLEASE MAY BE AMENDED, RESTATED OR REPLACED) OR ANY AGREEMENT BETWEEN SUCH PARTIES RELATED TO THE SUBLEASE. THE AMOUNT HEREBY DRAWN UNDER THE LETTER OF CREDIT IS US$______________, WITH PAYMENT TO BE MADE TO THE FOLLOWING ACCOUNT: [INSERT WIRE INSTRUCTIONS (TO INCLUDE NAME AND ACCOUNT NUMBER OF THE BENEFICIARY)”

PARTIAL DRAWS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT

LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND TO YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND DECEMBER 15, 2028. IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK IN RESPECT OF LETTER OF CREDIT NO. SVBSF _____________, YOU ARE DRAWING ON SUCH LETTER OF CREDIT FOR US$_____________, AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF  THE REQUIRED DOCUMENTS  ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. SHOULD BENEFICIARY WISH TO MAKE A PRESENTATION UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION IT NEED NOT TRANSMIT THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENTS, IF ANY. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408)496-2418 OR (408)969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408)654-7176 OR (408)450-5001, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT A DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. BENEFICIARY SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT, PROVIDED THAT PAYMENT OF THE TRANSFER FEE SHALL NOT BE A CONDITION PRECEDENT TO THE EFFECTIVENESS OF THE TRANSFER. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

WE HEREBY AGREE WITH THE BENEFICIARY THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE.

THIS IRREVOCABLE STANDBY LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING. THIS UNDERTAKING IS INDEPENDENT OF AND SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR INCORPORATED BY REFERENCE TO ANY DOCUMENT, CONTRACT OR AGREEMENT REFERENCED HEREIN OTHER THAN THE STIPULATED ICC RULES AND GOVERNING LAWS.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590.

___________________________ ___________________________
AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________

EXHIBIT A

FORM OF TRANSFER FORM

DATE: ____________________

TO: SILICON VALLEY BANK
3003 TASMAN DRIVE                RE: IRREVOCABLE STANDBY LETTER OF CREDIT
SANTA CLARA, CA 95054     NO. _____________ ISSUED BY
ATTN: GLOBAL TRADE FINANCE SILICON VALLEY BANK, SANTA CLARA
STANDBY LETTERS OF CREDIT     L/C AMOUNT: ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_________________________________________________________________________________________
(NAME OF TRANSFEREE)

_________________________________________________________________________________________
(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

_________________________________________________
(Name of Bank)
_________________________________________________
(Address of Bank)
_________________________________________________
(City, State, ZIP Code)
_________________________________________________
(Authorized Name and Title)

_________________________________________________
(Authorized Signature)
_________________________________________________
(Telephone number)
SINCERELY,

_____________________________
(BENEFICIARY’S NAME)

_____________________________
(SIGNATURE OF BENEFICIARY)

_____________________________
(NAME AND TITLE)

SIGNATURE AUTHENTICATED

The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument.

_________________________________________________
(Name of Bank)
_________________________________________________
(Address of Bank)
_________________________________________________
(City, State, ZIP Code)
_________________________________________________
(Authorized Name and Title)

_________________________________________________
(Authorized Signature)
_________________________________________________
(Telephone number)